                                                                   Exhibit 99.8


                                                         AS EXECUTED - CONFORMED




                           SECOND AMENDED AND RESTATED

                             MANUFACTURING AGREEMENT

                            Dated as of July 1, 1998

                                      among

                                MERCK & CO., INC.

                                    ASTRA AB

                                ASTRA MERCK INC.

                                       and

                                 ASTRA USA, INC.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----


ARTICLE I             DEFINITIONS.................................................................................2


ARTICLE II            PRODUCTS; TERMS AND CONDITIONS OF SUPPLY...................................................14
     Section 2.01     Obligation to Supply.......................................................................14
     Section 2.02     Product Form...............................................................................15


ARTICLE III           ALLOCATION OF MANUFACTURING RESPONSIBILITY.................................................15
     Section 3.01     Allocation of Manufacturing Responsibility.................................................15


ARTICLE IV            ORDERS AND SHIPMENTS; PRODUCTION PLANNING..................................................21
     Section 4.01     Estimated Quantities.......................................................................21
     Section 4.02     Firm Orders................................................................................22
     Section 4.03     Manufacturing and Supply Committee; Production Planning....................................22
     Section 4.04     Title and Risk of Loss.....................................................................24
     Section 4.05     Shipment...................................................................................24
     Section 4.06     Inability to Supply........................................................................25
     Section 4.07     Modification of Specifications and C & M Data..............................................25
     Section 4.08     Manufacture by TR or an Alternate Producer Outside the Territory...........................26
     Section 4.09     Manufacture by KB Inside or Outside the Territory..........................................27
     Section 4.10     Manufacturing Sites........................................................................28
     Section 4.11     Termination Materials......................................................................28


ARTICLE V             TRANSFER PRICE, OTHER CHARGES AND PAYMENT..................................................29
     Section 5.01     Transfer Price.............................................................................29
     Section 5.02     Exclusion of Inter-Affiliate Mark-Ups and Profits..........................................30
     Section 5.03     Minimum Capital Charge.....................................................................31
     Section 5.04     Invoices, Time of Payment and Year-End Adjustments.........................................31
     Section 5.05     Manner of Payment..........................................................................33
     Section 5.06     Cost Estimate..............................................................................33
     Section 5.07     Additional Costs...........................................................................33


ARTICLE VI            MANUFACTURING PROCESSES, DATA AND KNOW-HOW FOR IN-LINE PRODUCTS............................34
     Section 6.01     Cooperation................................................................................34
     Section 6.02     Meetings Concerning In-Line Products.......................................................34
     Section 6.03     Consultations Concerning NDAs and Regulatory Matters.......................................34
     Section 6.04     Exchange of Information Concerning New In-Line Products....................................35

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
     Section 6.05     Improvements and New Processes.............................................................37
     Section 6.06     Exceptions in Respect of In-Line Products..................................................37
     Section 6.07     Disclosure of Safety and Environmental Issues and Process Experience.......................38
     Section 6.08     Limitation on Use of KB's Manufacturing Processes and Manufacturing
                      Technical Information......................................................................38
     Section 6.09     Delivery of Information Summaries..........................................................38
     Section 6.10     Consultations Concerning Manufacturing Development.........................................39


ARTICLE VII           MANUFACTURING PROCESSES, DATA AND KNOW-HOW CONCERNING KB PIPELINE PRODUCTS.................39
     Section 7.01     Pre-bid Information About Manufacturing Processes, Data and Know-How
                      Concerning KB Pipeline Products............................................................39
     Section 7.02     Cooperation................................................................................41
     Section 7.03     Meetings Concerning KB Pipeline Products...................................................41
     Section 7.04     Consultations Concerning NDAs and Regulatory Matters.......................................42
     Section 7.05     Exchange of Information Concerning KB Pipeline Products....................................43
     Section 7.06     Exceptions in Respect of KB Pipeline Products..............................................45
     Section 7.07     Disclosure of Safety and Environmental Issues and Process  Experience......................46
     Section 7.08     Limitation on Use of KB's Manufacturing Processes and Manufacturing
                      Technical Information......................................................................47
     Section 7.09     Delivery of Information Summaries..........................................................47


ARTICLE VIII          ALLOCATION OF REGULATORY FUNCTIONS.........................................................48
     Section 8.01     Regulatory Compliance Functions............................................................48


ARTICLE IX            WARRANTIES; QUALITY CONTROL; QUALITY ASSURANCE; CLAIMS FOR DEFECTIVE
                      PRODUCTS...................................................................................48
     Section 9.01     Warranties; Sample Retention...............................................................48
     Section 9.02     Producer's Quality Assurance/Quality Control Function......................................49
     Section 9.03     Access to Records; Inspections; Audits.....................................................49
     Section 9.04     Inspections and Audits.....................................................................50
     Section 9.05     Observations and Conclusions...............................................................50
     Section 9.06     Certificates of Analysis...................................................................50
     Section 9.07     Notice of Claims; Replacement Quantities...................................................50


ARTICLE X             CLAIMS AND DISCLAIMERS.....................................................................51
     Section 10.01    Indemnification by KBI.....................................................................51
     Section 10.02    Indemnification by TR and KB and Each Producer.............................................52
     Section 10.03    Indemnification Procedures.................................................................53
     Section 10.04    Disclaimers................................................................................53
     Section 10.05    Limitation of Damages......................................................................54

ARTICLE XI            TERM AND TERMINATION.......................................................................54
     Section 11.01    Termination of Agreement...................................................................54
     Section 11.02    Termination as to Particular Products; Effect of Assignment................................55
     Section 11.03    Effect of Termination......................................................................55
     Section 11.04    No Termination for Breach..................................................................56


ARTICLE XII           RECALLS....................................................................................56
     Section 12.01    Recalls and Market Withdrawals.............................................................56


ARTICLE XIII          SUBCONTRACTING.............................................................................56
     Section 13.01    Right to Subcontract.......................................................................56
     Section 13.02    Subcontracting to Another Party............................................................57


ARTICLE XIV           RECORDS....................................................................................57


ARTICLE XV            CONFIDENTIALITY............................................................................58
     Section 15.01    Confidentiality............................................................................58


ARTICLE XVI           MISCELLANEOUS PROVISIONS...................................................................59
     Section 16.01    Amendments; Waiver.........................................................................59
     Section 16.02    Best Efforts; Performance..................................................................59
     Section 16.03    Headings...................................................................................59
     Section 16.04    Successors; Third Parties; Assignment......................................................59
     Section 16.05    Notices....................................................................................60
     Section 16.06    Force Majeure..............................................................................60
     Section 16.07    Obligations of Producers other than KB, TR or KB USA.......................................61
     Section 16.08    [Omitted]..................................................................................61
     Section 16.09    Severability...............................................................................61
     Section 16.10    Governing Law..............................................................................61
     Section 16.11    Arbitration................................................................................61
     Section 16.12    Counterparts...............................................................................62

SCHEDULE A          - BID PROCEDURE

EXHIBIT I           - PROCESS MANUAL FOR BULK CHEMICAL SYNTHESIS

EXHIBIT II          - PROCESS AND PRODUCT INFORMATION SUMMARY (PPIS) CONTENTS

EXHIBIT III         - TRANSFER PRICE

EXHIBIT IVA         - TRANSFER PRICE

EXHIBIT IVB         - TRANSFER PRICE

EXHIBIT V           - QUALITY DOCUMENTATION REQUIREMENTS

               SECOND AMENDED AND RESTATED MANUFACTURING AGREEMENT


         SECOND AMENDED AND RESTATED MANUFACTURING AGREEMENT, dated as of July 1, 1998, among Merck & Co., Inc., a corporation organized and existing under the laws of the State of New Jersey ("TR"), Astra AB, a company limited by shares organized and existing under the laws of Sweden ("KB"), Astra Merck Inc., a corporation organized and existing under the laws of the State of Delaware ("KBI"), and Astra USA, Inc., a corporation organized and existing under the laws of the State of New York ("KB USA").

         This Agreement amends and restates the Amended and Restated Manufacturing Agreement dated as of January 31, 1997, among TR, KB and KBI as amended by the Side Agreement dated as of November 20, 1997, among KB, TR, KBI and Astra Merck Enterprises Inc., a corporation organized and existing under the laws of the State of Delaware ("KBI-E").

                              W I T N E S S E T H :

         WHEREAS, KB has granted licenses and options for licenses to KBI to, among other things, manufacture certain pharmaceutical compounds using KB's (and its Affiliates' (as hereinafter defined)) manufacturing know-how relative to such pharmaceutical compounds pursuant to the KBI License (as hereinafter defined);

         WHEREAS, KBI has assigned certain rights and delegated certain obligations under the KBI License to KBI-E;

         WHEREAS, KBI-E has entered into the Distribution Agreement (as hereinafter defined) with the Partnership (as hereinafter defined) pursuant to which KBI-E has appointed the Partnership its sole and exclusive distributor of certain products;

         WHEREAS, pursuant to the Distribution Agreement, KBI-E is obligated to supply to the Partnership, or cause the Partnership to be supplied with, such products;

         WHEREAS, for the purpose of providing for the supply of such products to the Partnership, KBI-E has granted to KBI certain rights under the KBI License and KBI is entering into that certain KBI Supply Agreement dated as of the date first above written, between KBI and the Partnership, as such agreement is amended, modified, supplemented or restated from time to time (the "KBI Supply Agreement"), for the sole purpose of supplying Distribution Products (as defined in the Distribution Agreement) to the Partnership in fulfillment of KBI-E's supply obligation to the Partnership under the Distribution Agreement;

         WHEREAS, the parties hereto desire to establish arrangements under which TR, KB and KB USA or an Alternate Producer will manufacture for or supply to KBI certain of KBI's requirements for Distribution Products for the sole purposes of satisfying KBI's obligations to the Partnership under the KBI Supply Agreement and satisfying certain of the requirements of KBI and its Affiliates for Exclusive Second Look Products (as hereinafter defined) and Non-

Exclusive Second Look Products (as hereinafter defined) as set forth herein, and TR, KB and KB USA are willing to perform such manufacture or supply on the terms and subject to the conditions hereinafter set forth;

         WHEREAS, the parties contemplate that KBI-E shall, pursuant to the KBI Sublicense (as hereinafter defined), instruct KBI to either designate KB USA as the Producer with respect to the Packaging Manufacturing Stage on terms mutually agreeable to KBI-E, KBI and KB USA or submit the Packaging Manufacturing Stage to the Bid Procedure;

         WHEREAS, KB is obligated under the KBI License to provide certain information and assistance to KBI or Persons that act as Producers under this Agreement as set forth herein; and

         WHEREAS, in furtherance of such obligations and in order to more effectively implement such assistance and to more effectively provide such information, the Parties desire to provide for certain consultations, cooperation, provision of information and assistance as set forth in this Agreement in connection with the manufacture and supply of Products.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Without limiting any other terms defined herein, as used in this Agreement the following terms shall have the following respective meanings.

         Acquired Compound: Any Licensed Compound (i) which has been acquired by KB or any of its Affiliates by means of the acquisition of any entity or business and (ii) the manufacture of which (A) is being performed in the Territory at the time of such acquisition; or (B) is planned to be performed in the Territory at the time of such acquisition and either (1) capital has been expended in furtherance thereof at such time; or (2) a binding contractual commitment to expend such capital has been made in furtherance thereof at such time.

         Affiliate: An Affiliate as defined in the KBI License.

         Alternate Producer: A Person other than TR (or any of its Affiliates) or KB (or any of its Affiliates) that is retained by KBI in accordance with the terms of this Agreement to perform one or more of the Manufacturing Stages for a KB Pipeline Product and that is reasonably qualified to perform such Manufacturing Stage.

         ANDA: An Abbreviated New Drug Application made in accordance with applicable regulations and requirements of the FDA as from time to time in effect.

         Amount Attributable to Bulk Chemical: The Amount Attributable to Bulk Chemical as defined in Section 5.04.

         Ancillary Agreements: The Ancillary Agreements as defined in the Master Restructuring Agreement.

         Bid Price: The Bid Price as defined in paragraph I.A.6 of Schedule A.

         Bid Procedure: The Bid Procedure referred to in Section 3.01 and described in Schedule A hereto.

         Bidding Parties: TR, KB, KB USA and any other Person to the extent that any of such Persons is permitted to bid under this Agreement.

         Bulk Chemical or Bulk Chemical Form: Bulk pharmaceutical Compound for which Formulation has not commenced.

         Bulk Chemical Manufacturing Stage: The Manufacturing Stage in which Bulk Chemical synthesis occurs.

         Bulk Chemical Transfer Point: The Bulk Chemical Transfer Point as defined in Section 4.04(b).

         C & M Data: The control and manufacturing data required by applicable law and regulations for inclusion in an NDA as from time to time amended or supplemented in accordance with Section 4.07.

         Capital Expenditures: Capital Expenditures as defined in the definition of "Minimum Capital Charge."

         Capitalized Amount: The sum of the compounded Capital Expenditure amounts described in clause (ii) of the definition of "Minimum Capital Charge."

         Claims: Claims as defined in Section 10.01(a).

         Clinical Quantities: Quantities of Products supplied solely for purposes of conducting tests and clinical trials undertaken for the purpose of
(i) obtaining approval of an NDA, an sNDA or an ANDA, including without limitation Products required under the Partnership's written plan for the clinical development of the Licensed Compound included in such Products, or (ii) post-marketing phase IV studies undertaken by the Partnership in connection with obtaining an approved NDA, sNDA or ANDA.

         Committee Participants: Committee Participants as defined in Section 4.03(a).

         Complete Commercial Process: Those processes for manufacturing or preparing any Product which, together with raw materials and intermediates commercially available to a Producer (or any of its Affiliates or subcontractors), are suitable for use at such Producer's (or any of its Affiliates' or subcontractors') manufacturing facilities designated in the NDA for the relevant Manufacturing Stage or Stages of such Product and are capable of completing such

Manufacturing Stage or Stages and disposing of all waste products in a practical manner, conforming to GMP, in accordance with the Specifications and the C & M Data for such Product.

         Compound: Any pharmaceutical compound, and the salts and esters thereof, which is suitable for use in human medicine.

         Confidential Information: Confidential Information as defined in the Master Restructuring Agreement.

         Cost of Capital: The Cost of Capital as defined in Exhibit III (for purposes of such Exhibit) or Exhibits IVA and IVB (for purposes of such Exhibits).

         Costs and Expenses of Delivery: All shipping and delivery charges, insurance, taxes (other than income taxes), customs and other duties and other similar charges and expenses.

         Development Non-Performance Notice: A Development Non-Performance Notice as defined in the Distribution Agreement.

         Distribution Agreement: The Distribution Agreement dated as of the date first above written, between the Partnership and KBI-E, as such agreement is amended, modified, supplemented or restated from time to time.

         Earlier Stage Producer: Each Producer performing an earlier Manufacturing Stage with respect to a Product.

         Enalapril/Felodipine Combination Product: A "Combination Product" as defined in that certain supply agreement dated as of November 1, 1994 between TR and KBI, as amended, modified, supplemented or restated from time to time, governing the supply of Enalapril/Felodipine Combination Products.

         Entocort:  Entocort as defined in the Master Restructuring Agreement.

         Estimated Quantities: The written estimates for each Quarter of the quantities of Products (or Intermediate Forms thereof) which KBI or a Producer expects to require, including separate written estimates for each Intermediate Form thereof to the extent responsibility for different Manufacturing Stages of a Product is allocated to different Producers.

         Events of Force Majeure: Events of Force Majeure as defined in Section 16.06.

         Excluded Compounds: All of the following Compounds: (i) enalapril, (ii) Compounds licensed to KBI by TR or any of its Affiliates for which TR or any of its Affiliates has retained the right to supply KBI with its requirements of such Compound, (iii) Compounds as to which KBI has no manufacturing rights (including Packaging rights) and (iv) other Compounds that the Parties hereto agree will be treated as Excluded Compounds.

         Excluded Process: A Manufacturing Stage or manufacturing process to which KBI does not have manufacturing rights and any other Manufacturing Stage or manufacturing process that the Parties hereto agree will be treated as an Excluded Process.

         Excluded Products: All of the following Products: (i) Enalapril/Felodipine Combination Products (including, without limitation, LEXXEL), (ii) other Products as to which KBI has no manufacturing rights, (iii) Products containing any Licensed Compound for which the rights of the Partnership have terminated (a) pursuant to Section C of the Distribution Agreement, (b) pursuant to Section D.1 of the Distribution Agreement, (c) pursuant to a Development Non-Performance Notice under Section D of the Distribution Agreement and as to which the Partnership has not been reappointed distributor pursuant to Section F of the Distribution Agreement or (d) pursuant to Section D.3(d) of the Distribution Agreement, and (iv) other Products that the Parties hereto agree will be treated as Excluded Products. A Product shall not be an Excluded Product solely because it includes or incorporates an Excluded Compound if KBI has manufacturing rights with respect to Manufacturing Stages for such Product other than the Bulk Chemical Manufacturing Stage for such Excluded Compound and has a source of supply for such Excluded Compound. A Product shall not be an Excluded Product solely because it includes or incorporates an Excluded Process if KBI has manufacturing rights with respect to other Manufacturing Stages or processes used in the manufacture of such Product.

         Exclusive Second Look Product: Any Product as to which (i) the Partnership's right to exclusivity has terminated pursuant to a Marketing Non-Performance Notice under Section D of the Distribution Agreement, (ii) the Partnership has elected to transfer the INDs and NDAs for such Compound to KBI-E pursuant to Section E.2 of the Distribution Agreement and (iii) KBI-E's rights under the KBI License have not terminated.

         FDA: The United States Food and Drug Administration and any successor agency having substantially the same functions.

         Finished Dosage Form: Unpackaged pharmaceutical Compound which has been Formulated into a dosage form ready for use.

         Firm Order: A binding purchase order for Product as set forth in
Section 4.02.

         First Commercial Sale: First Commercial Sale as defined in the Master Restructuring Agreement where the "Selling Person" (as used therein) is the Partnership or any permitted assignee of the Partnership.

         F.O.B.: F.O.B. as defined in the New York Uniform Commercial Code.

         Formulation or Formulate: The manufacture of Finished Dosage Form of Products from the Bulk Chemical which, in the case of Licensed Compounds administered through any device, includes the filling of such device and, with respect to Licensed Compounds administered in liquid form, includes the filling of the containers (e.g., vials and cartridges) in which each such Licensed Compound is contained.

         Formulation Manufacturing Stage: The Manufacturing Stage in which Formulation occurs.

         Formulator: The Producer performing the Formulation Manufacturing Stage of a Product.

         GMP: Current Good Manufacturing Practices as such term is defined from time to time by the FDA pursuant to regulations, guidelines or otherwise.

         Group C Compound: A Group C Compound as defined in the KBI License.

         IND: An Investigational New Drug Application made in accordance with applicable regulations and requirements of the FDA as from time to time in effect.

         Index: The unadjusted Producer Price Index for pharmaceutical preparations, ethical (prescription), as published by the Bureau of Labor Statistics or any successor organization, or such other price index as the Parties may mutually agree. Any adjustment of a Bid Price based on the Index which is effective as of January 1 of any year shall be based on changes in the unadjusted Index as of August 31 of the year immediately preceding such January 1 as published on or prior to the September 30 immediately following such August 31 or if not published on or before such date, as first published thereafter.

         In-Line Products: Products containing any of the Licensed Compounds omeprazole (including the PRILOSEC formulation of omeprazole), felodipine (including the PLENDIL formulation of felodipine) and tocainide (including the TONOCARD formulation of tocainide) and all future formulations and applications (including OTC applications) of, and combinations containing, any of the foregoing and including without limitation tablet formulations of the Licensed Compound omeprazole produced using the Multi-Unit Pellet System ("MUPS") Technology; provided, however, that In-Line Products shall not include any Excluded Products.

         Intermediate Form: The Bulk Chemical Form of a Compound or the Finished Dosage Form of a Product as at the completion of the applicable Manufacturing Stage.

         KB Contract Indemnitee: KB Contract Indemnitee as defined in Section 10.02(d)(i).

         KB Indemnitee: A KB Indemnitee defined in Section 10.02(b).

         KB Pipeline Products: Products that are not In-Line Products; provided, however, that KB Pipeline Products shall not include any Excluded Products. Separate dosage forms of a Compound (i.e., separate delivery systems using the same Compound) shall be considered separate KB Pipeline Products. Separate dosage levels of a Compound which have the same delivery system and do not differ significantly in the manufacturing processes shall be considered the same KB Pipeline Product.

         KB's Manufacturing Process: In respect of any Product, any process (or step thereof) used (or planned to be used) by KB (or any of its Affiliates or subcontractors) prior to or on the date such process has been satisfactorily demonstrated pursuant to Section 4.3(c) of the TR

Licenses or pursuant to Section 6.04(g) or 7.05(f) hereof for manufacturing or preparing (i) the Licensed Compound included in such Product (including any intermediate of such Licensed Compound and any dosage form of such Licensed Compound included in the initial NDA for such Licensed Compound), but excluding Packaging except to the extent referred to in clause (ii) below, and (ii) any device for the administration of the Licensed Compound included in such Product if such device is either unique to such Licensed Compound or is used by KB (or any of its Affiliates) in the marketing of such Licensed Compound anywhere in the world; and any improvements or New Processes thereafter used by KB (or any of its Affiliates) in respect of the manufacture or preparation of such Licensed Compound or device; provided, however, that KB's Manufacturing Process shall not include any process or improvement (x) to the extent KB (or any of its Affiliates) does not have access to such process or improvement or may not license such process or improvement to, or otherwise authorize the use thereof by, KBI, TR or an Alternate Producer or (y) which is both (1) not so used at the principal facility for the manufacture or preparation for KB (or any of its Affiliates) of such Licensed Compound (or such intermediate or dosage form) or device and (2) not material to such manufacture or preparation; provided, further, that notwithstanding anything to the contrary contained in this Agreement, KB shall not be obligated to provide KBI or any Producer with any information, data or know-how relating to the Formulation of quantities of Licensed Compounds delivered through the Turbuhaler or to the filling or Packaging of the Turbuhaler device, including, without limitation, technologies or information relating to the Turbuhaler itself.

         KBI-E Asset Option Agreement: The KBI-E Asset Option Agreement as defined in the Master Restructuring Agreement.

         KBI-E Asset Purchase: KBI-E Asset Purchase as defined in the Master Restructuring Agreement.

         KBI Contract Indemnitee: KBI Contract Indemnitee as defined in Section 10.01(b).

         KBI Indemnitee: A KBI Indemnitee as defined in Section 10.01(a).

         KBI License: The Amended and Restated License and Option Agreement made as of July 12, 1982 and amended and restated as of the date hereof, as such agreement is amended, modified, supplemented or restated from time to time.

         KBI Shares Option Agreement: The KBI Shares Option Agreement as defined in the Master Restructuring Agreement.

         KBI Sub: KBI Sub Inc., a corporation organized and existing under the laws of the State of Delaware.

         KBI Sublicense: That certain KBI Sublicense Agreement dated as of the date hereof between KBI-E and KBI, as such agreement is amended, modified, supplemented or restated from time to time.

         Licensed Compounds: The Licensed Compounds as defined in the KBI License, except that as used herein, "Licensed Compounds" shall not include any Selected Compounds or any rights with respect to the Selected Uses of any Licensed Compounds.

         Losses: Losses as defined in Section 10.01(a).

         Manufacturer's Cost: Manufacturer's Cost as defined in the KBI Supply Agreement.

         Manufacturing and Supply Committee: The Manufacturing and Supply Committee as defined in Section 4.03(a).

         Manufacturing Stage: Any of the following stages in the manufacture of a Product: (i) manufacture/synthesis of the Bulk Chemical Form of the applicable Compound or Compounds, (ii) Formulation and (iii) the Packaging of the Finished Dosage Form.

         Manufacturing Technical Information: All scientific and technical information, data and know-how possessed by KB (or any of its Affiliates or subcontractors) relating to KB's Manufacturing Process for any Product.

         Market Exclusivity: Market Exclusivity as defined in the Master Restructuring Agreement.

         Marketing Non-Performance Notice: A Marketing Non-Performance Notice as defined in the Distribution Agreement.

         Master Restructuring Agreement: The Master Restructuring Agreement as defined in the KBI License.

         Minimum Capital Charge: A monthly amount calculated by (i) accumulating the incremental capital expenditures (including construction-in-progress and start-up expenses) ("Capital Expenditures") incurred by an Alternate Producer, TR or a subcontractor or Affiliate of TR in order to meet the Partnership's requirements for a Product, measured from the last day of the calendar month in which any such Capital Expenditure was paid through the last day of the calendar month preceding the month which includes the projected Transition Date for such Product (as notified to KBI by the Partnership pursuant to Section 3.01(b) of the KBI Supply Agreement), (ii) compounding each such Capital Expenditure at an annual pre-tax rate of 22% from the last day of the month in which each Capital Expenditure was paid through the last day of the calendar month preceding the month which includes such projected Transition Date, and summing each of the compounded Capital Expenditure amounts (the "Capitalized Amount"), and (iii) expressing such Capitalized Amount as a level annuity over the projected period of Market Exclusivity (as notified to KBI pursuant to Section 3.01(b) of the KBI Supply Agreement) as set forth in the following annuity formula:


                                                        TermInMonths
                       Capitalized Amount x (1 + Rate)
                 ------------------------------------------------------
                                 TermInMonths
                   ( (1  +  Rate)              -       1 )  /  Rate

Where:

     "Rate" = An annual rate of 22% divided by 12 (or 1.83333% per month), and



     "Term in Months" = An exponent equal to the projected period of Market
                        Exclusivity, expressed in full months

The Capitalized Amount shall be adjusted to the extent that a change in Specifications or an increase in requirements for Product causes an increase in incremental Capital Expenditures by the Producer. The adjusted Capitalized Amount will then be amortized using the annuity formula and a 22 percent annual rate over the remaining Term in Months. Subject to the foregoing, the Minimum Capital Charge shall not exceed 110 percent of the Minimum Capital Charge Estimate.

         Minimum Capital Charge Estimate: A reasonable estimate of the Minimum Capital Charge submitted by KBI to the Partnership pursuant to Section 4.07 of the KBI Supply Agreement.

         NDA: A New Drug Application made in accordance with applicable regulations and requirements of the FDA as from time to time in effect.

         New In-Line Product: An In-Line Product containing any of the Licensed Compounds omeprazole, felodipine and tocainide for which a new NDA will be filed after the date hereof, provided, however, that a Product will be a New In-Line Product only until the filing of the NDA for such Product.

         New Process: Any process (or step thereof) developed or acquired by KB (or any of its Affiliates) for the manufacture or preparation of (i) any Licensed Compound included in any Product (including any intermediate of such Licensed Compound or any dosage form of such Licensed Compound) or (ii) any device for the administration thereof which is either unique to such Licensed Compound or is used by KB (or any of its Affiliates) in the marketing of such Licensed Compound anywhere in the world, after the date KB's Manufacturing Process for such Licensed Compound has been satisfactorily demonstrated pursuant to Section 4.3(c) of the TR Licenses or pursuant to Section 6.04(g) or 7.05(f) hereof; provided, however, New Process shall not include any such process which is licensed to KB (or any of its Affiliates) from any of KB's Non-Affiliates, unless KBI is sublicensed with respect to such New Process pursuant to the KBI License; provided, further, that notwithstanding anything to the contrary contained in this Agreement, KB shall not be obligated to provide KBI with any information, data or know-how relating to the Formulation of quantities of Licensed Compounds delivered through the Turbuhaler or to the filling or Packaging of the Turbuhaler device, including, without limitation, technologies or information relating to the Turbuhaler itself.

         Non-Affiliate: A Non-Affiliate defined in the KBI License.

         Non-Exclusive Second Look Product: Any Product as to which (i) the Partnership's right to exclusivity has terminated pursuant to a Marketing Non-Performance Notice under Section D of the Distribution Agreement, (ii) the Partnership has not elected to transfer the INDs and NDAs for such Compound to KBI-E pursuant to Section E.2 of the Distribution Agreement, and (iii) KBI-E's rights under the KBI License have not terminated.

         Non-Performing Producer: A Non-Performing Producer as defined in
Section 4.06.

         Option: The Option as defined in Section 3.01(c)(i).

         P&G License: The License Agreement dated as of November 20, 1997, among KBI, KBI-E and The Procter & Gamble Co., an Ohio corporation, as such agreement is amended, modified, supplemented or restated from time to time.

         P&G OTC Products: Non-prescription Products containing the Compound omeprazole licensed to The Procter & Gamble Co. pursuant to the P&G License.

         Package or Packaging: The manufacture of Finished Dosage Form into trade and sample units approved under the NDA. Packaging does not include any Manufacturing Stage which is part of Formulation.

         Packaging Manufacturing Stage: The Manufacturing Stage in which Packaging occurs.

         Packaging Transfer Point: The Packaging Transfer Point as defined in
Section 4.04(b).

         Parties: TR, KB, KB USA and KBI.

         Partnership: Astra Pharmaceuticals, L.P., a limited partnership organized and existing under the laws of the State of Delaware.

         Period Cost: A Period Cost as defined in Exhibit III.

         Person: A Person as defined in the KBI License.

         Phase II Clinical Evaluation: Phase II Clinical Evaluation as defined in the KBI License.

         Phase III Clinical Evaluation: Phase III Clinical Evaluation as defined in the KBI License.

         PPIS: A Process and Product Information Summary as updated from time to time containing such data, information and know-how as specified in Exhibit II, relating to the Formulation portion of KB's Manufacturing Process for any Product. Each PPIS shall contain the information listed in Exhibit II hereto.

         Preliminary Process Report: A report containing such data and information of the nature set forth in Exhibits I and II as may reasonably assist TR and/or KB in preparing bids (if applicable) and as may reasonably assist a Producer in evaluating plans for the preliminary design and preliminary selection of facilities for, and for the analysis of the costs involved in, the manufacturing process for any Product.

         Primary Manufacturing Stages: The Bulk Chemical Manufacturing Stage and the Formulation Manufacturing Stage for a Product.

         Process Manual: A manual as updated from time to time containing such data, information and know-how as specified in Exhibit I, relating to the Bulk Chemical portion of KB's Manufacturing Process for any Product.

         Producer: A Producer with respect to a Product means (i) TR, if and to the extent that TR has responsibility for any Manufacturing Stage of such Product, or (ii) KB, if and to the extent that KB has responsibility for the Bulk Chemical Manufacturing Stage or the Formulation Manufacturing Stage of such Product, or (iii) an Alternate Producer, if and to the extent such Alternate Producer has responsibility for any Manufacturing Stage of such Product, or (iv) KB USA, if and to the extent that KB USA has responsibility for the Packaging Manufacturing Stage for such Product. A Producer may be a Producer with respect to one or more Manufacturing Stages without being a Producer with respect to any other Manufacturing Stage, as determined in accordance with Article III.

         Product: A Finished Dosage Form, including Packaging and devices for the administration thereof, of any Licensed Compound. Products comprise KB Pipeline Products and In-Line Products; provided, however, that "Product" shall include the Bulk Chemical Form of a Licensed Compound ordered by the Partnership from KBI for purposes of inclusion in a Special Combination Product.

         Product Cost: Product Cost as defined in Exhibit III (for purposes of such Exhibit) or Exhibits IVA and IVB (for purposes of such Exhibits).

         Quarter: Each calendar quarter of a Year (or in the case of the first or last Quarter during which this Agreement shall be in effect, the portion of such Quarter during which this Agreement shall be in effect).

         Request for Bids: A Request for Bids as defined in Schedule A.

         Ropivacaine IBD: Ropivacaine IBD as defined in the Master Restructuring Agreement.

         Selected Compounds: Selected Compounds as defined in the Selected Compounds Contribution Agreement.

         Selected Compounds Contribution Agreement: The Selected Compounds Contribution Agreement dated as of June 19, 1998 among KB, TR, KBI and KBI Sub, as such agreement is amended, modified, supplemented or restated from time to time.

         Selected Uses: Selected Uses as defined in the Selected Compounds Contribution Agreement.

         Site: A single location, or group of locations which are in reasonable geographic proximity to each other, are used for the same operational purpose, and share management, staff and equipment.

         sNDA: A Supplemental New Drug Application made in accordance with applicable regulations and requirements of the FDA as from time to time in effect.

         Special Combination Product: A Product which is a combination containing (i) a Distribution Compound (as defined in the Distribution Agreement) and (ii) a KB USA Compound (as defined in the Master Restructuring Agreement), a Group D Compound (as defined in the Master Restructuring Agreement) or a Group E Compound (as defined in the Master Restructuring Agreement).

         Specifications: The written specifications required by applicable law and regulations for inclusion in an NDA for the Bulk Chemical and for the Formulation, Packaging and labeling of a Product and any additional specifications approved in accordance with Section 4.07.

         Subsequent Producer: Each Producer performing a subsequent Manufacturing Stage with respect to a Product.

         Subsequent Producer Indemnitee: A Subsequent Producer Indemnitee as defined in Section 10.02(c).

         Technology Owner: A Technology Owner as defined in Section 3.01(c)(v).

         Termination Materials: The Termination Materials as defined in Section 4.11.

         Territory: The United States of America, its territories and possessions.

         TR Contract Indemnitee: TR Contract Indemnitee as defined in Section 10.02(d)(ii).

         TR Indemnitee: A TR Indemnitee as defined in Section 10.02(a).

         TR Licenses: The TR Licenses as defined in the KBI License.

         Transfer Price: The price to be paid to a Producer for Products (or Intermediate Forms thereof) as determined in accordance with Article V hereof.

         Transition Date: In the case of any Licensed Compound for which TR or any Non-Affiliate of KB will perform the Bulk Chemical Manufacturing Stage or the Formulation Manufacturing Stage pursuant to Article III, the earlier of (x) the date that is six months following the date on which KB's Manufacturing Process for such Licensed Compound is satisfactorily demonstrated for such Manufacturing Stage pursuant to Section 6.04(g) or 7.05(f) or (y) such date as TR or such Non-Affiliate of KB shall specify, on at least five months' notice to KBI, that TR or such Non-Affiliate of KB shall commence fulfilling its obligations under Section 2.01(b) and, in the case of any Licensed Compound for which KB will perform the Bulk Chemical Manufacturing Stage and the Formulation Manufacturing Stage pursuant to Article III, the date of First Commercial Sale of such Licensed Compound.

         Transition Period: Transition Period as defined in the KBI-E Asset Option Agreement.

         Transition Product: Transition Product as defined in the KBI-E Asset Option Agreement.

         Turbuhaler: The dry powder delivery systems commonly known as the Turbuhaler(R) system, as the same may be renamed from time to time, which systems are primarily used for inhalation or nasal administration of Compounds, and any modifications or variations or improvements thereto or thereof, and the quantities of any Compound or the composition thereof contained in, delivered or administered through such systems. Except as otherwise provided in this Agreement, any reference to the manufacture of Turbuhaler or Turbuhaler systems shall include the manufacture of the dry powder delivery device, the Formulation of the quantities of the Compounds for use in the Turbuhaler(R) system from the Bulk Chemical Form of such Compounds and the filling and finishing of such devices and the Packaging of such systems but it shall not include the manufacture of such Bulk Chemical Form of In-Line Products unless so agreed.

         Unrecovered Capitalized Amount: An amount determined as of the end of any calendar month in accordance with the following formula:

                                1                       1
 Minimum Capital Charge x ( ------  -  --------------------------------------- )
                              Rate                       (Remaining Months of
                                                          Market Exclusivity)
                                           Rate x (1+Rate)
       Where:

                  "Rate" = An annual rate of return of 22% divided by 12 (or 1.83333% per month), and

                  "Remaining Months of Market Exclusivity" = An exponent equal to the number of full calendar months of Market Exclusivity remaining as of the end of the month in which the payment pursuant to Section 5.03(c) is made.

         Year: Each calendar year during which this Agreement shall be in effect (or, in the case of the first or last Year during which this Agreement shall be in effect, the portion of such calendar year during which this Agreement shall be in effect).

                                   ARTICLE II

                    PRODUCTS; TERMS AND CONDITIONS OF SUPPLY

         Section 2.01 Obligation to Supply. (a) Prior to the Transition Date for a Product, KBI shall purchase from KB, and, to the extent that KB (or any of its Affiliates or subcontractors), consistent with its (and their) other manufacturing requirements, has capacity for producing such requirements, KB shall use its best efforts to supply to KBI, all of KBI's requirements for such Product, including launch quantities and samples; provided, however, that KB's obligation to supply such Product is subject to KB (or any of its Affiliates or subcontractors) having or having obtained a Complete Commercial Process for such Product; provided, further, that KB shall not be obligated under this Agreement to supply any Clinical Quantities of any Product. Notwithstanding anything to the contrary contained in this Agreement, (i) KB may subcontract to a Non-Affiliate of KB the Formulation Manufacturing Stage of any such Product supplied pursuant to this Section 2.01(a); provided, however, that, except as provided in Section 3.01(c)(v), such Formulation Manufacturing Stage shall be performed only outside the Territory; and (ii) the Packaging Manufacturing Stage may be performed inside or outside the Territory.

                  (b) Commencing on the Transition Date for each Product, each Producer shall use its best efforts to supply to KBI or the applicable Subsequent Producer, and KBI or the applicable Subsequent Producer shall purchase from such Producer, all of KBI's or such Subsequent Producer's requirements for such Product (or the Intermediate Form thereof) for which such Producer has manufacturing responsibility (determined in accordance with Article III hereof) for as long as this Agreement shall be in effect with respect to such Product (or Intermediate Form) and such Producer; provided, however, that each Producer's obligation to supply a Product is subject to such Producer having or having obtained a Complete Commercial Process for the relevant Manufacturing Stage of such Product; provided, further, that no Producer shall be obligated under this Section 2.01(b) to supply any Clinical Quantities of any Product; provided, further, that no Producer shall be obligated under this Agreement to supply any quantities of any Product other than those required to supply the Partnership (or any assignee of the Partnership) with its requirements for such Product pursuant to the KBI Supply Agreement (except as provided below with respect to the Exclusive Second Look Products and Non-Exclusive Second Look Products); provided, further, that any quantities of any Product (or the Intermediate Form thereof) to be manufactured under this Agreement are solely (i) for supply by KBI to the Partnership pursuant to the KBI Supply Agreement, (ii) for supply by KBI to an assignee of the Partnership under the Distribution Agreement pursuant to the provisions of Section 3.6A of the Master Restructuring Agreement; (iii) if KBI-E elects to appoint another distributor or sublicensee with respect to such Product in accordance with
Section 16.1(f) of the KBI License, for the satisfaction of the requirements of such distributor or sublicensee with respect to such Product as hereinafter provided. If KBI-E elects to appoint another distributor or sublicensee for a Non-Exclusive Second Look Product in accordance with Section 16.1(f) of the KBI License, each of KB and KB USA shall continue to perform the Manufacturing Stages for such Non-Exclusive Second Look Product for which it is then a Producer and shall continue to supply to any Subsequent Producer or to KBI such Finished Dosage Forms or Intermediate Forms of such Non-Exclusive Second Look Product for which it is then a Producer to meet KBI's requirements for Product, on a priority basis over the requirements of the Partnership, to the extent that KB and KB USA, respectively (consistent with their respective other manufacturing requirements), have the capacity for producing such requirements for such Products, for the remaining period of Market Exclusivity. If KBI-E elects to appoint another distributor or sublicensee for an Exclusive Second Look Product in accordance with Section 16.1(f) of the KBI License, each of KB and KB USA shall continue to perform the Manufacturing Stages for such Exclusive Second Look Product for which it is then a Producer and shall continue to supply to any Subsequent Producer such Finished Dosage Forms or Intermediate Forms of such Product for which it is then a Producer to meet KBI's requirements, to the extent KB and KB USA, respectively (consistent with their respective other manufacturing requirements), have the capacity for producing such requirements for such Product, for a period of three
(3) years from the date such Product becomes an Exclusive Second Look Product pursuant to the terms of Section D of the Distribution Agreement. For purposes of this Agreement, a Subsequent Producer's requirements of an Intermediate Form shall include only such quantities of the Intermediate Form as are used by such Subsequent Producer (and/or its Affiliates or subcontractors) to supply KBI's requirements of the applicable Product, including the manufacture of inventory of such Product or Intermediate Form thereof for ultimate sale to KBI or a Subsequent Producer.

         Section 2.02 Product Form. The Products shall be in such trade and sample packages and Finished Dosage Forms as ordered by KBI, and the Bulk Chemical Forms thereof shall be as ordered by the Subsequent Producer performing the Formulation Manufacturing Stage or (in the case of Special Combination Products) by KBI, in each case consistent with the allocation of manufacturing responsibilities pursuant to Article III and the Specifications therefor.

                                   ARTICLE III

                   ALLOCATION OF MANUFACTURING RESPONSIBILITY

     Section 3.01 Allocation of Manufacturing Responsibility. The responsibility for manufacturing Products for KBI hereunder pursuant to Section 2.01(b) shall be allocated as set forth in this Section 3.01. Notwithstanding anything to the contrary herein, this Agreement shall not apply to any Excluded Product, Excluded Compound or Excluded Process, and nothing herein shall grant any Party any right to manufacture any Excluded Product (or any Intermediate Form thereof) or Excluded Compound or to perform any Excluded Process or grant any other rights or impose any obligations with respect to any Excluded Product, Excluded Compound or Excluded Process, except to the extent provided for under Sections 2.01(b) and 3.01(e)(vi).

                  (a) In-Line Products. Except as provided in Section 3.01(b) and Section 3.01(e), TR will have sole responsibility for all Manufacturing Stages for In-Line Products and shall be the sole Producer of such Products.

                  (b) Turbuhaler Systems. Notwithstanding any other provision of this Agreement, KB will have sole responsibility for manufacturing, and shall be the sole Producer of, Turbuhaler systems incorporating In-Line Products and KB Pipeline Products, except that TR will have responsibility for manufacture of the Bulk Chemical for quantities of In-Line Products included in a Turbuhaler system. Nothing in this Agreement shall grant to KBI any greater rights with respect to the Turbuhaler device than are granted under the KBI License.

                  (c) Bulk Chemical and Formulation Manufacturing Stages for KB Pipeline Products. (i) Except as provided in Section 3.01(b) and Section 3.01(e), with respect to any KB Pipeline Product, KB shall have the right, at KB's sole option (the "Option"), (A) to perform either (1) the Bulk Chemical Manufacturing Stage and the Formulation Manufacturing Stage for such KB Pipeline Product or (2) only the Bulk Chemical Manufacturing Stage for such KB Pipeline Product or (B) to decline to perform the Manufacturing Stages for such KB Pipeline Product referred to in Sections 3.01(c)(i)(A)(1) and (2); provided, however, that, notwithstanding the foregoing, if one of the Manufacturing Stages referred to in Section 3.01(c)(i)(A)(1) or (2) is an Excluded Process, KB shall nonetheless have the Option to perform the remainder of such Manufacturing Stages.

                  (ii) Within thirty (30) days after the exercise by the Partnership of the option referred to in Section C.1 of the Distribution Agreement for any Group C Compound contained in a KB Pipeline Product, and within thirty (30) days after the commencement of Phase III Clinical Evaluation for any additional KB Pipeline Product containing such Licensed Compound, KB shall provide written notice to KBI, with a copy to the Partnership, indicating the Manufacturing Stages, if any, for which it chooses to be responsible (in accordance with subsection (c)(i) above) with respect to each such KB Pipeline Product; provided, however, that with respect to Products containing the Compound rofleponide, such notice shall be provided within thirty
         (30) days after the resumption of Phase III Clinical Evaluation for such Product. Upon delivery of such notice to KBI, KB shall be deemed the Producer of such Product for all such Manufacturing Stages indicated in such notice. KB's decision upon exercise of the Option in accordance with subsection (c)(i) shall be irrevocable.

                  (iii) If KB desires at any time, either before or after it notifies KBI that it intends to exercise its Option to perform the Manufacturing Stages referred to in Section 3.01(c)(i)(A)(1), to subcontract the Formulation Manufacturing Stage of a KB Pipeline Product to a Non-Affiliate of KB, the Producer of the Formulation Manufacturing Stage shall, if KBI does not consent to such subcontract, be determined in accordance with the Bid Procedure. After receipt of such a request to subcontract from KB, KBI shall notify KB within 30 days of its consent to allow KB to subcontract or its decision to initiate the Bid Procedure. If KBI decides to initiate the Bid Procedure, it shall promptly solicit bids in accordance with the Bid Procedure from KB and either TR or an Alternate Producer.

         If KB submits the winning bid pursuant to the Bid Procedure with respect to such KB Pipeline Product, KB shall be the Producer for the Formulation Manufacturing Stage for such Product, and KB may subcontract the Formulation Manufacturing Stage pursuant to Section
         13.01 of this Agreement. If TR or an Alternate Producer submits the winning bid pursuant to the Bid Procedure with respect to such KB Pipeline Product, TR or the Alternate Producer, as the case may be, shall be the Producer for the Formulation Manufacturing Stage of such Product and KB shall be the Producer for the Bulk Chemical Manufacturing Stage for such Product.

                  (iv) If KB notifies KBI that it declines to perform the Manufacturing Stages referred to in Sections 3.01(c)(i)(A)(1) or (2) with respect to any KB Pipeline Product, KBI shall, subject to Section 3.01(c)(v), 3.01(c)(vi) and 3.01(c)(vii), retain TR or an Alternate Producer to perform the Manufacturing Stages for which KB has not exercised the Option for such KB Pipeline Product, and TR or such Alternate Producer, as the case may be, shall be deemed the Producer of such Product for the Manufacturing Stages for which it is retained by KBI; provided, however, that the proposed pricing of such Alternate Producer shall be subject to the prior approval of the Partnership. If the Partnership does not disapprove of the pricing of such Alternate Producer by giving written notice of such disapproval to KBI within 60 days after the submission of such proposed pricing to the Partnership, such Alternate Producer shall be the Producer with respect to such Manufacturing Stage. If the Partnership does disapprove of such proposed pricing within such 60 day period, KB shall be entitled to become the Producer of such Product for such Manufacturing Stage or Stages by notifying KBI in writing of its election to become the Producer with respect thereto simultaneously with the giving of the notice of such disapproval by the Partnership and agreeing to match such pricing and to reimburse KBI for the reasonable out-of-pocket costs of KBI and its Affiliates associated with retaining such Alternate Producer. If KB does not (i) give such notice, (ii) match such pricing and (iii) reimburse KBI for such out-of-pocket costs, such Product shall become subject to Section D of the Distribution Agreement and shall be an Excluded Product for purposes of this Agreement. If TR or such Alternate Producer is retained as the Producer, the Transfer Price with respect to such Manufacturing Stage or Stages for such Product shall be determined in accordance with Section 5.01(c).

                        (v) Notwithstanding anything to the contrary contained in Section 3.01(c)(iii) hereof, if KB notifies KBI pursuant to Section 3.01(c)(i) that it intends to perform the Manufacturing Stages referred to in Section 3.01(c)(i)(A)(1), KB may appoint a subcontractor to perform the Formulation Manufacturing Stage for such Product either inside or outside the Territory without KBI's consent and without the responsibility for the Formulation of such Product being determined pursuant to the Bid Procedure if the Formulation of such KB Pipeline Product requires proprietary technology owned or controlled by a Non-Affiliate of KB (a "Technology Owner") which neither KB nor any Affiliate of KB has the right to use for purposes of performing such Formulation Manufacturing Stage and (A) KB appoints such Technology Owner as its subcontractor to perform the Formulation Manufacturing Stage for such Product or (B)

         KB appoints such Technology Owner's subcontractor to perform the Formulation Manufacturing Stage for such Product for KB.

                       (vi) If KB notifies KBI that it elects not to perform the Bulk Chemical Manufacturing Stage or (in the case of a dosage form not then being manufactured by KBI or an Affiliate of KBI) the Formulation Manufacturing Stage for a Product, KBI may submit to the Partnership pursuant to Section 4.07 of the KBI Supply Agreement (with a copy to KB) a Minimum Capital Charge Estimate with respect to such Bulk Chemical Manufacturing Stage or Formulation Manufacturing Stage. If KBI submits such a Minimum Capital Charge Estimate, it shall be submitted to the Partnership within six months after the last of the following to occur: (a) KB has provided all relevant available information regarding KB's Manufacturing Process pursuant to Section 7.05 of this Agreement and (b) the Partnership has notified KBI pursuant to Section 3.01(b) of the KBI Supply Agreement of its estimated requirements for Product over the full life cycle of the Product, the projected Transition Date for the Product, and the projected period of Market Exclusivity for the Product.

                      (vii) If KBI submits a Minimum Capital Charge Estimate to the Partnership pursuant to Section 3.01(c)(vi) for a Product, KB shall have the right, within 30 days after such submission, to notify KBI that it elects to perform such Manufacturing Stage for such Product. If KB so elects (a) to manufacture such Product and (b) to reimburse KBI for reasonable out-of-pocket costs incurred by KBI in the preparation of the Minimum Capital Charge Estimate for such Product, up to a maximum of $100,000, KB shall thereafter be the Producer with regard to that Manufacturing Stage for such Product and shall be entitled to the Minimum Capital Charge as set forth in Section 5.03, and the Transfer Price shall be determined as set forth in Exhibit IVA or Exhibit IVB, as applicable. If KB does not make such election to so manufacture, TR or the Alternate Producer selected by KBI shall be the Producer of such Manufacturing Stage, and shall be entitled to the Transfer Price set forth in Exhibit III, including the Minimum Capital Charge as set forth in Section 5.03.

                  (viii) Notwithstanding anything to the contrary contained in this Section 3.01, if a subcontractor appointed by KB to perform any of the Manufacturing Stages with respect to a Product is terminated for any reason, KB shall be responsible for such Manufacturing Stage.

                  (d) Packaging of KB Pipeline Products. Except as set forth in
Section 3.01(e), KBI shall arrange for the toll manufacture of the Packaging Manufacturing Stage for any KB Pipeline Product as follows:

                             (i) If KBI-E so instructs KBI, KBI shall request that KB USA enter into an exclusive toll manufacturing arrangement relating to the Packaging Manufacturing Stage with KBI on terms mutually agreeable to KBI-E, KBI and KB USA. Any such request shall be made within thirty (30) days after the exercise by the Partnership of the option referred to in Section C.1 of the Distribution Agreement for any

         Group C Compound contained in such KB Pipeline Product, and within thirty (30) days after the commencement of Phase III Clinical Evaluation for any additional KB Pipeline Product containing such Licensed Compound. If KBI-E, KBI and KB USA enter into such an arrangement, KB USA shall be the Producer for such Packaging Manufacturing Stage pursuant to the agreed-upon terms, subject to Sections 5.01 and 5.02.

                  (ii) If KBI does not enter into an arrangement with KB USA pursuant to Section 3.01(d)(i) within sixty (60) days after such request is made, on the last day of such sixty (60) day period (or, if no request is made, within thirty (30) days after the exercise by the Partnership of the option referred to in Section C.1 of the Distribution Agreement for any Group C Compound contained in such KB Pipeline Product, and within thirty (30) days after the commencement of Phase III Clinical Evaluation for any additional KB Pipeline Product containing such Licensed Compound), a Bid Procedure shall be initiated and the Producer of the Packaging Manufacturing Stage shall be determined according to such Bid Procedure. KB USA, TR and, at KBI's election, any other Person reasonably qualified to perform such Packaging Manufacturing Stage, may submit bids for the toll manufacture of such Packaging Manufacturing Stage. The Bidding Party that submits the winning bid shall be the Producer of such Packaging Manufacturing Stage.

                  (iii) If no bid is submitted pursuant to Section 3.01(d)(ii), KBI shall promptly thereafter make arrangements for the performance of the Packaging Manufacturing Stage with TR or an Alternate Producer. Upon entering into such an arrangement, TR or the Alternate Producer shall be the Producer of such Packaging Manufacturing Stage, and the Transfer Price shall be determined according to Sections 5.01 and 5.02; provided, however, that the proposed pricing of such Alternate Producer shall be subject to the prior approval of the Partnership. If the Partnership does not disapprove of the pricing of such Alternate Producer by giving written notice of such disapproval to KBI within 60 days after the submission of such proposed pricing to the Partnership, such Alternate Producer shall be the Producer with respect to the Packaging Manufacturing Stage for such Product. If the Partnership does disapprove of such proposed pricing within such 60-day period, TR shall be the Producer of such Product for the Packaging Manufacturing Stage at the Transfer Price computed in accordance with Exhibit III.

                  (iv) The Producer determined in accordance with Section 3.01(d)(i), (ii) or (iii) shall perform its services in the Territory, and shall be a toll manufacturer acting on behalf of KBI. KBI shall not be deemed a Producer under this Agreement. KBI shall own the Finished Dosage Form of the Product through the entire toll manufacturing process and, subject to the arrangements made with such Producer, shall bear the risk of loss for such Product.

                  (v) Notwithstanding anything to the contrary contained in this
         Section 3.01(d), but subject to Section 3.01(d)(iv), KB USA shall be the Producer of the Packaging Manufacturing Stage for any Acquired Compound.

                  (e) Other Exceptions. (i) Notwithstanding paragraph (c) of this Section, but subject to the obligations of KB under Sections 2.2(c), 2.7 and 10.1 of the KBI License, the parties recognize that licenses with respect to KB Pipeline Products may impose geographical or other limitations on the manufacturing rights of KBI with respect to such Products. In the event any such limitation prevents either TR or KB from performing a Manufacturing Stage allocated to it pursuant to this Article, the other Party may elect to perform such Manufacturing Stage with the Transfer Price therefor to be determined in accordance with Exhibit III or Exhibit IVA and Exhibit IVB, as applicable; provided, however, that nothing herein shall grant to KB or any third party the right to manufacture Compounds which have been licensed to KBI by TR or grant to TR or any third party the right to manufacture the Turbuhaler or to fill or finish the Turbuhaler.

                  (ii) The obligation of TR to perform the Formulation or Packaging Manufacturing Stage with respect to a Product is subject to the right of TR to perform quality audits (as provided in Article IX) of the immediately preceding Manufacturing Stage for such Product.

                  (iii) The obligation of KB to perform the Formulation and Packaging Manufacturing Stage with respect to the P&G OTC Products or an In-Line Product administered through the Turbuhaler is subject to the right of KB to perform quality audits (as provided in Article IX) of the immediately preceding Manufacturing Stage for such Product.

                  (iv) Notwithstanding Sections 3.01(a), 4.09 and 13.01, KB shall have sole responsibility for the Formulation Manufacturing Stage and the Packaging Manufacturing Stage of the P&G OTC Products to be developed and marketed pursuant to the P&G License, with the right for KB to appoint one or more subcontractors that are Affiliates or Non-Affiliates to perform one or more of the above said Manufacturing Stages or parts thereof in accordance with Article XIII hereof and the right to subcontract such Formulation and Packaging inside or outside the Territory. TR shall have sole responsibility for the Bulk Chemical Manufacturing Stage for the Compound omeprazole for such P&G OTC Products (including, without limitation, the synthesis of omeprazole magnesium).

                  (v) Notwithstanding paragraph (c) of this Section, TR shall have sole responsibility for (A) the Bulk Chemical Manufacturing Stage for all Products containing the Compound perprazole, and (B) the Formulation Manufacturing Stage and the Packaging Manufacturing Stage for the Products containing the Compound perprazole that have entered Phase III Clinical Evaluation as of the date hereof.

                  (vi) Notwithstanding Section 3.01(a), KB shall have sole responsibility for the Bulk Chemical Manufacturing Stage for Products containing the Compound felodipine.

                  (vii) Notwithstanding paragraph (a) of this Section, KB will have sole responsibility for the Bulk Chemical Manufacturing Stage, and TR shall have sole responsibility for the Formulation and Packaging Manufacturing Stages, for the Compound tocainide, until such time as TR obtains FDA approval for a subcontract manufacturer of the Bulk Chemical Manufacturing Stage for tocainide and enters into a subcontract for such subcontractor to perform the Bulk Chemical Manufacturing Stage for tocainide in accordance with Article XIII, at which time TR shall have sole responsibility for all three Manufacturing Stages for tocainide.

                     (viii) Notwithstanding paragraphs (c) and (d) of this Section, TR shall have sole responsibility for the Packaging Manufacturing Stage for Products containing the Compounds candesartan cilexitil or remacemide that have entered Phase III Clinical Evaluation as of the date hereof, and KB shall have sole responsibility for the Bulk Chemical and Formulation Manufacturing Stages of all Products containing the Compounds candesartan cilexitil or remacemide. The Parties recognize that the right to perform the Bulk Chemical Manufacturing Stage for candesartan cilexitil has been retained by Takeda Chemical Industries, Ltd.

                  (ix) Notwithstanding paragraphs (c) and (d) of this Section, KB shall have sole responsibility for all Manufacturing Stages for Entocort and for Ropivacaine IBD.

                  (f) Notwithstanding the right or obligation of a Party to be the sole Producer of a Product or to be the Producer with respect to a particular Manufacturing Stage of such Product hereunder, neither KB nor TR shall be limited in their right to subcontract all or a portion of such manufacture or to purchase Intermediate Forms and other intermediates thereof from other persons or Parties, except as set forth in and subject to Article XIII hereof and subject to the obligations of each Producer hereunder to provide information required for quality control and regulatory purposes; provided, however, that no such subcontracting or purchase of Intermediate Forms or other intermediates shall relieve a Producer of any regulatory responsibilities that it may have pursuant to Article VIII hereof.

                                   ARTICLE IV

                    ORDERS AND SHIPMENTS; PRODUCTION PLANNING

         Section 4.01 Estimated Quantities. At least 21 months prior to the commencement of each Quarter, KBI shall give (or cause to be given) to each Producer for a Product notice of the Estimated Quantity of such Product which it expects to require for such Quarter, and at least 20 months prior to the commencement of each Quarter, each Producer of such Product shall give each Earlier Stage Producer notice of the Estimated Quantity of the Intermediate Forms which it expects to require for such Quarter. KBI and each such Producer shall update the Estimated Quantities for each Quarter on a monthly basis until the earlier of six months prior to such Quarter or the submission of a Firm Order for such Quarter pursuant to Section 4.02.

         Section 4.02 Firm Orders. At least four months prior to the commencement of each Quarter, KBI shall submit (or cause to be submitted) to each Producer that performs the Packaging Manufacturing Stage for a Product and, in the case of Special Combination Products, the Producer that performs the Bulk Chemical Manufacturing Stage, a Firm Order on such form as such Producer and KBI shall agree from time to time for its requirements of such Product for such Quarter. Each Producer of the Packaging Manufacturing Stage shall submit to KBI, with a copy to the Producer of the Formulation Manufacturing Stage, a delivery order of its requirements for Finished Dosage Forms of such Product. KBI shall submit a Firm Order confirming such delivery order for such Finished Dosage Forms of Product to the Producer of the Formulation Manufacturing Stage, and each Producer performing the Formulation Manufacturing Stage shall submit to the Earlier Stage Producer for the Bulk Chemical Manufacturing Stage a Firm Order within the lead time and on such form as such Producer and Earlier Stage Producer shall agree from time to time for its requirements of Intermediate Forms of such Product. In the event of a conflict between the terms of any such purchase order and the terms of this Agreement, the terms of this Agreement shall control. Each Firm Order for a Product (or Intermediate Form thereof) shall not be less than 75% nor more than 125% of the Estimated Quantity for such Product (or Intermediate Form) for such Quarter as last updated pursuant to Section 4.01. However, for each Product required during the four Quarters before and the four Quarters after the Quarter in which the First Commercial Sale by the Partnership of such Product occurs, the Manufacturing and Supply Committee may agree upon a reasonable forecast system encompassing larger deviations between last updated Estimated Quantities and Firm Orders. In each Firm Order for any Quarter KBI or the Producer submitting such Firm Order shall state, after consultation with the supplying Producer, a reasonable delivery Schedule for each Product (or Intermediate Form thereof) to be delivered in that Quarter. Each Producer shall use best efforts to meet such delivery schedule.

         Section 4.03 Manufacturing and Supply Committee; Production Planning.
(a) The Parties shall appoint, and shall permit the Partnership to participate in, a Manufacturing and Supply Committee as follows:

                  (i) A standing committee consisting of one manufacturing representative and one finance representative from each of KB, TR, KBI and the Partnership (the "Manufacturing and Supply Committee") shall be appointed. Each of KB, TR, KBI and the Partnership (the "Committee Participants") shall appoint and may remove its representatives to the Manufacturing and Supply Committee (and may designate alternates that may attend and vote in the absence of a representative appointed by such Committee Participant). The Manufacturing and Supply Committee
          (A) shall serve as a forum for discussion and resolution of manufacturing and supply issues, (B) may make recommendations to the Partnership, KBI, KB and TR, (C) may make such decisions and determinations as are specifically delegated to such Committee by this Agreement, and (D) may make such decisions and determinations relating to the matters described in Section 4.03(a)(ii) as the Manufacturing and Supply Committee may deem appropriate. Notwithstanding anything to the contrary contained in this Agreement, the Manufacturing and Supply Committee will function solely with respect to the Manufacturing Stages for those Products for which TR or any subcontractor appointed by TR or any Alternate Producer performs such Manufacturing Stage for a Product. All actions, decisions and determinations of the Manufacturing and Supply Committee shall require the unanimous approval of all members thereof (or, in their absence, their alternates), which approval shall be given in writing. Any such actions, decisions and determinations will be binding on the Parties hereto. All actions, decisions and determinations of the Manufacturing and Supply Committee shall be recorded in writing, and copies of such written records shall be provided to each member of the Manufacturing and Supply Committee. Meetings of the Manufacturing and Supply Committee may be called at any time by any of the Committee Participants (or their representatives on such committee) upon reasonable prior notice. The confidentiality provisions set forth in Article XV shall apply to all meetings of the Manufacturing and Supply Committee. The members of the Manufacturing and Supply Committee shall adopt procedural rules to govern the meetings and other activities of such Committee; provided, however, that in the event of any conflict between such rules and the terms and conditions of this Agreement, this Agreement shall control.

                  (ii) Subject to the limitations set forth in the fourth sentence of Section 4.03(a)(i), the Manufacturing and Supply Committee
         (A) shall meet at least semiannually to review the Estimated Quantities and Firm Orders then outstanding and to consult on manufacturing and supply issues, including bid procedures, the scheduling of manufacture and delivery of the Products and Intermediate Forms thereof, the coordination of manufacture and delivery of Intermediate Forms of each Product to Subsequent Producers, possible bottlenecks and limitations on supply and the adequacy of notice requirements for Estimated Quantities and Firm Orders; and (B) shall discuss and consult concerning future manufacturing and supply needs and requirements of KBI and the Partnership and the extent to which KBI's and the Partnership's sourcing needs are being adequately addressed.

                  (b) TR shall (i) provide to KBI for use by the Partnership an electronic interface for the checking of outstanding order status and for the submission of orders, forecasts, and special instructions relating to such orders, and (ii) continue to make available to KBI for use by the Partnership TR's current computerized integrated production planning system on a basis consistent with TR's past practice for a sufficient period to allow an orderly transition to the electronic interface described herein, such period not to exceed 36 months from the date of this Agreement.

                  (c) On an annual basis, KBI shall provide to each Producer of a Product: (i) a five-year forecast setting forth annual sales, in the aggregate, of all Products, and (ii) a three-year forecast detailing annual sales with respect to each Product. On an annual basis, KBI shall provide to TR for each Product for which TR is responsible for any Manufacturing Stage, a five-year forecast detailing production requirements.

         Section 4.04 Title and Risk of Loss. (a) Legal title and risk of loss with respect to any Bulk Chemical Form shipped by the Producer thereof to KBI (in the case of Special Combination Products) or to a Subsequent Producer hereunder shall pass to KBI (in such case) or such Subsequent Producer upon delivery which shall be F.O.B. such shipping Producer's (or its Affiliate's or subcontractor's) point of manufacture. Legal title and risk of loss with respect to any Finished Dosage Form shall pass to KBI upon delivery which shall be F.O.B. such shipping Producer's (or its Affiliate's or subcontractor's) point of manufacture. Delivery of Packaged

Finished Dosage Form shall be made by the Packager directly to the Partnership and legal title and risk of loss with respect thereto shall pass from KBI to the Partnership upon delivery, which shall be F.O.B. such shipping Producer's (or its Affiliate's or subcontractor's) point of manufacture. All Costs and Expenses of Delivery with respect to Bulk Chemical Forms or Finished Dosage Forms shipped to KBI or such Subsequent Producer shall be charged to KBI or such Subsequent Producer, as the case may be, unless such Costs and Expenses of Delivery are included in the computation of the Transfer Price.

                  (b) In the case of a Producer performing two consecutive Manufacturing Stages for a Product, the transfer of an Intermediate Form from the first such Manufacturing Stage to the next such Manufacturing Stage shall be deemed to occur as follows:

                  (i) In the event a Producer performs the Bulk Chemical and Formulation Manufacturing Stages, completed Bulk Chemical shall be deemed to be transferred to the Formulation Manufacturing Stage upon delivery of the Bulk Chemical by such Producer to a location (the "Bulk Chemical Transfer Point") designated by such Producer for the receipt or storage of Bulk Chemical ready for Formulation.

                  (ii) In the event a Producer performs the Formulation and Packaging Manufacturing Stages, the Finished Dosage Forms shall be deemed to be transferred to the Packaging Manufacturing Stage upon delivery of the Finished Dosage Forms by such Producer to a location (the "Packaging Transfer Point") designated by such Producer for the receipt or storage of Finished Dosage Forms ready for Packaging.

The foregoing principles shall be applied for the purposes of (i) allocating risk of loss and Costs and Expenses of Delivery and (ii) identifying inventory to a particular Manufacturing Stage for purposes of Exhibit III and Exhibits IVA and IVB, as if such transfers were between two separate parties.

         Section 4.05 Shipment. The Producer shall ship each order of a Product (or Intermediate Form thereof) in such manner and to such place or places as KBI or the Producer submitting the Firm Order specifies reasonably in advance of the shipment date, subject, if applicable, in the case of a Producer performing a Manufacturing Stage of a KB Pipeline Product whose responsibility therefor was determined pursuant to the Bid Procedure, to the rights of such Producer pursuant to the provisions of the Bid Procedure concerning Requested Performance that Deviates from Bid Request.

         Section 4.06 Inability to Supply. If the Producer is unable despite best efforts to supply KBI or a Subsequent Producer with its requirements of any Product (or Intermediate Form thereof) for any reason, including without limitation an Event of Force Majeure, the Producer shall promptly notify KBI, each Subsequent Producer of that Product and TR and KB of such inability and of the date such inability is expected to end, and KBI shall (without affecting any right of recourse which KBI or such Subsequent Producer may have if the Producer's inability does not result from an Event of Force Majeure) offer to KB (if TR or an Alternate Producer is the Producer) or TR (if KB or KB USA is the Producer), as the case may be, the option to assume (with the right to appoint one or more subcontractors that may or may not be Non-

Affiliates), from and after the date of such notice, all or any part of the manufacturing responsibilities previously allocated to the Producer who is unable to supply such requirements (the "Non-Performing Producer") with the Transfer Price therefor to be determined in accordance with Exhibit III or
Exhibit IVA and Exhibit IVB, as applicable; provided, however, that TR shall not have the option to assume such responsibilities with respect to any Turbuhaler systems incorporating Products. KB shall promptly upon request deliver to TR (if TR assumes manufacturing responsibilities previously allocated to KB) such information relating to the Manufacturing Stage or Stages for which such Producer shall be responsible as KB is otherwise obligated to provide to a Producer pursuant to Article VII hereof. Notwithstanding the foregoing, KB shall not be obligated to provide any information to KBI or TR with respect to any Manufacturing Stage or Stages of a KB Pipeline Product to the extent KB is responsible for such Manufacturing Stage or Stages, except as set forth in
Section 9.02. If neither KB nor TR, as the case may be, exercises the option to assume the manufacturing responsibilities of the Non-Performing Producer, KBI may decide to manufacture, have manufactured or obtain from any supplier, any or all of its requirements for such Product (or Intermediate Form). Within 90 days of notice from the Non-Performing Producer that it is able to resume the supply of KBI's or the Subsequent Producer's requirements for such Product (or Intermediate Form), KBI or such Subsequent Producer, as the case may be, shall resume obtaining all of its requirements of such Product (or Intermediate Form) from such Non-Performing Producer, subject to any commitments of KBI or such Subsequent Producer to suppliers for a period not extending more than 12 months beyond the date of the notice referred to in this sentence and KBI's or such Subsequent Producer's use of its existing inventories, if any.

         Section 4.07 Modification of Specifications and C & M Data. The Parties hereby agree, and KBI shall cause the Partnership to agree, that:

                  (a) The Specifications and C & M Data for any Product shall be amended or supplemented to comply with applicable laws and regulations from time to time in effect in the Territory and may be amended or supplemented with the approval of the Producer, the Partnership and KB, which approval, if requested by such Producer, KB or the Partnership, shall not be unreasonably withheld by the others; provided, however, in the case of the Partnership, KBI shall cause the Partnership not to unreasonably withhold such approval.

                  (b) In the event of any change in the Specifications or C & M Data for any Product, KBI shall require the Partnership to (x) amend the NDA for such Product, if required, to reflect such change, (y) use best efforts to obtain any required FDA approval of such amended NDA, and (z) if the change is requested by a Party other than the Producer or is required by the FDA or by law, reimburse the Producer for costs actually incurred by the Producer (or any of its Affiliates) in connection with such change, including without limitation one-time development costs specifically related to such change, costs of obsolescence of raw materials, goods-in-process, packaging materials and supplies, and finished goods, which shall be valued at Product Cost, except that finished goods inventory will be valued at the Transfer Price otherwise applicable herein, unless, in the case of Products (or Intermediate Forms thereof) for which the Transfer Price is determined in accordance with Exhibit III or Exhibit IVA and Exhibit IVB, such costs are included in the computation of the Transfer Price pursuant to such exhibit;

provided, however, that such raw materials, goods-in-process, materials, supplies and finished goods are not suitable, in the Producer's reasonable judgment, for use in the business or operations of the Producer (or any of its Affiliates); provided, however, that the inventory levels of such items shall be limited to those which are customary generally for the Producer's pharmaceutical manufacturing operations. This right of reimbursement shall apply to each Producer of a Product regardless of whether such Producer sells and delivers Product to KBI or sells and delivers Intermediate Forms to another Producer.

         Section 4.08 Manufacture by TR or an Alternate Producer Outside the Territory. (a) While TR intends to manufacture In-Line Products within the Territory, if in TR's reasonable judgment it becomes economically advantageous to manufacture an In-Line Product outside the Territory (either directly or through its Affiliates or subcontractors), TR may do so with KB's consent, which consent shall not be unreasonably withheld taking into consideration including, without limitation, KB's (and its Affiliates') existing and contemplated arrangements with its Non-Affiliates with respect to manufacturing and marketing such In-Line Product in the particular country outside the Territory. If such consent is given, KB shall, to the extent required, as contemplated by the KBI License, grant (and shall cause its Affiliates to grant) to TR a nonexclusive license to manufacture such In-Line Product in such country for the sole purpose of satisfying TR's obligations under this Agreement, it being understood that such consent will not imply that KB has any rights under any patents or other intellectual property of any Non-Affiliates of KB.

                   (b) If TR wishes to manufacture (either directly or through its Affiliates or subcontractors) outside the Territory any KB Pipeline Product for which it has manufacturing responsibility for the Bulk Chemical or the Formulation Manufacturing Stage for such KB Pipeline Product, TR may do so with KB's consent, which consent shall not be withheld unless such manufacture would be prohibited by applicable law or by an existing agreement between KB (or any of its Affiliates) and a Non-Affiliate of KB. If KB withholds its consent as set forth in this paragraph (b), either or both of KBI or TR may require that a copy of such agreement be delivered to a law firm designated by TR solely for purposes of confirming whether the terms of such agreement prohibit KB from consenting to TR's wishes to manufacture outside the Territory. If such consent is given, KB shall, to the extent required, as contemplated by the KBI License, grant (and shall cause its Affiliates to grant) to TR (or such Affiliate or subcontractor) a nonexclusive license to manufacture such KB Pipeline Product in such country for the sole purpose of satisfying TR's obligations under this Agreement, it being understood that such consent will not imply that KB has any rights under any patents or other intellectual property of any Non-Affiliates of KB.

                  (c) If any Alternate Producer wishes to manufacture (either directly or through its Affiliates or subcontractors) outside the Territory any KB Pipeline Product for which it has manufacturing responsibility for the Bulk Chemical or the Formulation Manufacturing Stage for such KB Pipeline Product, such Alternate Producer may do so with KB's consent, which consent shall not be withheld unless such manufacture would be prohibited by applicable law or by an existing agreement between KB (or any of its Affiliates) and a Non-Affiliate of KB. If KB withholds its consent as set forth in this paragraph (c), KBI may require that a copy of such agreement be delivered to a law firm designated by KBI solely for purposes of confirming whether the terms of such agreement prohibit KB from consenting to such Alternate Producer's wishes to manufacture outside the Territory. If such consent is given, KB shall, to the extent required, as contemplated by the KBI License, grant (and shall cause its Affiliates to grant) to any such Alternate Producer (or such Affiliate or subcontractor) a non-exclusive license to manufacture such KB Pipeline Product in such country for the sole purpose of satisfying such Alternate Producer's obligations under this Agreement, it being understood that such consent will not imply that KB has any rights under any patents or other intellectual property of any Non-Affiliates of KB.

                  (d) If KBI wishes to arrange for the toll manufacture (either directly or through its Affiliates or subcontractors) of the Packaging Manufacturing Stage of any KB Pipeline Product outside the Territory, KBI may do so with KB's consent, given in KB's sole discretion. If such consent is given, KB shall, to the extent required, as contemplated by the KBI License, grant (and shall cause its Affiliates to grant) to KBI a nonexclusive license to manufacture such KB Pipeline Product in such country for the sole purpose of satisfying its obligations under this Agreement, it being understood that such consent will not imply that KB has any rights under any patents or other intellectual property of any Non-Affiliate of KB.

                  (e) If the agreements referred to in paragraphs (b) or (c) above are delivered to a law firm designated by TR or KBI, as the case may be, TR or KBI, as the case may be, shall cause such law firm designated by it pursuant to paragraph (b) or (c) not to disclose to TR or to KBI (or any of their respective Affiliates), as the case may be, the agreements received by said law firm pursuant to said paragraphs and not to disclose the information contained therein other than such information that is reasonably necessary for purposes of determining compliance with the provisions of this Agreement.

         Section 4.09 Manufacture by KB Inside or Outside the Territory. Except as specifically set forth in this Agreement, (i) neither KB nor any of its Affiliates or subcontractors shall perform in the Territory any Manufacturing Stage (other than toll Packaging by KB USA (or any of its Affiliates) as the Producer for the Packaging Manufacturing Stage pursuant to Section 3.01(d)) with respect to any Product without the prior written consent of KBI-E, as contemplated by the KBI Sublicense, which consent may be given or withheld in KBI-E's sole discretion, and (ii) neither KB USA nor any of its subcontractors may perform the Packaging Manufacturing Stage with respect to any Product outside the Territory without the prior written consent of KBI-E as contemplated by the KBI Sublicense, which consent may be given or withheld in KBI-E's sole discretion; provided, however, that KB (and its Affiliates) may continue to perform any Manufacturing Stage in the Territory with respect to an Acquired Compound.

         Section 4.10 Manufacturing Sites. Subject to Sections 2.01(a), 3.01(d) and 4.09, each Producer shall in good faith apply such manufacturing, financial and other criteria in the selection of a manufacturing Site for each Manufacturing Stage for which it is a Producer as are applied by such Producer in the selection of manufacturing Sites for its own products.

         Section 4.11 Termination Materials. If this Agreement shall terminate with respect to a Producer for any reason in its entirety or in respect of any Product (or Intermediate Form thereof), or in the event the Partnership should otherwise decide to discontinue the sale of, or not to launch, any Product, the Producer of such Product shall, as soon as practicable after the date of termination or after notice from KBI or the Partnership of the Partnership's decision to discontinue the sale of, or not to launch, such Product, sell and deliver to KBI or to such location as KBI may reasonably designate, and KBI shall purchase and accept from such Producer, such raw materials, goods-in-process, packaging materials and supplies, reworkable finished goods and finished Products (or completed Intermediate Forms), which are specifically intended for use in the manufacture of the terminated Product or Products or for use in meeting KBI's requirements of such terminated Product or Products, are in such Producer's (or any of its Affiliates' or subcontractors') possession on the date of termination and are not suitable, in such Producer's reasonable judgment, for use in the business or operations of such Producer (or any of its Affiliates) by such Producer (or any of its Affiliates or subcontractors) (collectively, the "Termination Materials"); provided, however, that the inventory levels of such Termination Materials shall be limited to those which are customary generally for such Producer's (and its Affiliates') pharmaceutical manufacturing operations. Alternatively, KBI may instruct such Producer to dispose of Termination Materials in an appropriate manner, and KBI shall reimburse such Producer for the costs of such disposal. Notwithstanding the foregoing, should the Partnership decide not to launch or to discontinue the sale of any Product due to a default by a Producer, KBI or its designee shall purchase and accept from such Producer only such Termination Materials as KBI can reasonably be expected to use in its business and operations and KBI shall not be obligated to reimburse such Producer for disposal costs with respect to any Termination Materials. All Termination Materials shall be in good and marketable condition, in conformance, to the extent applicable, with the Specifications and C & M Data, and free and clear of all liens, encumbrances, security interests and the like. Payment for the Termination Materials in an amount equal to their cost to the Producer (and its Affiliates), which shall be valued at Product Cost, except that Bulk Chemical, Finished Dosage Form and finished goods inventory at the time of such termination will be valued at the Transfer Price otherwise applicable herein, shall be made by KBI in accordance with Section 5.05 concurrently with the acceptance of such Termination Materials by KBI.

                                    ARTICLE V

                    TRANSFER PRICE, OTHER CHARGES AND PAYMENT

         Section 5.01 Transfer Price. The Transfer Price for each Product (or for the applicable Intermediate Form thereof) shall be determined as set forth in this Section 5.01.

                  (a) In-Line Products Sold in 1998 - 2000. Except as set forth in Sections 5.01(d) and (e), the Transfer Price for In-Line Products sold by TR (or its Affiliates or subcontractors) in the years 1998 through 2000 shall be equal to the Product Cost thereof (determined in accordance with Exhibit III hereto) multiplied by two and seven/tenths (2.7). Notwithstanding the foregoing, in the event TR obtains some or all of its requirements of any In-Line Product (or any Intermediate Form thereof) from KB by means of purchase or subcontracting the manufacture thereof, the Transfer Price payable by KBI to TR for such In-Line Product in the years 1998 through 2000 shall be equal to the sum of (i) the Product Cost thereof (determined in accordance with Exhibit III hereto, but exclusive of amounts paid to KB or other subcontractors for such Product or Intermediate Form) multiplied by 2.7, (ii) the amount paid to KB or other subcontractors for such Product or Intermediate Form and (iii) a subcontracting premium referred to in Exhibit III attributable to subcontractors other than KB.

                  (b) In-Line Products Sold after 2000. Except as set forth in Sections 5.01(d) and (e), the Transfer Price for In-Line Products sold by TR (or its Affiliates or subcontractors) after the year 2000 shall be computed as set forth in Exhibit III hereto.

                  (c) KB Pipeline Products and Turbuhaler Systems. The Transfer Price for completed Bulk Chemical for KB Pipeline Products containing the Compound perprazole supplied to KBI or a Subsequent Producer by TR (or its Affiliates or subcontractors) under this Agreement shall be computed as set forth in Exhibit III hereto. The Transfer Price for the Formulation of KB Pipeline Products that have entered Phase III Clinical Evaluation containing the Compound perprazole supplied to KBI by TR (or its Affiliates or subcontractors) under this Agreement shall be TR's Bid Price as set forth in the letter with respect thereto from KBI to KB and TR dated April 29, 1998, and shall be subject to the terms of Schedule A. The Transfer Price for the toll Packaging of KB Pipeline Products that have entered Phase III Clinical Evaluation containing the Compound perprazole for KBI by TR (or its Affiliates or subcontractors) under this Agreement shall be computed as set forth in Exhibit III hereto. The Transfer Price for other KB Pipeline Products and Intermediate Forms thereof supplied to KBI or a Subsequent Producer by TR (or its Affiliates or subcontractors) under this Agreement shall be computed as set forth in Exhibit III hereto. The Transfer Price for other KB Pipeline Products and Turbuhaler systems and Intermediate Forms thereof produced in pilot or laboratory scale production and supplied to KBI or a Subsequent Producer by KB (or its Affiliates or subcontractors) under this Agreement shall be computed as set forth in
Exhibit IVA hereto. The Transfer Price for other KB Pipeline Products and Intermediate Forms thereof supplied to KBI or a Subsequent Producer by an Alternate Producer (or its Affiliates or subcontractors) under this Agreement shall be as agreed between KBI and such Alternate Producer; provided that the pricing contained in any proposed agreement with such Alternate Producer shall be subject to the Partnership's approval thereof. If KB becomes the Producer for a Manufacturing Stage of a Product pursuant to Section 3.01(c)(iv), the Transfer Price paid to KB for such KB Pipeline Product or Intermediate Forms thereof shall be the lower of the Transfer Price matched by KB or the Transfer Price computed pursuant to Exhibit IVA or IVB, as applicable. In all other cases the Transfer Price for KB Pipeline Products and Turbuhaler systems and Intermediate Forms thereof supplied to KBI or a Subsequent Producer by KB (or its Affiliates or subcontractors) under this Agreement shall be computed as set forth in
Exhibit IVB hereto. If KB USA becomes the Producer for the Packaging Manufacturing Stage pursuant to Section 3.01(d)(i), the Transfer Price shall be the lower of the price agreed upon by KB USA and KBI or the Transfer Price computed pursuant to Exhibit IVA or IVB, as applicable. Notwithstanding the foregoing, in the event the responsibility for manufacturing a Product (or Intermediate Form thereof) is determined in accordance with the Bid Procedure provided for in Section 3.01 hereof, the Transfer Price therefor shall be determined in accordance with the Bid Procedure; provided, further, however, that if KB submits the winning bid pursuant to such Bid Procedure and the subcontractor appointed by KB is terminated for any reason, the Transfer Price for such Product shall be computed as set forth in Exhibits IVA and IVB.

                  (d) P&G OTC Products. Notwithstanding anything to the contrary contained in this Agreement, the Transfer Price for the Formulation and Packaging Manufacturing Stages to be performed by KB for the P&G OTC Products shall be computed as set forth in Exhibits IVA and IVB hereto, and the Transfer Price for the Bulk Chemical Manufacturing Stage to be performed by TR for the Compound omeprazole contained in the P&G OTC Products shall be computed as set forth in Exhibit III hereto.

                  (e) Notwithstanding anything to the contrary contained in this Agreement, (i) the Transfer Price for the completed Bulk Chemical for In-Line Products containing the Compound felodipine supplied to KBI or a Subsequent Producer by KB (or its Affiliates or subcontractors) under this Agreement shall be computed as set forth in Exhibit IVA and IVB hereto; (ii) the Transfer Price for the completed Bulk Chemical for In-Line Products containing the Compound tocainide supplied to KBI or a Subsequent Producer by KB (or its Affiliates or subcontractors) under this Agreement during such period as KB has responsibility for such Manufacturing Stage pursuant to Section 3.01(e)(vii) shall be computed as set forth in Exhibits IVA and IVB hereto; and (iii) the Transfer Price for any In-Line Product supplied by KB pursuant to Section 2.01(a) shall be computed as set forth in Exhibits IVA and IVB hereto.

         Section 5.02 Exclusion of Inter-Affiliate Mark-Ups and Profits. Except as expressly provided in this Agreement, including Exhibit III, the Transfer Price computed in accordance with Exhibit III or Exhibit IVA and Exhibit IVB shall at all times exclude inter-Affiliate mark-ups and inter-Affiliate profits.

         Section 5.03 Minimum Capital Charge. (a) To the extent that a Minimum Capital Charge is payable pursuant to Section 3.01(c)(vii), KBI shall pay KB or TR, to the extent that KB or TR is a Producer, and, may pay an Alternate Producer, the Minimum Capital Charge. Such Minimum Capital Charge shall be included in the Cost of Capital component of the Exhibit III or Exhibit IVA or IVB Transfer Price commencing on the projected Transition Date of the Product as KBI is notified by the Partnership, through the expiration of Market Exclusivity for the Product.

                  (b) If there are no purchases of such Product in any one Year during the period beginning on the projected Transition Date and ending on the expiration of the period of Market Exclusivity as the Partnership notifies KBI pursuant to Section 3.01(b) of the KBI Supply Agreement, then KBI shall pay to such Producer the Minimum Capital Charge for each month in such Year (with interest at an annual rate of 22% through the date of payment) regardless of the fact that no Transfer Price is paid for such Product during such Year.

                  (c) If this Agreement shall terminate in its entirety or in respect of any Product to which a Minimum Capital Charge applies, or in the event the Partnership should otherwise decide not to launch or to discontinue the sale of any Product as to which a Minimum

Capital Charge applies, and the Partnership so notifies KBI pursuant to Section 3.08(b) of the KBI Supply Agreement, KBI shall pay to the Producer performing the Manufacturing Stage for such Product as to which a Minimum Capital Charge applies the Unrecovered Capitalized Amount for such Product. Such payment shall be made within one month after the month in which such notice was given. Any Minimum Capital Charge payable pursuant to Section 5.03(a) or (b) and applicable to such Product shall terminate at the time of such payment.

         Section 5.04 Invoices, Time of Payment and Year-End Adjustments. (a) Payment by KBI to a Producer performing the Formulation Manufacturing Stage for a Product or the Bulk Chemical Manufacturing Stage for a Special Combination Product shall be made by KBI in accordance with Section 5.05 within 45 days after the date of the invoice therefor. Each Producer performing such Manufacturing Stage shall provide to KBI a copy of the related certificate of analysis as provided in Section 9.06. Payment by a Subsequent Producer to an Earlier Stage Producer performing the Bulk Chemical Manufacturing Stage shall be made by such Subsequent Producer in accordance with Section 5.05 within 45 days after the date of such Earlier Stage Producer's invoice therefor. Each Earlier Stage Producer shall provide to KBI a copy of its invoice to such Subsequent Producer. Any such invoices shall be based on the unitized estimates of the appropriate Transfer Price, if applicable, provided pursuant to Section 5.06 or a statement of the Bid Price and a separate statement, in the case of a Producer performing the Formulation Manufacturing Stage pursuant to the Bid Procedure, of the Amount Attributable to Bulk Chemical, as defined below (showing the computation of such amount). Such invoices from an Earlier Stage Producer to a Subsequent Producer shall not include amounts to be borne by KBI pursuant to Sections 4.07 and 4.11 or any other provision hereof.

         As used in this Agreement, the Amount Attributable to Bulk Chemical means, with respect to a Product or Intermediate Form for which the Transfer Price is based on a Bid Price established pursuant to the Bid Procedure, the amount chargeable in the Transfer Price for such Product or Intermediate Form in respect of Bulk Chemical (including, if the Bulk Chemical Producer is the same as the Formulator, the amount chargeable under Exhibit III or Exhibit IVA and
Exhibit IVB or under the Bid Procedure, as applicable, in respect of the amount of Bulk Chemical) incorporated in the Finished Dosage Form, in each case based on the estimated unitized price or the Bid Price. The Amount Attributable to Bulk Chemical shall be computed as follows:

  AABC =          Bulk Chemical Value x (1 / (1 - Yield Loss Allowance))

         where:

         AABC  =                  The Amount Attributable to Bulk Chemical

         Bulk Chemical Value   =  Unitized value of the amount of Bulk Chemical
                                  incorporated in the Finished Dosage Form

         Yield Loss Allowance  =  The yield loss allowance specified in the
                                  Request for Bids for such Product, expressed as a decimal fraction rather than as a percentage

                  (b) Payment for toll manufacturing by KBI to the Producer performing Packaging shall be made by KBI in accordance with Section 5.05 within 45 days after the date of such Producer's invoice therefor. Such invoice shall be based on the agreed terms of such toll manufacturing. Such invoices shall not include amounts to be borne by KBI pursuant to Sections 4.07 and 4.11 or any other provision hereof. Such invoice shall be accompanied by the related certificate of analysis as provided in Section 9.06.

                  (c) In the event of any dispute between KBI and a Producer regarding a Transfer Price or any other amount charged by such Producer to a Subsequent Producer and paid by such Subsequent Producer, KBI shall remain obligated to pay all amounts invoiced pursuant to Section 5.04(b) (except the Transfer Price with respect to Packaging if the disputed amount is such Transfer Price), and KBI shall indemnify and hold each other Producer harmless against any Losses incurred in connection with such dispute or the matters giving rise to such dispute.

                  (d) All amounts to be borne by KBI pursuant to Sections 4.07 and 4.11 or any other provision hereof shall be submitted directly to KBI in a separate invoice by the relevant Producer and KBI shall pay such amounts directly to such Producer in accordance with Section 5.05 within 45 days after the date of such Producer's invoice therefor.

                  (e) As provided in Exhibit III and Exhibits IVA and IVB, certain components of the Transfer Price computed in accordance with such exhibits shall be adjusted within 90 days after the end of each Year, and as provided in the Bid Procedure, the Bid Prices paid to a Producer pursuant to the Bid Procedure (if such Producer has submitted the winning bid) may not exceed the amounts that would have been payable under Exhibit III or Exhibit IVA and IVB, as applicable, net of the amount paid to an Earlier Stage Producer. The applicable Producer or KBI, as the case may be, shall within 45 days after such adjustment pay directly to the other in accordance with Section 5.05 the amount required by such adjustments.

                  (f) In the event any payment required to be made pursuant to this Agreement is paid after the date due herein, the Producer or KBI, as the case may be, shall pay to the counterparty interest on the amount overdue calculated at a rate per annum equal to the lesser of 110% of the prime rate of interest (or its equivalent) charged by Morgan Guaranty Trust Company of New York, in New York, New York from time to time, or the highest rate allowed by applicable law, from the date such payment became due until it is paid in full.

         Section 5.05 Manner of Payment. All payments to TR or KBI shall be made by wire transfer to a bank account designated by TR at least four (4) business days prior to the date of payment. All payments required to be made pursuant to this Agreement to KB or KB USA shall be made by wire transfer to a bank account designated by KB at least four (4) business days prior to the date of payment. If any payment is due on a day that is not a business day, such payment instead shall be made on the next succeeding business day. All payments shall be made in United States dollars.

         Section 5.06 Cost Estimate. By the November 15th preceding any Year in which TR or KB expects to supply KBI or any other Party with any Products (or Intermediate Forms thereof), TR or KB, as the case may be, shall advise KBI and the other Party of its estimates of the unitized Transfer Prices for such Year. In addition, within 30 days after the end of any Quarter in which TR or KB has supplied KBI or any other Party with any Products (or Intermediate Forms thereof), TR or KB, as the case may be, shall provide KBI with an estimate of the cumulative adjustment to the Transfer Price for each such Product or Intermediate Form for the Year that will be required pursuant to Section 5.04(e).

         Section 5.07 Additional Costs. Each Producer shall be paid for any additional work requested by the Partnership in writing through KBI regarding support of KB Pipeline Products, provided that such work is not otherwise part of the Producer's responsibilities as set forth in this Agreement for which such Producer is to be paid through the Transfer Price. KBI will be invoiced for the actual costs incurred, including manpower support at departmental charge-out rate (this includes all costs of the area supporting the project except payroll and benefits of senior directors and administrators), cost of raw materials, inventory discards and third party charges. No specific overhead allocation will be invoiced.

                                   ARTICLE VI

                            MANUFACTURING PROCESSES,
                     DATA AND KNOW-HOW FOR IN-LINE PRODUCTS

          Section 6.01 Cooperation. TR and KB shall use best efforts to cooperate fully with each other and with KBI and the Partnership, and KBI shall require the Partnership to cooperate fully with TR and KB, towards the end that TR will have the capability, through manufacturing by it, its Affiliates and subcontractors and through the acquisition of raw materials and intermediates from subcontractors or suppliers, to supply the In-Line Products (or Intermediate Forms thereof) for which TR is responsible in accordance with the terms of this Agreement and to supply the New In-Line Products (or Intermediate Forms thereof) for which TR is responsible in accordance with the terms of this Agreement, in sufficient time to permit timely market introduction, as determined by the Partnership, of such New In-Line Product in the Territory by the Partnership.

         Section 6.02 Meetings Concerning In-Line Products. The Parties shall meet at least semi-annually to review the status of all In-Line Products. At such meetings, which shall be subject to the confidentiality provisions in
Article XV, (a) KB shall provide TR and KBI with such Manufacturing Technical Information relating to all In-Line Products as TR or KBI shall reasonably request, and information necessary to alert TR of special requirements relating to facilities, environment, health and other hazards and extraordinary cost levels for New In-Line Products and concerning environmental, health and other hazards concerning other In-Line Products and (b) the Parties will discuss and exchange technical ideas and concepts relating to the information specified in clause (a) above; provided, however, that KB shall not be obligated to provide KBI or TR with any such Manufacturing Technical Information or other information, data and know-how to the extent that neither KB nor any of its Affiliates has the right to authorize the use thereof by such other Party, but KB, to the extent lawful, shall use its best efforts (which shall not require payments to its Non-Affiliates) to make available to the other Parties the broadest rights to such Manufacturing Technical Information and other information, data and know-how. Notwithstanding the foregoing, TR shall not be obligated to provide KB with any information, data or know-how relating uniquely to Compounds licensed to KBI by TR. At the first meeting of each Year, KBI shall provide TR with a five-year sales forecast for each In-Line Product then being manufactured pursuant to this Agreement or for which Phase III Clinical Evaluation has commenced for which TR is responsible for any Manufacturing Stage.

         Section 6.03 Consultations Concerning NDAs and Regulatory Matters. KBI shall require the Partnership to consult with TR and KB from time to time concerning the preparation and submission of the Specifications and C & M Data for those In-Line Products for which an NDA will be filed or amended by the Partnership. Each Party conducting meetings with the FDA with respect to an In-Line Product, except for meetings relating solely to INDs and NDAs filed by KB pursuant to Section 3.1(a) of the KBI License, shall use its best efforts to arrange for representatives of the Partnership to participate, and for TR and KB to be present as observers, at all significant meetings with FDA personnel during which the Specifications or C & M Data concerning any In-Line Product are discussed. Notwithstanding the foregoing, the Partnership shall not be required to consult with TR regarding the preparation and submission of Specifications and C & M Data relating uniquely to the Turbuhaler or to the Formulation and Packaging Manufacturing Stages of P&G OTC Products and TR shall not attend meetings with FDA personnel during which Specifications and C & M Data for the Formulation and Packaging Manufacturing Stages of P&G OTC Products or the Turbuhaler are discussed. KBI shall not be required to consult with KB or allow KB to attend meetings with FDA personnel during which information relating uniquely to Compounds licensed to KBI by TR or an Affiliate of TR is discussed.

         Section 6.04 Exchange of Information Concerning New In-Line Products. With respect to each New In-Line Product for which TR is responsible for any Manufacturing Stage:

                  (a) KB shall consult (and shall cause its Affiliates to consult) with TR and KBI during the development of KB's Manufacturing Process for such New In-Line Product to facilitate TR's ability to manufacture such New In-Line Product economically and efficiently for KBI. At TR's request and expense, KB shall use its best efforts to make reasonable adaptations to KB's Manufacturing Process for such New In-Line Product to make such Manufacturing Process commercially suitable in TR's (or any of its Affiliates' or subcontractors' selected by TR) manufacturing facilities.

                  (b) To the extent legal and practicable, KB shall consult (and shall cause its Affiliates to consult) with KBI and TR prior to arranging with any of KB's Non-Affiliates for the development of any process (or any step of such process) for the manufacture or preparation of such New In-Line Product, or any intermediate or raw material thereof, or the supply of such New In-Line Product, or any such intermediate or raw material; provided, however, such consultation relating to intermediates, raw materials and processes (or steps thereof) shall not include (x) those intermediates and raw materials commercially available in sufficient quantities for their anticipated commercial uses or (y) those intermediates, raw materials or processes (or steps thereof) intended at the time only for developmental use. Nothing contained herein shall limit KB's discretion in making any such arrangement.

                  (c) As soon as available, and in any event within 60 days following the completion of Phase II Clinical Evaluation for such New In-Line Product, KB shall provide KBI and TR with a Preliminary Process Report for such New In-Line Product for the Formulation and Packaging Manufacturing Stages for such New In-Line Product and for the Bulk Chemical Manufacturing Stage if the manufacturing process for the Bulk Chemical Manufacturing Stage is modified for such New In-Line Product.

                  (d) As soon as available, and in any event not later than one year after the commencement of Phase III Clinical Evaluation for such New In-Line Product, KB shall use best efforts to provide KBI and TR with a Process Manual for such New In-Line Product and from time to time thereafter KB shall provide KBI and TR with updated sections of such Process Manual if the manufacturing process for the Bulk Chemical Manufacturing Stage is modified for such New In-Line Product.

                  (e) As soon as available, and in any event not later than 18 months after the commencement of Phase III Clinical Evaluation for such New In-Line Product, KB shall use best efforts to provide KBI and TR with a PPIS for such New In-Line Product and will update such PPIS from time to time up to approval of the NDA.

                  (f) Upon reasonable notice to KB from TR, KB shall arrange for a reasonable number of TR employees to visit the manufacturing facilities of KB (including pilot and commercial scale facilities and testing laboratories) (or the facilities of any of its Affiliates which KB, in its sole discretion, may choose) during the regular working hours of KB (or any of such Affiliates) to observe KB's Manufacturing Process in operation for such New In-Line Product, subject to facility availability and strict compliance with and observance of KB's instructions and procedures in respect to confidentiality and security. KB also shall use its best efforts, upon reasonable notice from TR, to obtain the right for TR employees to make such visits to manufacturing facilities of its subcontractors.

                  (g) KB shall provide TR with assistance in satisfactorily demonstrating in the facilities of TR (or any of its Affiliates or subcontractors selected by TR) KB's Manufacturing Process for such New In-Line Product (including, without limitation, analytical methods validation) as follows:

                   (i) For the Bulk Chemical portion of such Manufacturing Process for a New In-Line Product, such demonstration shall be made after the completion by KB (or any of its Affiliates) of production on a commercial scale of a sufficient number of batches of such New In-Line Product as KB deems appropriate, but, in any event, KB shall use its best efforts to assist TR in making a satisfactory demonstration of such Manufacturing Process as soon as practicable and consistent with the FD s pre-approval inspection timing. The demonstration provided for in this paragraph shall be required only if the manufacturing process for the Bulk Chemical Manufacturing Stage is modified for such New In-Line Product.

                  (ii) For the Finished Dosage Form portion of such Manufacturing Process, such demonstration shall be made as soon as practicable, but, in any event, KB shall use its best efforts to assist TR in making a satisfactory demonstration of such Manufacturing Process consistent with the FDA's pre-approval inspection timing.

KB's Manufacturing Process will be deemed to be satisfactorily demonstrated if three New In-Line Product batches are consecutively produced in Bulk Chemical Form and three full-scale New In-Line Product batches are consecutively produced in Finished Dosage Form, applying GMP, at TR's (or any such Affiliate's or subcontractor's) manufacturing facilities, and if such Licensed Product batches conform with the Specifications and C & M Data and validation protocol requirements and, in the case of the New In-Line Product batches in Bulk Chemical Form, are produced in yields, within time cycles and at quality levels specified in the most recent Process Manual and, in the case of New In-Line Product batches in Finished Dosage Form, are produced in yields, within time cycles and at quality levels specified in the most recent PPIS. During such demonstrations KB shall provide full-shift coverage of technical operations; provided, however, KB's role in such demonstrations shall be limited to the provision of engineering and technical advice and direction to TR relating to KB's Manufacturing Process on a best efforts basis in order that such demonstrations achieve the yields, time cycles and quality levels referred to above. TR shall use its best efforts to provide such equipment as is required to accommodate KB's Manufacturing Process for such New In-Line Product and in participating in such demonstrations.

                  (h) KB shall provide TR reasonable assistance in the preparation of demonstration reports for such New In-Line Product, describing the demonstrations for such New In-Line Product referred to in Section 6.04(g) above. Each such report shall be issued within two months of the satisfactory completion of the respective demonstration.

                  (i) During the 12-month period following satisfactory demonstration of KB's Manufacturing Process for such New In-Line Product in accordance with Section 6.04(g) above, KB shall provide TR with reasonable engineering advice and technical assistance relating to such Manufacturing Process as is necessary or appropriate for troubleshooting.

         Section 6.05 Improvements and New Processes. KB shall use its best efforts to consult (and to cause its Affiliates to consult) with TR and KBI regarding any improvement or New Process included in KB's Manufacturing Process for such In-Line Product as far in advance of KB's (or any of its Affiliates') use of such improvement or New Process as is practicable, taking into consideration KB's program for incorporating such improvement or New Process into its Manufacturing Process. With respect to any such improvement or New Process, TR shall have the same rights with respect to visiting the manufacturing facilities of KB (and its Affiliates and subcontractors) as are contemplated in Section 6.04(f) above and, to the extent practicable, the same rights with respect to prior consultation as contemplated in Section 6.04(b) above. In addition, at TR's expense, KB shall provide such Process Manual and PPIS information for improvements and New Processes included in KB's Manufacturing Process and shall assist in the demonstration thereof at TR's (or any of its Affiliates' or subcontractors') facilities and shall render such engineering advice and technical assistance as are contemplated in Section 6.04(i) above as is reasonable under the circumstances. KB shall not be obligated to develop any such improvement or New Process.

         Section 6.06 Exceptions in Respect of In-Line Products. Notwithstanding anything to the contrary contained in this Agreement, (w) except as expressly provided in the second sentence of Section 6.04(a), KB shall not be obligated to perform any development work, including, without limitation, any improvement, with respect to KB's Manufacturing Process or to develop any new process for the manufacture or preparation of any In-Line Product (or any intermediate of such In-Line Product), (x) in the case of any In-Line Product which is licensed to KB (or any of its Affiliates) by any of KB's Non-Affiliates, KB's obligations under
Section 6.04 shall be limited to those activities which KB (or any of its Affiliates) is itself performing in order to manufacture such In-Line Product,
(y) KB is not obligated to provide KBI, TR or any other Producer with any information, data or know-how relating uniquely to the Formulation and Packaging of P&G OTC Products and (z) KB is not obligated to provide KBI, TR or any other Producer with any information, data or know-how relating uniquely to the Formulation of quantities of Products delivered through the Turbuhaler or to the filling or Packaging of the Turbuhaler device, including, without limitation, technologies or information relating uniquely to the Turbuhaler itself. Notwithstanding anything to the contrary contained in this Agreement, KBI shall not, under any circumstances, disclose to TR, any other Producer (other than KB) or any third party (other than the FDA), and TR and any other Producer (other than KB) shall not be entitled under any circumstances to, any information, data or know-how relating uniquely to (i) the Formulation of the quantities of In-Line Products delivered through the Turbuhaler or the filling or Packaging of the Turbuhaler device, including, without limitation, technologies or information relating uniquely to the Turbuhaler itself or (ii) the Formulation and Packaging Manufacturing Stages of P&G OTC Products.

         Section 6.07 Disclosure of Safety and Environmental Issues and Process Experience. TR and KB shall each promptly advise the other of any safety and environmental results in its possession which are gained from its (or any of its Affiliates' or subcontractors') experience in utilizing a manufacturing process in connection with the manufacture of any In-Line Product including any health or environmental hazards relating to a Compound contained in the In-Line Product, but excluding safety and environmental issues relating uniquely to a Manufacturing Stage of which such other Party is not a Producer. TR and KB shall each periodically provide the other with summaries of process performance gained from its (or any of its Affiliates' or subcontractors') experience in utilizing a manufacturing process in connection with the manufacture of any In-Line Product.

         Section 6.08 Limitation on Use of KB's Manufacturing Processes and Manufacturing Technical Information. All information, data and know-how, including without limitation, KB's Manufacturing Processes and Manufacturing Technical Information, transferred to or received by any Party (or any of its Affiliates or subcontractors) under or pursuant to this Agreement (i) shall be used by the receiving Party (and its Affiliates and subcontractors) only for the purposes contemplated by this Agreement, the Master Restructuring Agreement and the other Ancillary Agreements and (ii) shall be subject to the confidentiality provisions in Article XV.

         Section 6.09 Delivery of Information Summaries. Without limiting the obligations of TR under any other provision of this Agreement, TR from time to time, and in any event as promptly as practicable after any request by another Party, shall provide such other Party with summaries of such information, data and know-how (including without limitation any such information, data and know-how covered by patents owned by TR, or any of its Affiliates, or as to which TR, or any of its Affiliates, has licensing rights) as relate uniquely to manufacturing or preparing any In-Line Product (including any intermediate of such In-Line Product) and are now or hereafter possessed by TR (or any of its Affiliates), except that TR shall not be obligated to provide information, data or know-how relating uniquely to Compounds licensed to KBI by TR. TR shall provide such other Party with such of the foregoing information, data and know-how, referred to in any such summary, as such other Party shall request; provided, however, TR shall not be obligated to provide such other Party with any such information, data or know-how to the extent neither TR nor any of its Affiliates has the right to grant such other Party a license with respect thereto or otherwise authorize the use thereof by such other Party; provided, further, TR shall, to the extent legal, use its best efforts (which shall not require payments to its Non-Affiliates) to make available to such other Party the broadest rights to such information, data and know-how. Such other Party shall pay TR such reasonable consideration as TR and the other Party shall agree for such information, data and know-how requested by such other Party and as to which TR has notified the other Party it expects to be compensated (which notice shall be given in advance of providing such information, data and know-how); but failure to agree upon such consideration shall not prevent or delay the provision of such information, data and know-how to such other Party. If such consideration is not agreed to by TR and the other Party within 180 days of the request by such other Party for such information, data and know-how, then such consideration shall be set by arbitration in accordance with the procedures set forth in Article 9 of the Master Restructuring Agreement.

         Section 6.10 Consultations Concerning Manufacturing Development. The Parties shall consult on an ad hoc basis with respect to the manufacturing development (including, without limitation, demonstration responsibilities) of dosage forms for any In-Line Product not included in the initial or then current NDA for such In-Line Product.

                                  ARTICLE VII

                         MANUFACTURING PROCESSES, DATA
                 AND KNOW-HOW CONCERNING KB PIPELINE PRODUCTS

         Section 7.01 Pre-bid Information About Manufacturing Processes, Data and Know-How Concerning KB Pipeline Products. (a) If the responsibility for performing a Manufacturing Stage with respect to a KB Pipeline Product is to be determined pursuant to the Bid Procedure as provided for in Section 3.01(c) or 3.01(d), KBI, KB, KB USA and TR shall, and KBI shall require the Partnership to, use their best efforts to cooperate fully towards the end that the Bidding Parties will have the information specified below so as to permit the preparation and submission of bids for such Manufacturing Stage of such KB Pipeline Product.

                  (b) The Manufacturing and Supply Committee shall meet as necessary to review the status of those KB Pipeline Products for which a Producer for a Manufacturing Stage will be determined pursuant to the Bid Procedure. At such meetings, which shall be subject to the confidentiality provisions in Article XV, (i) KB shall provide KBI and any Bidding Party then in the process of preparing a bid with such Manufacturing Technical Information relating to the Formulation or Packaging, as the case may be, of such KB Pipeline Products, including, without limitation, preliminary information of the type set forth in Part III or Part IV of Schedule A hereto (which information shall be provided in such reasonable detail as may be available at such time and shall be updated and provided to KBI and such Bidding Parties at least semi-annually thereafter until such time as the Producer of such Product is determined pursuant to the Bid Procedure), as KBI or such Bidding Party shall reasonably request, and information necessary to alert such Bidding Party of special requirements relating to facilities, environment, health and other hazards and extraordinary cost levels associated with the Formulation or Packaging, as the case may be, and transport (including transport of the Bulk Chemical Form) of such KB Pipeline Products; and (ii) such Bidding Parties will discuss and exchange technical ideas and concepts relating to the information specified in clause (i) above; provided, however, that no Party shall be obligated to provide any Bidding Party with any such Manufacturing Technical Information or other information, data and know-how to the extent that neither any such Party nor any of its Affiliates has the right to authorize the use thereof by any Bidding Party, but KB, to the extent lawful, shall use its best efforts (which shall not require payments to its Non-Affiliates) to make available to the other Bidding Parties the broadest rights to such Manufacturing Technical Information and other information, data and know-how.

                  (c) With respect to each KB Pipeline Product referred to in
Section 7.01(b):

                  (i) KB shall consult (and shall cause its Affiliates to consult) with such Bidding Parties and KBI during the development of the relevant Manufacturing

         Stage of KB's Manufacturing Process for such KB Pipeline Product to facilitate TR's ability to Formulate or Package such KB Pipeline Product economically and efficiently for KBI. Notwithstanding the foregoing, KB shall not be obligated to consult with the Bidding Parties or KBI concerning the Bulk Chemical Manufacturing Stage or the Packaging Manufacturing Stage of KB's Manufacturing Process for any KB Pipeline Product.

                  (ii) To the extent legal and practicable, KB shall consult (and shall cause its Affiliates to consult) with KBI and such Bidding Parties prior to arranging with any of KB's Non-Affiliates for the development of any process (or any step of such process) for the Formulation of such KB Pipeline Product or any intermediate or raw material thereof; provided, however, such consultation relating to intermediates, raw materials and processes (or steps thereof) shall not include (x) those intermediates and raw materials commercially available in sufficient quantities for their anticipated commercial uses or (y) those intermediates, raw materials or processes (or steps thereof) intended at the time only for developmental use. Nothing contained herein shall limit KB's discretion in making any such arrangement.

                  (iii) KBI shall require the Partnership to consult with such Bidding Parties from time to time concerning the preparation and submission of the Specifications and C & M Data for the Formulation Manufacturing Stage of such KB Pipeline Products for which an NDA will be filed by the Partnership.

                  (d) Notwithstanding anything to the contrary contained herein,
(x) KB shall not be obligated to perform any development work, including, without limitation, any improvement, with respect to KB's Manufacturing Process or to develop any new process for the manufacture or preparation of any KB Pipeline Product (or any intermediate of such KB Pipeline Product), (y) in the case of any KB Pipeline Product which is licensed to KB (or any of its Affiliates) by any of KB's Non-Affiliates, KB s obligations under Section 7.01(c) shall be limited to those activities which KB (or any of its Affiliates) is itself performing in order to manufacture such KB Pipeline Product and (z) KB is not obligated to provide KBI or any of the Bidding Parties with any information, data or know-how relating uniquely to the Formulation of quantities of Products delivered through the Turbuhaler or to the filling or Packaging of the Turbuhaler device, including, without limitation, technologies or information relating uniquely to the Turbuhaler itself. Notwithstanding anything to the contrary contained in this Agreement, KBI and the Bidding Parties shall not be entitled under any circumstances to, any information, data or know-how relating uniquely to the Formulation of the quantities of Products delivered through the Turbuhaler or the filling or Packaging of the Turbuhaler device, including, without limitation, technologies or information relating uniquely to the Turbuhaler itself.

                  (e) All information, data and know-how, including, without limitation, KB's Manufacturing Processes and Manufacturing Technical Information, transferred to or received by any Party (or any of its Affiliates or subcontractors) or Bidding Party under or pursuant to this Agreement (a) shall be used by the receiving Party (and its Affiliates and subcontractors) or Bidding Party only for the purposes contemplated by this Agreement, the Master Restructuring

Agreement and the other Ancillary Agreements and (b) shall be subject to the confidentiality provisions in Article XV.

         Section 7.02 Cooperation. After the responsibility for each Manufacturing Stage of a KB Pipeline Product has been determined, each Producer of such Product and KB shall, and KBI shall require the Partnership to, use best efforts to cooperate fully towards the end that such Producer will have the capability, through manufacturing by it, its Affiliates and subcontractors and through the acquisition of raw materials and intermediates from subcontractors or suppliers, to supply such KB Pipeline Product (or Intermediate Form thereof) manufactured or to be manufactured by such Producer for KBI, in accordance with the terms of this Agreement, in sufficient time to permit timely market introduction, as determined by the Partnership, of such KB Pipeline Product in the Territory by the Partnership; provided, however, that KB shall not be required to provide any information, data or know-how to TR, KBI or any other Producer other than as provided in this Agreement.

         Section 7.03 Meetings Concerning KB Pipeline Products. KB and KBI shall meet at least semi-annually to review the status of all KB Pipeline Products for which KB and its Affiliates, collectively, are not responsible for all Manufacturing Stages. Any other Producer shall also be entitled to attend such meetings to the extent that such Producer is responsible for one or more of the Manufacturing Stages for any KB Pipeline Product and the matters to be discussed will affect such Producer's responsibilities with respect to such Manufacturing Stage or Stages. At such meetings, KB shall provide (i) the Producer or Producers, as the case may be, who are responsible for the Primary Manufacturing Stages with respect to a KB Pipeline Product with such Manufacturing Technical Information relating to such Manufacturing Stage or Stages for such KB Pipeline Products as such Producer or Producers shall reasonably request in order to perform such Manufacturing Stage or Stages, and information necessary to alert such Producer or Producers of special requirements relating to facilities, environment, health and other hazards and extraordinary cost levels for the Primary Manufacturing Stages for such KB Pipeline Products for which such Producer or Producers are responsible, and (ii) KBI with such Manufacturing Technical Information relating to all Manufacturing Stages of KB Pipeline Products for which KB is not responsible as KBI shall reasonably request. KB shall also provide the Producer responsible for the Packaging Manufacturing Stage for a KB Pipeline Product with such information as such Producer shall reasonably request relating to matters affecting such Producer's responsibilities with respect to Packaging such KB Pipeline Product. At such meetings, the Parties and any other Producer or Producers of a KB Pipeline Product will discuss and exchange technical ideas and concepts relating to the information specified above (to the extent that each such Party or Producer has a right to such information); provided, however, that KB shall not be obligated to provide any other Party or Producer with any Manufacturing Technical Information or other information, data and know-how (a) if KB is responsible for all Manufacturing Stages with respect to such KB Pipeline Product or (b) to the extent that neither KB nor any of its Affiliates has the right to authorize the use thereof by such other Party or such Producer, but KB, to the extent lawful, shall use its best efforts (which shall not require payments to its non-Affiliates) to make available to the other Parties and the Producer or Producers, as the case may be, the broadest rights to such Manufacturing Technical Information and other information, data and know-how. Notwithstanding the foregoing, TR shall not be obligated to provide such information, data or know-how relating uniquely to Compounds licensed to KBI by TR.

         Section 7.04 Consultations Concerning NDAs and Regulatory Matters. KBI shall cause the Partnership to consult (i) with KB from time to time, and (ii) with each of the Producers of a KB Pipeline Product with respect to the Manufacturing Stages for which each such Producer is responsible, concerning the preparation and submission of the Specifications and C & M Data therefor for which an NDA will be filed or amended by the Partnership. Each Party or Producer, as the case may be, conducting meetings with the FDA with respect to a KB Pipeline Product, except for meetings relating solely to INDs and NDAs filed by KB pursuant to Section 3.1(a) of the KBI License, shall use its best efforts to arrange for representatives of the Partnership to participate, and for KB and each Producer who is responsible for any of the Primary Manufacturing Stages for such KB Pipeline Product, to be present as observers at all significant meetings with FDA personnel during which the Specifications or C & M Data concerning KB Pipeline Products are discussed; provided, however, that such Producer or Producers, as the case may be, shall only be entitled to attend such meetings to the extent the matters being discussed relate specifically to the Primary Manufacturing Stages for which each such Producer is responsible; provided, further, that KBI shall not be entitled to attend such meetings. KBI shall require the Partnership to use its best efforts to arrange for representatives of the Producer responsible for the Packaging Manufacturing Stage for a KB Pipeline Product to be present at such meetings to the extent that the matters to be discussed will affect such Producer's responsibilities with respect to Packaging such KB Pipeline Product. KBI shall not be entitled to attend any such meeting without the consent of the Partnership.

         Section 7.05 Exchange of Information Concerning KB Pipeline Products. With respect to each KB Pipeline Product (or Intermediate Form thereof) for which KB and its Affiliates are not the Producers responsible for all Manufacturing Stages:

                  (a) KB shall consult (and shall cause its Affiliates to consult) (i) with KBI, and (ii) with the Producer or Producers responsible for a Primary Manufacturing Stage for such KB Pipeline Product (other than KB or any of its Affiliates), during the development of KB's Manufacturing Process for such KB Pipeline Product or such Intermediate Form thereof, to facilitate such Producer's ability to perform its Manufacturing Stage economically and efficiently for KBI. At the request and expense of any Producer responsible for a Primary Manufacturing Stage for a KB Pipeline Product, KB shall use its best efforts to make reasonable adaptations to KB's Manufacturing Process for such Product as relates to the Manufacturing Stages for which such Producer is responsible to make such Manufacturing Process commercially suitable in such Producer's (or any of its Affiliates' or subcontractors' selected by such Producer) manufacturing facilities.

                  (b) To the extent legal and practicable, KB shall consult (and shall cause its Affiliates to consult) (i) with KBI, and (ii) with the Producer or Producers responsible for a Primary Manufacturing Stage for such KB Pipeline Product (other than KB or any of its Affiliates), prior to arranging with any of KB's Non-Affiliates for the development of any process (or any step of such process) for the manufacture or preparation of such KB Pipeline

Product, or any intermediate or raw material thereof, or the supply of such KB Pipeline Product, or any such intermediate or raw material, if and to the extent that such process relates to the Manufacturing Stages for which such Producer is responsible; provided, however, such consultation relating to intermediates, raw materials and processes (or steps thereof) shall not include (x) those intermediates and raw materials commercially available in sufficient quantities for their anticipated commercial uses or (y) those intermediates, raw materials or processes (or steps thereof) intended at the time only for developmental use. Nothing contained herein shall limit KB's discretion in making any such arrangement.

                  (c) As soon as available, KB shall use best efforts to provide a Preliminary Process Report for such KB Pipeline Product to (i) KBI and (ii) the Producer of such KB Pipeline Product (other than KB or any of its Affiliates) if and to the extent such Preliminary Process Report relates to the Manufacturing Stages for which such Producer is responsible with respect to such KB Pipeline Product.

                  (d) As soon as available, KB shall use best efforts to provide
(i) a Process Manual for such KB Pipeline Product to KBI and to the Producer performing the Bulk Chemical Manufacturing Stage for such KB Pipeline Product (other than KB or any of its Affiliates) and (ii) a PPIS for such KB Pipeline Product to KBI and to the Producer performing the Formulation Manufacturing Stage for such KB Pipeline Product (other than KB or any of its Affiliates), in each case if and to the extent such Process Manual or PPIS relates to the Manufacturing Stages for which such Producer is responsible, and KB shall update such PPIS from time to time prior to approval of the NDA.

                  (e) If a Producer is responsible for a Primary Manufacturing Stage for a KB Pipeline Product, upon reasonable notice to KB from such Producer, KB shall arrange for a reasonable number of such Producer's employees to visit the manufacturing facilities of KB (including pilot and commercial scale facilities and testing laboratories) (or the facilities of any of its Affiliates which KB, in its sole discretion, may choose) during the regular working hours of KB (or any of such Affiliates) to observe KB's Manufacturing Process in operation for such KB Pipeline Product solely as relates to those Primary Manufacturing Stages for which such Producer is responsible, subject to facility availability and strict compliance with and observance of KB's instructions and procedures in respect to confidentiality and security. KB also shall use its best efforts, upon reasonable notice from a Producer (if such Producer is responsible for a Primary Manufacturing Stage for a KB Pipeline Product), to obtain the right for such Producer's employees to make such visits to manufacturing facilities of KB's subcontractors as relates solely to those Primary Manufacturing Stages for which such Producer is responsible.

                  (f) KB shall provide the Producer responsible for a Primary Manufacturing Stage for a KB Pipeline Product, with assistance in satisfactorily demonstrating in the facilities of such Producer (or any of its Affiliates or subcontractors selected by such Producer) KB's Manufacturing Process for such Manufacturing Stage set forth in the NDA (including, without limitation, analytical methods validation). Such demonstration shall be made as soon as practicable, but, in any event, KB shall use its best efforts to assist such Producer in making a satisfactory demonstration of the portion of such Manufacturing Process for which such Producer is responsible consistent with the FDA's preapproval inspection timing. KB's Manufacturing Process will be deemed to be satisfactorily demonstrated to the Producer responsible for the Bulk Chemical Manufacturing Stage if three KB Pipeline Product batches are consecutively produced in Bulk Chemical Form. KB's Manufacturing Process will be deemed to be satisfactorily demonstrated to the Formulator if three full-scale KB Pipeline Product batches are consecutively produced in Finished Dosage Form, applying GMP, at such Producer's (or any such Affiliate's or subcontractor's) manufacturing facilities, and if such KB Pipeline Product batches conform with the Specifications and C & M Data and validation protocol requirements and, in the case of KB Pipeline Product batches in Finished Dosage Form, are produced in yields, within time cycles and at quality levels specified in the most recent PPIS. During such demonstrations KB shall provide full-shift coverage of technical operations; provided, however, KB's role in such demonstrations shall be limited to the provision of engineering and technical advice and direction to such Producer relating to KB's Manufacturing Process on a best efforts basis in order that such demonstrations achieve the yields, time cycles and quality levels referred to above. Such Producer shall use its best efforts to provide such equipment as is required to accommodate KB's Manufacturing Process for such KB Pipeline Product and in participating in such demonstrations.

                  (g) KB shall provide the Producer responsible for Formulation of a KB Pipeline Product with reasonable assistance in the preparation of a demonstration report for the Finished Dosage Form for any such KB Pipeline Product, describing the applicable demonstrations for any such KB Pipeline Product referred to in subparagraph (f) above. Such report shall be issued within two months of the satisfactory completion of the respective demonstration.

                  (h) During the 12-month period following satisfactory demonstration of KB's Manufacturing Process with respect to any KB Pipeline Product in accordance with subparagraph (f) above, KB shall provide such Producer with reasonable engineering advice and technical assistance relating to the applicable Primary Manufacturing Stages for which such Producer is responsible as is necessary or appropriate for troubleshooting.

                  (i) KB shall use its best efforts to consult (and to cause its Affiliates to consult) (i) with KBI, and (ii) with each Producer responsible for any of the Primary Manufacturing Stages for a KB Pipeline Product (other than KB or any of its Affiliates), regarding any improvement or New Process included in KB's Manufacturing Process for such KB Pipeline Product to the extent such improvement or New Process relates to such Manufacturing Stages as far in advance of KB's (or any of its Affiliates') use of such improvement or New Process as is practicable, taking into consideration KB's program for incorporating such improvement or New Process into its Manufacturing Process. Implementation by a Producer or KB of any improvement or New Process for any KB Pipeline Product must be consistent with quality control/quality assurance and regulatory compliance requirements set forth in Article VIII and Article IX. With respect to any such improvement or New Process, such Producer shall have the same rights with respect to visiting the manufacturing facilities of KB (and its Affiliates and subcontractors) as are contemplated in subparagraph (e) above and, to the extent practicable, the same rights with respect to prior consultation as contemplated in subparagraph (b) above. In addition, at such Producer's expense, KB shall provide such PPIS information for improvements and New Processes included in KB's Manufacturing Process to the extent related to a Manufacturing Stage for such KB Pipeline Product for which such Producer is responsible and shall assist in the demonstration thereof at such Producer's (or any of its Affiliates' or subcontractors') facilities and shall render such engineering advice and technical assistance as are contemplated in subparagraph (h) above as is reasonable under the circumstances. KB shall not be obligated to develop any such improvement or New Process.

         Section 7.06 Exceptions in Respect of KB Pipeline Products. Notwithstanding anything to the contrary contained in this Agreement, (v) except as expressly provided in the second sentence of Section 7.05(a), KB shall not be obligated to perform any development work, including, without limitation, any improvement, with respect to KB's Manufacturing Process or to develop any new process for the manufacture or preparation of any KB Pipeline Product (or any intermediate of such KB Pipeline Product), (w) in the case of any KB Pipeline Product which is licensed to KB (or any of its Affiliates) by any of KB's Non-Affiliates, KB's obligations under Section 7.05 shall be limited to those activities which KB (or any of its Affiliates) is itself performing in order to manufacture such KB Pipeline Product, (x) if KB or KB USA is responsible for one or more Manufacturing Stages with respect to a KB Pipeline Product, neither KB nor any of its Affiliates shall be obligated to provide KBI or any Producer with any information, data or know-how relating uniquely to the Manufacturing Stages for which KB or KB USA is responsible; provided, however, that TR shall be entitled to perform quality audits (as provided in Article IX) of the immediately preceding Manufacturing Stage for any Product for which TR performs the Formulation or Packaging Manufacturing Stage; provided, further, however, that KB or KB USA shall make available to KBI or any Producer the information, data or know-how required by this Article VII with respect to the Manufacturing Stages for which KB or KB USA is responsible with respect to a KB Pipeline Product, if it is required so to do due to a change in applicable law or regulations, (y) neither KB nor any of its Affiliates is obligated to provide KBI or any Producer with any information, data or know-how relating to any Group C Compound or Licensed Compound or Products containing such Licensed Compound for which the rights of the Partnership pursuant to the KBI License have terminated pursuant to Section C or D of the Distribution Agreement (except as specifically provided in the KBI License), and (z) KB is not obligated to provide KBI or any Producer with any information, data or know-how relating uniquely to the Formulation of the quantities of KB Pipeline Products delivered through the Turbuhaler or to the filling or Packaging of the Turbuhaler device, including, without limitation, technologies or information relating uniquely to the Turbuhaler itself. Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 16.1(d) of the KBI License, neither any Producer (other than KB) nor KBI shall be entitled under any circumstances to, any information, data or know-how relating uniquely to the Formulation of the quantities of KB Pipeline Products delivered through the Turbuhaler or to the filling or Packaging of the Turbuhaler device, including, without limitation, technologies or information relating uniquely to the Turbuhaler itself. Notwithstanding anything to the contrary contained in this Agreement, except as specifically set forth in this Agreement, KBI shall not, under any circumstances, disclose to a Producer (other than KB or KB USA) or any third party (other than the FDA), and no Producer (other than KB and KB USA) shall be entitled under any circumstances to, any information, data or know-how relating uniquely to any of the Manufacturing Stages for which KB or KB USA is responsible with respect to a KB Pipeline Product.

         Section 7.07 Disclosure of Safety and Environmental Issues and Process Experience. Each Producer who is responsible for one or more of the Manufacturing Stages with respect to a KB Pipeline Product and KB shall each promptly advise the other of any safety and environmental results in its possession which are gained from its (or any of its Affiliates' or subcontractors') experience in utilizing a manufacturing process relating to a KB Pipeline Product including any health or environmental hazards relating to a Compound contained in the KB Pipeline Product, but excluding safety and environmental issues relating uniquely to a Manufacturing Stage for which such Producer is not responsible. If a Producer is responsible for a Primary Manufacturing Stage for a KB Pipeline Product, such Producer and KB shall each periodically provide the other with summaries of process performance gained from its (or any of its Affiliates' or subcontractors') experience in utilizing KB's Manufacturing Process for such Manufacturing Stage, and such Producer and KB shall each periodically provide the other with summaries of process performance gained from experience in Packaging KB Pipeline Products.

         Section 7.08 Limitation on Use of KB's Manufacturing Processes and Manufacturing Technical Information. All information, data and know-how, including without limitation, KB's Manufacturing Processes and Manufacturing Technical Information, transferred to or received by any Party (or any of its Affiliates or subcontractors) or Producer under or pursuant to this Agreement
(a) shall be used by the receiving Party (and its Affiliates and subcontractors) or Producer only for the purposes contemplated by this Agreement, the Master Restructuring Agreement and the other Ancillary Agreements and (b) shall be subject to the confidentiality provisions in Article XV.

         Section 7.09 Delivery of Information Summaries. Without limiting the obligations of a Producer (other than KB) under any other provision of this Agreement, such Producer (if such Producer is responsible for any of the Manufacturing Stages for a KB Pipeline Product) from time to time, and in any event as promptly as practicable after any request by KB, shall provide KB with summaries of such information, data and know-how (including without limitation any such information, data and know-how covered by patents owned by such Producer, or any of its Affiliates, or as to which such Producer, or any of its Affiliates, has licensing rights) as relate uniquely to any of the Manufacturing Stages for any KB Pipeline Product (including any Intermediate Form of such KB Pipeline Product) as to which such Producer is responsible and are now or hereafter possessed by such Producer (or any of its Affiliates), except that TR shall not be obligated to provide information, data or know-how relating uniquely to Compounds licensed to KBI by TR. Any Producer who is responsible for any of the Manufacturing Stages for a KB Pipeline Product shall provide KB with such of the foregoing information, data and know-how, referred to in any such summary, as KB shall request; provided, however, such Producer shall not be obligated to provide KB with any such information, data or know-how to the extent neither such Producer nor any of its Affiliates has the right to grant KB a license with respect thereto or otherwise authorize the use thereof by KB; provided, further, such Producer shall, to the extent legal, use its best efforts (which shall not require payments to its Non-Affiliates) to make available to KB the broadest rights to such information, data and know-how.

KB shall pay such Producer such reasonable consideration as such Producer and KB shall agree for such information, data and know-how requested by KB and as to which such Producer has notified KB it expects to be compensated (which notice shall be given in advance of providing such information, data and know-how); but failure to agree upon such consideration shall not prevent or delay the provision of such information, data and know-how to KB. If such consideration is not agreed to by a Producer and KB within 180 days of the request by KB for such information, data and know-how, then such consideration shall be set by arbitration in accordance with the procedures set forth in Article 9 of the Master Restructuring Agreement.

                                 ARTICLE VIII

                      ALLOCATION OF REGULATORY FUNCTIONS

         Section 8.01 Regulatory Compliance Functions. Pursuant to the KBI Supply Agreement, the Partnership has the primary responsibility for performing and coordinating regulatory compliance functions for Products, and each Producer shall prepare and provide such information relating to Manufacturing Stages performed by such Producer as necessary to allow the Partnership to perform its regulatory responsibilities. In addition, each Producer shall perform and bear the cost of performing regulatory compliance functions on behalf of the Partnership for the Manufacturing Stages for which it is responsible; provided, however, that KB shall perform all regulatory compliance functions for Turbuhaler systems incorporating Products. Each Producer shall take into account the cost of performing such functions in establishing the Producer's Bid Price pursuant to the Bid Procedure, if applicable. For purposes of this Article VIII, "regulatory compliance functions" shall include the following:

                  (i) Review of all appropriate sections of the NDA submission.

                  (ii) Preparation of manufacturing process descriptions for conformance to NDA or other regulatory filing.

                  (iii) Preparation of supporting data for NDA supplements for changes, as required by the FDA pursuant to regulations, guidelines or otherwise.

                  (iv) Performance of chemical and/or product annual reviews, including annual examination of retention samples.

                  (v) Preparation of regulatory annual report submissions, including updated manufacturing descriptions and stability data.

                  (vi) Other appropriate and reasonable services relating to regulatory compliance, as specifically set forth by KBI in its bid solicitations (if applicable) or as otherwise agreed between the Partnership and the Party performing such functions.

                                  ARTICLE IX

                     WARRANTIES; QUALITY CONTROL; QUALITY
                   ASSURANCE; CLAIMS FOR DEFECTIVE PRODUCTS

         Section 9.01 Warranties; Sample Retention. (a) Each Producer warrants to KBI and KB (and to each Subsequent Producer, if any, for the same Product) that all Products and Intermediate Forms thereof supplied by it, its Affiliates or its subcontractors and all facilities and processes used in the manufacture of such Products or Intermediate Forms, shall conform to the Specifications and C & M Data, and such facilities shall be approved by the FDA to the extent required by law; and such Producer, its Affiliates and its subcontractors shall employ GMP in the manufacture of all Products and Intermediate Forms; provided, however, that no Producer makes any warranty with respect to any Manufacturing Stage or process not performed by it, its Affiliates or subcontractors.

                  (b) In addition to the obligations set forth elsewhere in this Article, and notwithstanding anything to the contrary contained in Sections 6.09 and 7.09, each Producer will take and retain, for such period as may be required by the FDA pursuant to regulations, guidelines or otherwise, samples of raw materials and intermediates of each Product specifying the dates of manufacture and Packaging and maintain production records and quality control reports regarding such Product.

                  (c) KB and TR agree that KBI may extend warranties under this Agreement to the Partnership or to any assignee of the Partnership's rights under the Distribution Agreement.

         Section 9.02 Producer's Quality Assurance/Quality Control Function. (a) Except as otherwise provided in this Agreement, each Producer will be responsible for quality control only for the Manufacturing Stage performed by it or its Affiliates and subcontractors. Furthermore, each Producer shall perform quality control, including confirmatory testing, of Intermediate Forms supplied to it by the immediately preceding Earlier Stage Producer (or its Affiliates or subcontractors) as such Producer shall deem appropriate or as required by the FDA.

                  (b) Where a Producer performs only the Packaging and/or Formulation function for a Product, the Producer's obligations to perform such functions are contingent upon its having access to the information to which it would be entitled under Section 9.03, including without limitation, the documents and information in Exhibit V, with respect to the immediately preceding Manufacturing Stage (i.e., Bulk Chemical synthesis, in the case of a Producer performing the Formulation Manufacturing Stage, or Formulation, in the case of a Producer performing the Packaging Manufacturing Stage).

                  (c) While the Partnership shall have final quality control release responsibility for each Product, each Producer shall perform quality control release testing in support of such quality control release.

      Section 9.03 Access to Records; Inspections; Audits. For the purpose of the quality assurance functions contemplated in Section 9.02, each Producer will, with respect to each Product and Intermediate Form manufactured by it or its Affiliates or subcontractors:

                  (i) upon request by the Subsequent Producer performing the next Manufacturing Stage, provide copies of the relevant batch manufacturing records, relevant quality control records and relevant certificates of analysis for raw materials used by such Producer; and

                  (ii) permit one or more qualified technical specialists of such Subsequent Producer to conduct, at all reasonable times, quality audits of the facility of such Producer (or its Affiliates or subcontractors) where the Products or any Intermediate Forms thereof are manufactured by such Producer (or its Affiliates or subcontractors) and of any other facility which is proposed to be used for such manufacture and of the process of manufacturing and quality control of Products, including, without limitation, the review of all documents specified in
      Exhibit V, provided, however, that such audit rights shall apply only to the Manufacturing Stage (i.e. the Bulk Chemical or Formulation Manufacturing Stage) immediately preceding the Manufacturing Stage performed by such Subsequent Producer and are subject to such Producer's (or its Affiliate's or subcontractor's) facility availability and strict compliance with and observance of instructions and procedures in respect of confidentiality and security, in order to ensure compliance with this Article.

      Section 9.04 Inspections and Audits. Each Producer shall further permit one or more qualified technical quality specialists of the Partnership and KB, to conduct inspections and audits at all reasonable times of the facility where the Products or any Intermediate Forms thereof are manufactured by such Producer (or its Affiliates or subcontractors) and any other facility which is proposed to be used for such manufacture and of the process of manufacturing and quality control of Products, including, without limitation, the review of all documents specified in Exhibit V, subject to such Producer's (or its Affiliate's or subcontractor's) facility availability and strict compliance with and observance of instructions and procedures in respect of confidentiality and security, in order to ensure compliance with this Article.

      Section 9.05 Observations and Conclusions. Observations and conclusions of the Partnership's, KB's and any Producer's audits or inspections of a Producer (or its Affiliates or subcontractors) will be issued to and promptly discussed with the Producer and reasonable corrective action, if needed (as determined by agreement between such Producer in consultation with the Partnership), shall be implemented by the Producer at its own expense.

      Section 9.06 Certificates of Analysis. Each shipment of Product or Intermediate Form by a Producer (or its Affiliates or subcontractors) shall be accompanied by a certificate of analysis related to each batch of the Intermediate Form of the Product included in such shipment certifying that such shipment conforms to Specifications. Such certificate of analysis shall certify that the Product conforms to Specifications and the C & M Data, and that the Product was manufactured in accordance with GMP. A copy of such certificate of analysis shall also be delivered to KBI contemporaneously with the delivery by such Producer to KBI of its invoice for such Product.

      Section 9.07 Notice of Claims; Replacement Quantities. Unless KBI (or a Subsequent Producer) gives notice to the Producer of a Product (or Intermediate
Form) to the contrary within 60 days of delivery by such Producer to KBI (or such other Producer) of a quantity of such Product (or Intermediate Form), such quantity of Product (or Intermediate Form) shall be deemed to be satisfactory to KBI (or such other Producer), subject thereafter only to claims based on or arising from the failure of such Product (or Intermediate Form) to be manufactured in accordance with Section 9.01; provided, however, the foregoing shall not limit anything contained in Article X. If KBI (or such other Producer) notifies the Producer within such 60 days that any quantities of a Product (or Intermediate Form) delivered by the Producer do not conform to the Specifications or C & M Data, or were not manufactured in accordance with GMP, the Producer shall have 30 days to reexamine the same to determine whether it agrees with KBI (or such other Producer). If it agrees, the Producer shall deliver as promptly as practicable new quantities of the Product (or Intermediate Form) for the replacement of the defective quantities at no additional cost to KBI or the Subsequent Producer, and KBI (or such Subsequent Producer) within 60 days thereafter shall notify the Producer of its acceptance or rejection of such replacement quantities. If the Producer disagrees that the original quantities of such Product (or Intermediate Form) are nonconforming, or if KBI (or the other Producer) rejects the Producer's replacement Product (or Intermediate Form) as non-conforming, the matter will be referred to an independent laboratory acceptable to the Producer and KBI (or the other Producer). Testing by the laboratory will be in accordance with NDA procedures. The Producer and KBI (or the other Producer) shall accept the laboratory's opinion and its charges shall be borne equally by the Producer and KBI (or the other Producer). If the laboratory's opinion is that such Product (or Intermediate Form) is nonconforming, the Producer shall deliver as promptly as practicable new quantities of the Product (or Intermediate Form).

                                    ARTICLE X

                             CLAIMS AND DISCLAIMERS

      Section 10.01 Indemnification by KBI. (a) KBI shall indemnify and hold harmless TR, KB, and each of their respective Affiliates, and each of their, and their Affiliates', respective officers, directors, employees and agents (each a "KBI Indemnitee") from and against any and all losses, damages, liabilities or expenses (including reasonable attorney's fees and other costs of defense) (collectively, "Losses") in connection with any and all actions, suits, claims or demands (collectively "Claims") that may be brought or instituted against any KBI Indemnitee by any Non-Affiliate of all the Parties based on or arising out of the manufacture, use or sale of any Product sold hereunder, including, without limitation, any investigation by any governmental agency with respect to the quality of such Product, or any claim for death or personal injury or property damage asserted by any user of such Product; provided, however, that
(i) KBI shall not be obligated to indemnify and hold harmless TR or any of its Affiliates or any officer, director, employee or agent of TR or any of its Affiliates from any Losses in connection with any Claim based on or arising out of any event or circumstance with respect to which TR is obligated to indemnify and hold harmless KBI pursuant to Section 10.02(a); and (ii) KBI shall not be obligated to indemnify and hold harmless KB or any of its Affiliates or any officer, director, employee or agent of KB or any of its Affiliates from any Losses in connection with any Claim based on or arising out of any event or circumstance with respect to which KB is obligated to indemnify and hold harmless KBI pursuant to Section 10.02(b).

                  (b) KBI shall indemnify and hold harmless TR, KB, and each of their respective officers, directors, employees and agents (each a "KBI Contract Indemnitee") from and against any and all Losses in connection with any and all Claims that may be brought or instituted against any KBI Contract Indemnitee by any Non-Affiliate of all the Parties based upon or arising out of any breach or failure to perform any of the provisions of this Agreement by KBI or any of its Affiliates or subcontractors.

      Section 10.02 Indemnification by TR and KB and Each Producer. (a) TR shall indemnify and hold harmless KBI, KB, each of their Affiliates, and each of their, and their Affiliates', respective officers, directors, employees and agents (each a "TR Indemnitee") from and against any and all Losses in connection with any and all Claims that may be brought or instituted against any TR Indemnitee by any Non-Affiliate of all the Parties based on or arising out of the failure of TR or any of its Affiliates or subcontractors to manufacture any Product or Intermediate Form hereunder in accordance with the Specifications, C & M Data or GMP; provided, however, that TR shall not have any obligation to indemnify and hold harmless any Person for any Losses arising out of Claims based on or arising out of any Product defect resulting from any defect in any Intermediate Form supplied by KBI or another Producer or occurring in connection with any Manufacturing Stage performed by any Person other than TR or its Affiliates or subcontractors.

                  (b) KB shall indemnify and hold harmless KBI, TR, each of their Affiliates, and each of their, and their Affiliates', respective officers, directors, employees and agents (each a "KB Indemnitee") from and against any and all Losses in connection with any and all Claims that may be brought or instituted against any KB Indemnitee by any Non-Affiliate of all the Parties based on or arising out of the failure of KB or any of its Affiliates or subcontractors to manufacture any Product or Intermediate Form hereunder in accordance with the Specifications, C & M Data or GMP; provided, however, that KB shall not have any obligation to indemnify and hold harmless any Person for any Losses arising out of Claims based on or arising out of any Product defect resulting from any defect in any Intermediate Form supplied by KBI or another Producer or occurring in connection with any Manufacturing Stage performed by any Person other than KB or its Affiliates or subcontractors.

                  (c) Each Producer of a Product shall indemnify and hold harmless KBI and each Subsequent Producer and each of their, and their Affiliates', respective officers, directors, employees and agents (each a "Subsequent Producer Indemnitee") from and against any and all Losses arising out of property damage (including without limitation damage to equipment and machinery and loss, contamination of or defects in such Product or any raw material or Intermediate Form) resulting from or arising out of the negligence of such Producer or any of its Affiliates or subcontractors or the failure of such Producer or any of its Affiliates or subcontractors to manufacture any Intermediate Form of such Product delivered to such Subsequent Producer in accordance with the Specifications, C & M Data or GMP.

                  (d) (i) KB shall indemnify and hold harmless KBI and its officers, directors, employees and agents (each a "KB Contract Indemnitee") from and against any and all Losses in connection with any and all Claims that may be brought or instituted against any KB Contract Indemnitee by the Partnership or any Non-Affiliate of all the Parties based upon or arising out of any breach of or failure to perform any of the provisions of this Agreement by KB or any of its Affiliates or subcontractors.

                        (ii) TR shall indemnify and hold harmless KBI and its officers, directors, employees and agents (each a "TR Contract Indemnitee") from and against any and all Losses in connection with any and all Claims that may be brought or instituted against any TR Contract Indemnitee by the Partnership or any Non-Affiliate of all the Parties based upon or arising out of any breach of or failure to perform any of the provisions of this Agreement by TR or any of its Affiliates or subcontractors.

      Section 10.03 Indemnification Procedures. As promptly as practicable after any indemnitee referred to in Section 10.01 or 10.02 obtains knowledge of any action, suit, claim or demand as to which it will or may be entitled to indemnity under Section 10.01 or 10.02, such indemnitee shall give notice to KBI and the indemnifying Party or Parties. If such matter involves an action, suit, claim or demand of a third party, the indemnifying Party or Parties shall be entitled to assume control of the defense or settlement of such action, suit, claim or demand, provided, however, that (i) the indemnitee shall be entitled to participate in the defense of such matter and to employ counsel of its own choosing and at its own expense to assist in the handling of such matter, and
(ii) the indemnifying Party or Parties shall obtain the prior written approval of the indemnitee, which approval shall not be unreasonably withheld or delayed, before entering into any settlement of such matter or ceasing to defend against such matter.

      Section 10.04 Disclaimers. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, THERE ARE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WRITTEN OR ORAL, BY ANY PARTY (OR ANY OF ITS AFFILIATES), NOR SHALL ANY PARTY (OR ANY OF ITS AFFILIATES) HAVE ANY LIABILITY OF ANY NATURE, WITH REGARD TO THE VALUE, ADEQUACY, FREEDOM FROM FAULT OR INFRINGEMENT, QUALITY, EFFICIENCY, SUITABILITY, CHARACTERISTICS OR USEFULNESS OF (x) ANY MANUFACTURING PROCESSES, PRODUCTION METHODS, MANUFACTURING PATENTS, MANUFACTURING DATA, MANUFACTURING INFORMATION OR MANUFACTURING KNOW-HOW (INCLUDING, WITHOUT LIMITATION, ANY OF KB'S MANUFACTURING PROCESSES OR MANUFACTURING TECHNICAL INFORMATION FURNISHED HEREUNDER OR UNDER THE MASTER RESTRUCTURING AGREEMENT OR ANY OTHER ANCILLARY AGREEMENT) OR (y) ANY PRODUCTS (OR INTERMEDIATE FORMS THEREOF) MANUFACTURED, USED OR SOLD HEREUNDER, INCLUDING, WITHOUT LIMITATION: (i) ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (ii) ANY IMPLIED WARRANTIES ARISING FROM

COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE IN THE TRADE; (iii) ANY WARRANTY OF DESCRIPTION OR OTHERWISE CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR SAMPLE OR MODEL; OR (iv) ANY CLAIMS BASED ON ALLEGATIONS OF INFRINGEMENT OR UNFAIR COMPETITION WITH RESPECT TO ANY PRODUCT OR ANY SUCH PROCESSES, PRODUCTION METHODS, PATENTS, DATA, INFORMATION OR KNOW-HOW; AND ALL SUCH REPRESENTATIONS, WARRANTIES AND LIABILITIES, WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARE HEREBY DISCLAIMED BY KB, KBI, TR AND EACH ALTERNATE PRODUCER AND BY EACH OF THEM ON BEHALF OF THEIR RESPECTIVE AFFILIATES; PROVIDED, HOWEVER, THAT NOTHING CONTAINED IN THIS SECTION
10.04 SHALL BE DEEMED A WAIVER OF, OR BE DEEMED TO LIMIT, THE OBLIGATIONS OF ANY PARTY HEREUNDER.

      Section 10.05 Limitation of Damages. IN NO EVENT SHALL ANY PARTY (OR ANY OF ITS AFFILIATES OR SUBCONTRACTORS) BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING (x) OUT OF THE FURNISHING OR USE OF ANY MANUFACTURING PROCESSES, PRODUCTION METHODS, PATENTS, DATA, KNOW-HOW OR OTHER INFORMATION (INCLUDING, WITHOUT LIMITATION, ANY OF KB'S MANUFACTURING PROCESSES OR MANUFACTURING TECHNICAL INFORMATION), OR (y) OUT OF THE MANUFACTURE, USE OR SALE OF ANY PRODUCT SOLD HEREUNDER (OR ANY INTERMEDIATE FORM THEREOF), OR (z) OUT OF ANY BREACH OF OR FAILURE TO PERFORM ANY OF THE PROVISIONS OF THIS AGREEMENT; PROVIDED, HOWEVER, NOTHING CONTAINED IN THIS SECTION 10.05 SHALL ACT TO LIMIT ANY INDEMNIFICATION PROVIDED IN SECTION 10.01, SECTION 10.02(a),
SECTION 10.02(b) OR SECTION 10.02(d).

                                   ARTICLE XI

                              TERM AND TERMINATION

      Section 11.01 Termination of Agreement. (a) In case KBI shall no longer have any right pursuant to the KBI Sublicense to make and have made any Products, this Agreement will be automatically terminated in its entirety.

                  (b) This Agreement shall terminate in its entirety upon the exercise of the Option (as defined in the KBI Shares Option Agreement ) and the purchase and sale of the KBI Shares (as defined in the KBI Shares Option Agreement) contemplated thereby; provided, however, that if the Notice of Exercise (as defined in the KBI Shares Option Agreement) is delivered prior to 2017, this Agreement shall terminate in its entirety two (2) years after the Option Closing Date (as defined in the KBI Shares Option Agreement) but no later than December 31, 2017.

                  (c) Notwithstanding any other provision of this Agreement, this Agreement shall not terminate so long as there is any unexpired Transition Period (as such term is defined in the KBI-E Asset Option Agreement or the KBI Shares Option Agreement).

      Section 11.02 Termination as to Particular Products; Effect of Assignment.
(a) In the event of the exercise of an Assignment Right or the occurrence of a Required Sale (each as defined in the KBI-E Asset Option Agreement), as of the Assignment Date (as defined in the KBI-E Asset Option Agreement) KBI shall assign to KBI-E all of KBI's rights and delegate all of KBI's obligations under this Agreement with respect to all Products (other than Products containing omeprazole or perprazole) (the "Retained Responsibilities"), and KBI-E shall simultaneously with such assignment and delegation assign such rights and delegate such obligations with respect to the Retained Responsibilities to KB; provided, however, that each of KBI-E and KB shall expressly assume the due and punctual performance of all obligations which are so assigned or delegated; provided, further, however, that the assignments and delegations provided for herein shall not release KBI or KBI-E, as the case may be, from the obligations so assigned or delegated except to the extent such obligations are performed by the applicable assignee.

                  (b) Except as provided in Section 2.01(b) with respect to Non-Exclusive Second Look Products and Exclusive Second Look Products, upon the exercise of an Assignment Right or the occurrence of a Required Sale, this Agreement shall terminate with respect to any Products (other than Products containing omeprazole or perprazole) upon the later of (i) the expiration of Market Exclusivity with respect thereto and (ii) two (2) years from the Assignment Date.

                  (c) Immediately upon the date of the KBI-E Asset Purchase: (i) TR's rights and obligations under this Agreement shall terminate with respect to any Product for which it has not been allocated responsibility as a Producer as of the date of the KBI-E Asset Purchase; (ii) to the extent that TR has been allocated the responsibility for any Manufacturing Stage for a Transition Product, TR shall perform its obligations pursuant to Section 2.01(b) with regard to such Transition Product until the end of the Transition Period; and
(iii) notwithstanding the foregoing, for a Non-Exclusive Second Look Product or an Exclusive Second Look Product for which the option pursuant to Section 5.1 of the KBI-E Asset Option Agreement is not exercised, KB shall supply any such Product for which it is then the Producer in accordance with the terms of
Section 2.01(b) to TR or its designee at Manufacturer's Cost.

      Section 11.03 Effect of Termination. Upon termination of this Agreement in whole or in part with respect to a Producer, such Producer shall promptly return, to the extent legal and practicable, to KB at such Producer's sole expense, all originals and copies of Manufacturing Technical Information and of other confidential information covered by Article XV received by such Producer (or any of its Affiliates or subcontractors) regarding the Product or Products to which the termination relates; provided, however, such copies need not be returned to the extent necessary to satisfy applicable statutory or regulatory requirements or, if a lawsuit is pending or threatened, to the extent such information could be relevant to such lawsuit. Notwithstanding any such termination, Sections 4.11, 5.03, 6.08 and 7.08 and Articles IX, X, XI, XII, XIV and

XV and any obligations which have accrued prior to such termination shall survive such termination.

     Section 11.04 No Termination for Breach. In accordance with Section 11.5 of the Master Restructuring Agreement, no Party can terminate this Agreement due to a breach hereof by any other Party hereto.

                                   ARTICLE XII

                                     RECALLS

      Section 12.01 Recalls and Market Withdrawals. The Partnership may recall or effect a market withdrawal of a Product at any time, after consultation with KB and each Producer with respect to such Product. In addition, KB, after consultation with the Partnership, may, at any time, demand a recall or market withdrawal of a Product of which it (or any of its Affiliates) is the licensor, and, if so requested, the Partnership shall promptly effect such recall or market withdrawal. Furthermore, any Producer, after consultation with the Partnership, may, at any time, demand a recall or market withdrawal of a particular lot of Product of which it or any of its Affiliates is a Producer if it is demonstrated that the recall or market withdrawal of such lot of Product is due to the failure of such Producer (or its Affiliates or subcontractors) or an Earlier Stage Producer of such lot to manufacture such lot according to the Specifications therefor, C&M Data or GMP or for any other reason within the primary quality control responsibility of such Producer, and, if so requested, the Partnership shall promptly effect such recall or market withdrawal. The Partnership and, if applicable, the Party demanding the recall or market withdrawal, shall coordinate the recall or market withdrawal. The Partnership shall bear all costs relating to the recall or market withdrawal unless (i) it is demonstrated that the recall or market withdrawal is due to the failure of a Producer (or its Affiliates or subcontractors) to manufacture such Product according to the Specifications therefor, C & M Data or GMP or for any other reason within the primary quality control responsibility of such Producer, in which case such Producer shall bear the costs relating to the recall or market withdrawal or (ii) such recall or market withdrawal is demanded by KB for a reason other than a reason set forth in (i) above, in which case KB shall bear the costs relating to the recall or market withdrawal. The rights of the Parties to recall or effect a market withdrawal of a Product shall be limited to those set forth in this Section 12.01, the KBI Supply Agreement and the KBI License.

                                  ARTICLE XIII

                                 SUBCONTRACTING

      Section 13.01 Right to Subcontract. Subject to Sections 3.01(c), 3.01(e),
4.08 and 4.09, and after informing KBI, any Producer may subcontract the manufacture of any Product or intermediate thereof; provided, however, that any such subcontract shall be subject to the applicable terms and conditions of this Agreement, including, without limitation, the provisions of Sections 6.08, 7.08,
10.04 and 10.05 and Article XV, and, upon KBI's or KB's request, such Producer shall require such subcontractor to enter into an undertaking, pursuant to which such provisions shall apply directly between such subcontractor and KBI or KB or TR, as the case may be, prior to disclosing to such subcontractor any confidential information of KBI, KB or TR; provided, further, no such subcontract shall release such Producer from any of its obligations under this Agreement except to the extent they are performed by such subcontractor; provided, further, that an Alternate Producer may not subcontract such manufacture without the prior written consent of KBI and the Partnership; provided, further, that other than as provided in Sections 3.01(c)(iii), 3.01(c)(v) and 4.06, KB may not subcontract the Formulation Manufacturing Stage of any KB Pipeline Products to a Non-Affiliate of KB; and provided, further, that KB USA may not subcontract the Packaging Manufacturing Stage to a Non-Affiliate of KB USA.

      A Producer performing the Bulk Chemical Manufacturing Stage shall as promptly as practicable inform KBI and the Formulator of any subcontract entered into by it with respect to the Bulk Chemical Manufacturing Stage, and a Producer performing the Formulation Manufacturing Stage shall as promptly as practicable inform KBI and the packager of any subcontract entered into by it with respect to the Formulation Manufacturing Stage. If the Transfer Price of a subcontracted Product is calculated in accordance with Exhibit III, Exhibit IVA or Exhibit IVB hereof, subcontracting premium will be charged to KBI only if (i) the Producer delivers or causes to be delivered to the subcontractor an Intermediate Form of such Product or manufacturing process know-how necessary for the production of such Product and (ii) the Producer provides supervisory oversight or other related services with respect to the subcontractor.

      Section 13.02 Subcontracting to Another Party. TR and KB may agree that some or all of a Manufacturing Stage for a Product may be subcontracted to the other Party. In such an event, KB or TR, as the case may be, in its capacity as subcontractor shall be entitled to receive from the other Party as payment for performing such subcontract an amount equal to the Transfer Price that would have been paid therefor under Exhibit III, in the case of TR, or Exhibit IVA and
Exhibit IVB, as applicable, in the case of KB. The other terms and conditions of any such arrangement shall be set forth in a separate agreement between KB and TR. No such subcontract shall affect the allocation of manufacturing responsibilities set forth in Article III of this Agreement or release a Producer from any of its obligations under this Agreement.

                                   ARTICLE XIV

                                     RECORDS

      Each Producer shall keep, and shall cause its Affiliates to keep, true, accurate, and complete records of manufacturing costs, expenses, and capital in sufficient detail to permit the determination of the Transfer Price for each Product (or Intermediate Form) manufactured by it or its Affiliates or subcontractors. At the request and expense of KBI, KBI shall have the right for its then currently engaged independent accountants to have reasonable access at all reasonable times upon reasonable prior notice during normal business hours, to audit and examine, and make copies or extracts of and from, the books, records and accounts of such Producer and its Affiliates as may be necessary in such accountant's judgment to permit it to attest that the segments of the Transfer Price charged to KBI by such Producer conform to the terms of this Agreement and, in the event that TR has submitted the winning bid for a Product, that the Bid Price for such Product or Intermediate Form thereof, as adjusted by the Index as provided in the Bid Procedure, will not exceed the price paid or payable based on the Transfer Price computations set forth in Exhibit III, net of the amount paid to an Earlier Stage Producer for the Bulk Chemical included in the Finished Dosage Form. Such rights of access, audit and inspection for any Year shall terminate two years after KBI's receipt of such Producer's final invoice with respect to such Year or, in the case of a bid Product, two years after KBI's receipt of TR's formal notice that the Bid Prices charged by it have not exceeded the Transfer Price for such services under the terms of Exhibit III, net of the amount paid to an Earlier Stage Producer for the Bulk Chemical included in the Finished Dosage Form. KBI shall enter into a written engagement with such accountants, a copy of which shall be provided to the Producer, providing that (i) the scope of the engagement with respect to such audit and examination is limited to the rights provided in this Article XIV and, if the audit is performed in connection with another audit permitted by any other agreement between an Affiliate of such Producer and KBI, the rights of such Affiliate under such other agreement, (ii) such accountants agree to use reasonable efforts, consistent with their professional responsibility, the availability of materials and information and the level of assistance received, to conclude the audit and examination within a reasonable period of time, and (iii) such accountants agree to keep any such information to which they have access pursuant to the foregoing confidential and not to disclose to KBI (or any of its Affiliates) any information other than information relating to the conformance of the Producer's computation of Transfer Price with the terms of this Agreement, and in no event shall quantities or prices or rebates to individual customers be disclosed to KBI (or any of its Affiliates) or any other Person. Notwithstanding the foregoing, KBI shall not, during the period from December 15 of any Year through January 31 of the following Year, exercise its rights of access, audit and inspection under this Section and, during the period from February 1 through the last day of February of any Year, exercise such rights with respect to the activities of the Producer during the last Quarter of the prior Year.


                                   ARTICLE XV

                                 CONFIDENTIALITY

      Section 15.01 Confidentiality. Subject to the provisions of Section 9.2 of the KBI License, each Party and each Alternate Producer (as if such Alternate Producer were a TR Party) shall maintain in strict confidence all Confidential Information pursuant to and in accordance with Sections 4.1 and 4.2 of the Master Restructuring Agreement, provided, however, that any Party may disclose such information (other than any privileged or work product-protected information that may have been shared with another Party pursuant to any common or joint interest agreement) to any governmental agency or authority to the extent necessary to obtain the approval of any agency or authority to make and have made Products pursuant to the terms and conditions of this Agreement; provided, further, however, to the extent permitted by applicable law, such disclosure shall be made on a confidential and restricted basis.

                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

      Section 16.01 Amendments; Waiver. This Agreement may be amended, modified, or supplemented only by a written instrument duly executed by each Party, and may be waived only by a written instrument duly executed by the Party to be bound. No omission or delay on the part of any Party in requiring the due and punctual fulfillment by another Party of any of its obligations hereunder shall constitute a waiver by the omitting or delaying Party of any of its rights to require such due and punctual fulfillment of any obligation hereunder, whether similar or otherwise, or a waiver of any remedy it may have hereunder or otherwise.

      Section 16.02 Best Efforts; Performance. The obligation of any Party to use its best efforts in any connection shall only require such Party to use such efforts which are reasonable in the circumstances and are consistent with the policies and practices utilized by it in conducting its own business. Without limiting any other provision hereof, each Party will perform its respective obligations under this Agreement with respect to any Product as promptly as practicable in a manner reasonably consistent with that employed by such Party or its Affiliates in connection with its other pharmaceutical products.

      Section 16.03 Headings. The Article and Section headings in this Agreement are solely for the convenience and reference of the Parties and are not intended to be descriptive of the entire contents of, or to affect, any of the terms or provisions hereof.

      Section 16.04 Successors; Third Parties; Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as expressly otherwise provided herein, nothing in this Agreement is intended to confer on any Person other than the Parties and their respective Affiliates, or their respective successors or permitted assigns, any rights or obligations under or by reason of this Agreement. Except as otherwise provided herein or in any other Ancillary Agreement or in any Initial Agreement, no Party shall assign this Agreement nor any of its rights or obligations hereunder without the prior consent of the other Parties. KB may assign any or all of its rights or obligations hereunder to any of its Affiliates or to a successor to all or substantially all of its business. In the event of any permitted assignment, such assignee or assignees shall expressly assume the due and punctual performance of all obligations which are so assigned, and any such assignment shall not release the assignor from such obligations except to the extent that they are performed by the assignee or assignees.

      Section 16.05 Notices. Any notice, request or other communication under or with respect to this Agreement shall be in writing and shall be deemed to have been duly given upon receipt of: hand delivery; certified or registered mail, return receipt requested; or telecopy transmission with confirmation of receipt to any Party at its address set forth below (except that the notice address with respect to communications contemplated in the Bid Procedure shall be as set forth in or pursuant to Part II of Schedule A):

            If to TR, to:           Merck & Co., Inc.
                                    P.O. Box 100
                                    One Merck Drive
                                    Whitehouse Station, New Jersey 08889-0100
                                    U.S.A.
                                    Attention:  Secretary
                                    Telecopier: (908) 735-1246

            If to KB, to:           Astra AB
                                    S-151 85
                                    Sodertalje, Sweden
                                    Attention:  General Counsel
                                    Telecopier: 011-46-8-55328812

            If to KB USA, to:       Astra USA, Inc.
                                    50 Otis Street
                                    P.O. Box 4500
                                    Westborough, MA  01581-4500
                                    Attention: President
                                    Telecopier: (508) 366-7406

            If to KBI, to:          Astra Merck Inc.
                                    c/o Merck & Co., Inc.
                                    One Merck Drive
                                    P.O. Box 100
                                    Whitehouse Station, New Jersey 08889-0100
                                    U.S.A.
                                    Attention:  Secretary
                                    Telecopier: (908) 735-1246

      Any Party by written notice to the other Parties in accordance with the above may change the address to which such notices, requests or other communications to it shall be directed.

      Section 16.06 Force Majeure. No Party shall be responsible or liable to any other Party for any failure to perform any of its covenants or obligations under this Agreement if such failure results from events or circumstances reasonably beyond the control of such Party (collectively "Events of Force Majeure"). Events of Force Majeure shall include, without limitation, any order, decree, law or regulation of any nature whatsoever of any court or governmental authority; war (whether or not declared); embargo; strike, lockout or other labor difficulty; riot; epidemic; disease; unavoidable accident; explosion; act of God; civil commotion; fire; earthquake; storm; flood; failure of public utilities or common carriers; unavailability of, or material reduction in the supply of, raw materials or intermediates, labor, fuel, electricity, water or transport; and any other circumstances whatsoever whether similar to the above causes or not; provided, however, that the foregoing shall not include any event or circumstance which prevents any Party from obtaining the funds sufficient to make any payment required to be made by it pursuant to this Agreement, but shall include any such event or circumstance which prevents any Party from transferring such funds to any other Party to effect such payment. The Party failing to perform as a result of an Event of Force Majeure shall promptly notify the other Parties of such Event of Force Majeure and shall take all action as is reasonably possible to remove such Event of Force Majeure; provided, however, that nothing contained herein shall require the settlement of any strike, lockout or other labor difficulty, or of any investigation or proceeding by any governmental authority or of any litigation, by any Party on terms unsatisfactory to it.

      Section 16.07 Obligations of Producers other than KB, TR or KB USA. To the extent this Agreement refers to an obligation of a Producer other than KB, TR or KB USA, KBI shall cause such Producer to enter into an undertaking pursuant to which the provisions of this Agreement shall apply directly between such Producer and KBI, TR, KB and KB USA. Any such undertaking shall be entered into prior to any such Producer participating in a Bid Procedure.

      Section 16.08 [Omitted].

      Section 16.09 Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. To the extent permitted by applicable law, each Party waives any provision of law which renders any provision hereof invalid, illegal or unenforceable in any respect. In the event any provision of this Agreement shall be held to be invalid, illegal or unenforceable the Parties shall use best efforts (which shall not require payments to its Non-Affiliates) to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes hereof.

      Section 16.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflict of law rules other than Section 5-1401 of the New York General Obligations Law.

      Section 16.11 Arbitration. Subject to Section 9.4 of the Master Restructuring Agreement, any dispute, controversy or claim among the Parties arising out of or related to this Agreement, or the interpretation or breach hereof, shall be settled by binding arbitration pursuant to the principles and procedures set forth in Article 9 of the Master Restructuring Agreement.

      Section 16.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

                                       MERCK & CO., INC.




                                       By: /s/ Judy C. Lewent
                                           -----------------------------------
                                           Name:  Judy C. Lewent
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


                                       ASTRA AB

                                         (publ)




                                       By: /s/ Goran Lerenius
                                           -----------------------------------
                                           Name:  Goran Lerenius
                                           Title: Authorized Signatory


                                       ASTRA USA, INC.




                                       By: /s/ Christian Onfelt
                                           -----------------------------------
                                           Name:  Christian Onfelt
                                           Title: Vice President


                                       ASTRA MERCK INC.




                                       By: /s/ Peter E. Nugent
                                           -----------------------------------
                                           Name:  Peter E. Nugent
                                           Title: President

                                                                      SCHEDULE A


                                  BID PROCEDURE

      For purposes of this Schedule A, separate dosage forms of a Compound (i.e., separate delivery systems using the same Compound) shall be considered separate Products. Separate dosage levels of a Compound which have the same delivery system and do not differ significantly in the manufacturing processes shall be considered the same Product and may be included in a single bid request.

I.    BIDS IN RESPECT OF FORMULATION OR PACKAGING OF KB PIPELINE PRODUCTS

      In the event that the responsibility for the Formulation Manufacturing Stage or the Packaging Manufacturing Stage for a Product is required pursuant to
Section 3.01 to be determined in accordance with the Bid Procedure, such responsibility shall be determined by the following procedure on a Product-by-Product basis.

      A.    Initial Bids

1. Information and Timetable. KB shall provide information to KBI and the Bidding Parties in accordance with Section 7.01. In addition, KB shall provide the Product and Process Information specified in Part III.A of Schedule A ("Product and Process Information") or the Packaging Information specified in
Part IV.A of Schedule A ("Packaging Information"), as the case may be, to KBI and such Bidding Parties and will provide to KBI and such Bidding Parties such additional information related thereto as may be reasonably requested by any of the Bidding Parties to permit such Bidding Parties to prepare a bid in a timely and efficient manner; provided, however, that KB shall not be required to provide information concerning the prices paid to vendors for inputs and supplies and other commercial conditions pertaining to such vendors. KB shall inform KBI and such Bidding Parties of the expected date of the delivery of such Product and Process Information. The Parties will use their best efforts to work expeditiously so that Bid Requests (as defined below) can be delivered to the Bidding Parties not less than 28 months prior to the anticipated date of filing of the NDA with respect to such Product.

2. Preliminary Bid Information. Not more than 15 days after the receipt of such Product and Process Information or such Packaging Information, as the case may be, the Partnership will prepare a preliminary bid request containing the information specified in paragraph I.A.3 below in scope and detail comparable to that expected to be included in the formal Request for Bids delivered pursuant to such paragraph, to the extent available, and shall deliver such preliminary bid request to the Bidding Parties as provided in Part II of this Schedule below. The Bidding Parties shall have a reasonable period of time (not less than 15 days) to review such preliminary bid request. The Partnership and KB shall use their best efforts to respond to any reasonable inquiries of any Bidding Party concerning the information and the bid specifications and requirements contained therein.

      Prior to the delivery of the Request for Bids for the Formulation Manufacturing Stage, TR or an Alternate Producer may waive its right to submit a bid pursuant to the Bid Procedure by delivering written notice of such waiver to KBI in the manner provided in Section 16.05. In such event, KB may elect to perform the Formulation Manufacturing Stage itself or by means of the appointment of a subcontractor as if KB had won the bid pursuant to Section 3.01(c)(iii), and the Transfer Price therefor will be computed in accordance with Exhibits IVA and IVB, as applicable. If KB does not elect to perform the Formulation Manufacturing Stage within 90 days after being notified by KBI that TR or such Alternate Producer has waived its right to submit a bid, paragraph I.A.7 below shall apply. Prior to the delivery of the Request for Bids, KB may waive its right to submit a bid pursuant to the Bid Procedure by delivering written notice of such waiver to KBI in the manner provided in Section 16.05. In such event, paragraph I.A.7 below shall apply.

      Prior to the delivery of the Request for Bids for the Packaging Manufacturing Stage, TR and any other Person selected by KBI may waive its right to submit a bid pursuant to the Bid Procedure by delivering written notice of such waiver to KBI in the manner provided in Section 16.05. In such event, KB USA may elect to perform the Packaging Manufacturing Stage, and the Transfer Price therefor will be computed in accordance with Exhibit IVB. If KB USA does not elect to perform the Packaging Manufacturing Stage within 90 days after being notified by KBI that TR and such Person has waived its right to submit a bid, paragraph I.A.7 below shall apply. Prior to the delivery of the Request for Bids, KB USA may waive its right to submit a bid pursuant to the Bid Procedure by delivering written notice of such waiver to KBI in the manner provided in
Section 16.05. In such event, paragraph I.A.7 below shall apply.

3. Request for Bids. As soon as practicable, but no later than 15 days after the expiration of the preliminary bid request review period provided pursuant to paragraph I.A.2 above, KBI shall invite such Bidding Parties to submit bids to perform the Formulation Manufacturing Stage of the Product or the Packaging Manufacturing Stage of such Product, as the case may be, by delivering to each of such Bidding Parties a formal request for bids (the "Request for Bids") prepared by the Partnership in accordance with Part II of this Schedule A below. Such Request for Bids may include multiple dosage levels of a Product and shall contain the applicable information specified in Part III or Part IV of this Schedule A below and such additional information, reasonable performance standards and other reasonable bid requirements as the Partnership shall determine following consultation with such Bidding Parties, including, without limitation, such additional information that may have been reasonably requested by such Bidding Parties following their receipt of the preliminary bid request. Notwithstanding the foregoing, the Request for Bids shall not impose any obligations on a successful bidder that are inconsistent with any other provision of this Agreement.

4. Bid Preparation. Bids shall be submitted to KBI in conformity with the Request for Bids not later than 90 days after the date of the Request for Bids. Any questions concerning the Request for Bids shall be directed to the Partnership in writing (with a copy to the other Bidding Parties) as provided in
Part II below within 60 days following receipt of the Request for Bids. The Partnership shall respond to such questions in writing (with a copy to the other Party) as soon as practicable following the receipt of such questions but not later than 15 days prior to the deadline for submission of bids. Notwithstanding the foregoing, each of such Bidding Parties shall be entitled to employ a manufacturing process that differs from the process specified in the Request for Bids, provided that such bidder warrants equivalence.

5. Opening and Determination of Winning Bid. No information contained in a bid submitted by a Party shall be disclosed to the other Bidding Parties prior to the determination of the winning bid. In furtherance of this requirement, bids shall be opened simultaneously by KBI at or promptly after the deadline for receipt of bids.

      In the event a bid covers Formulation of multiple dosage levels of a Product, the winning bid shall be determined on the basis of the lowest volume-weighted average Bid Price, based on volume estimates set forth in the Request for Bids.

      Not later than 30 days after the deadline for submission of bids, the winning bid will be determined by KBI based on the Bid Price and whether or not such bid meets the requirements set forth in the Request for Bids and KBI shall promptly notify the Bidding Parties of its decision in the manner specified in
Part II of this Schedule A and shall include in such notice the Bid Prices of the competing bids. If any of the Bidding Parties contends that the winning bid was not the lowest bid or did not meet the requirements set forth in the Request for Bids, such matter shall be submitted to arbitration in accordance with
Section 16.11.

      Each Bidding Party that does not submit the winning bid agrees to return to the Partnership any information provided to such Bidding Party pursuant to the Bid Procedure (and any copies thereof) and shall continue to be bound by the provisions of Article XV.

6. Transfer Price; Adjustments to Bid/Transfer Price. The Bidding Party that submits the winning bid for the Formulation or Packaging, as the case may be, of a Product shall be the Producer of that Product with respect to such Manufacturing Stage, and the Transfer Price for such Manufacturing Stage for that Product will be the sum of (i) the fixed bid price, as adjusted annually on January 1 to reflect any increase or decrease in the Index through August 31 of the year immediately preceding such January 1 (whether or not the bid specifically provides for such an inflation/deflation adjustment) (the "Bid Price"), and (ii) in the case of the Formulation Manufacturing Stage, the Amount Attributable to Bulk Chemical; provided, however, that in no event shall the Bid Price payable to such Producer, as so adjusted, exceed the price that KBI would pay to such Producer based on the Transfer Price computations set forth in
Exhibit III (with respect to TR) and Exhibit IVA and IVB (with respect to KB or KB USA), net of the amount paid to an Earlier Stage Producer for the Bulk Chemical included in the Finished Dosage Form (in the case of the Formulation Manufacturing Stage); and provided, further, that for Formulation of a new dosage level of a Product (i.e., a dosage level not covered by a previous bid hereunder) where there is no change in the delivery system or significant change in the manufacturing process, (i) if TR is the current Formulator of such Product, such Producer also shall Formulate such new dosage level, and the Transfer Price payable to TR shall be the Transfer Price as calculated in accordance with Exhibit III and not the Bid Price, as adjusted, (ii) if KB is the current Formulator of such Product, the Producer of such Product shall thereafter be determined in accordance with Section 3.01(c), and (iii) if an Alternate Producer is the current

Formulator of such Product, the Alternate Producer also shall Formulate such new dosage level, and the Transfer Price payable to such Alternate Producer shall be the price agreed upon between KBI and such Alternate Producer, subject to the approval of the Partnership as set forth in Section 5.01(c). The Bidding Party that submits the winning bid shall be responsible for paying out of the Bid Price (as so adjusted) the Costs and Expenses of Delivery to the extent so required pursuant to Section 4.04.

      Within 90 days following the end of each Year, the Producer under a winning bid shall certify to KBI and the Partnership that the Bid Price, as so adjusted, does not exceed the price that KBI or the Subsequent Producer would pay to it based on the Transfer Price computations set forth in Exhibit III (with respect to TR or an Alternate Producer), and Exhibits IVA and IVB (with respect to KB or KB USA), net of the amount paid to an Earlier Stage Producer for the Bulk Chemical included in the Finished Dosage Form (in the case of the Formulation Manufacturing Stage). KBI and the Partnership shall have the right to cause such computations and certification to be audited as provided in
Article XIV.

7. No Bids Submitted. If (a) KB or KB USA waives its right to submit a bid pursuant to Section I.A.2 or (b) TR waives such right and KB or KB USA, as the case may be, does not elect to perform the relevant Manufacturing Stage, and (c) no other conforming bids are received, subject to the provisions of Section 3.01(d)(iii), KBI shall secure a Producer for such Manufacturing Stage and the Transfer Price for the relevant Manufacturing Stage of that Product will be computed as provided in Section 5.01(c).

      B.    Subsequent Changes

1. Requested Performance that Deviates from Bid Request. In the event the Bidding Party winning the bid is requested to perform in a manner that deviates from the parameters set forth in the Request for Bids or otherwise perform in a manner not contemplated in the Request for Bids, KBI shall reimburse such Producer for the additional costs incurred in performing in accordance with such requests. Examples of such deviations include, among other things, requests to bear shipping costs to or from a location different from that specified in the Request for Bids or to ship Product in a manner different from that specified in the Request for Bids or a change in the Specifications. Such Producer shall provide such documentation as is reasonably available to substantiate such additional costs.

2. Initiation of New Bidding Process. If TR submits the winning bid for a Product and determines at a subsequent date that it is unwilling to continue to supply the Product at the then current price, as determined above, TR shall notify KBI thereof and the Producer for such Product shall thereafter be determined in accordance with Section 3.01(c); provided, however, that TR may take the foregoing actions prior to the date which is three years after the date upon which it commenced performing the Formulation or Packaging of such Product, as the case may be, pursuant to this Agreement.

II.   ADDRESSES FOR DELIVERY OF BIDS AND REQUESTS FOR BIDS

      All invitations or requests for bids shall be delivered to TR, KB and KB USA in the manner provided for in Section 16.05 to their respective addresses set forth below:

      TR, to: Merck & Co., Inc.
                        P.O. Box 100
                        One Merck Drive
                        Whitehouse Station, New Jersey 08889-0100
                        U.S.A.
                        Attention:  Executive Director, MMD Business Affairs
                        Telecopier: (908) 735-1169

      with copies to:   Merck & Co., Inc.
                        P.O. Box 100
                        One Merck Drive
                        Whitehouse Station, New Jersey 08889-0100
                        U.S.A.
                        Attention:  Senior Counsel, MMD
                        Telecopier: (908) 423-1501

                        and

                        Merck & Co., Inc.
                        P.O. Box 100
                        One Merck Drive
                        Whitehouse Station, New Jersey 08889-0100
                        U.S.A.
                        Attention: Executive Director, JV/MVD Financial
                                   Services
                        Telecopier: (908) 423-1660

      If to KB, to:     Astra Production Tablets AB
                        S-151 85
                        Sodertalje, Sweden
                        Attention: Director, Material Management
                        Telecopier: 011-46-8-553-288-74

      If to KB USA, to: Astra USA, Inc.
                        50 Otis Street
                        P.O. Box 4500
                        Westborough, MA  01581-4500
                        Attention:  President
                        Telecopier: (508) 366-7406

      All responses to invitations or requests for bids shall be delivered to KBI in the manner provided for in Section 16.05 to KBI's address set forth below and to such other address as may be specified in such invitation or request for bids:

      If to KBI, to:    Astra Merck Inc.
                        c/o Merck & Co., Inc.
                        P.O. Box 100
                        One Merck Drive
                        Whitehouse Station, New Jersey 08889-0100
                        U.S.A.
                        Attention:  Secretary
                        Telecopier: (908) 735-1246

      Any Party or Bidding Party by written notice to the other Parties or Bidding Parties in accordance with the above may change the address to which such notices, requests or other communications to it shall be directed.

III. INFORMATION, SPECIFICATIONS AND REQUIREMENTS TO BE INCLUDED IN REQUESTS FOR FORMULATION BIDS

      The following information shall be included concerning each Formulation, dosage form, dosage level and packaged stock keeping unit (SKU) covered by the Request for Bid. Additional information and requirements not inconsistent with this Agreement may be included at the discretion of the Partnership.

A.    Product and Process Information

      1. Product and process specifications for the relevant manufacturing stage, including without limitation the following:

            (a) Composition (formula) with a narrative description for each product strength and each ingredient, quantity (per unit) and quantity per standard lot size.

            (b)   A brief summary of the manufacturing procedure.

            (c) Manufacturing method (including in-process testing) describing in detail step-by-step the manufacturing procedure.

            (d)   Product specifications (tentative).

            (e)   Yield loss allowance, expressed as a decimal fraction.

      2. Comments and descriptions regarding specific manufacturing and testing equipment - if any.

      3.    Testing Methods

            (a)   Finished product

            (b)   Raw material

      4. Safety, health and environmental issues information on any special safeguards to be used in production. Includes information such as toxicity data for eye contact, skin contact, inhalation and ingestion, dust explosion data and reactivity data. Special environmental considerations.

      5. Any unique characteristics that influence the production of the dosage form.

B.    Regulatory matters

      1. Quality assurance standards to be adhered to by the bidder, including inspection, audits, tests to be performed by the bidder and related documentation to be provided by the bidder.

      2. Documentation to be maintained concerning quality control and related matters.

C.    Commercial assumptions and requirements

      1.    Manner of presenting the Bid Price.

            (Comment: As specified in paragraph I.A.6 of this Schedule A, the Bid Price will be a fixed price bid per unit of Product or Intermediate Form covering all activities specified in the Request for Bids, to the extent consistent with this Agreement. The Bid Price will be adjusted annually to reflect increases or decreases in the Index as provided in this Agreement. The Transfer Price for the applicable Manufacturing Stage will be equal to the Bid Price, as so adjusted, plus, in the case of a bid for the Formulation Manufacturing Stage, the Amount Attributable to Bulk Chemical.)

      2.    Five-year forecast of volumes.

      3.    Required service and performance standards.

      4.    Listing of appropriate raw material suppliers.

      5.    Assumptions concerning shipment and delivery.

            (a) The location from which bulk chemical will be shipped, in the case of bids for the Formulation manufacturing stage.

            (b) The location to which the Product or Intermediate Form will be shipped by the bidder.

            (c) The manner of shipment and any special requirements or other performance requirements concerning transport.

      6.    Costs and expenses to be covered by the bidder.

      7. Contractual prohibitions on territory, quality control/assurance activities or information available to produce in regard to licenses from a third party.

D.    Other Service and Performance Standards

      1. Other service and performance standards not inconsistent with this Agreement.

E.    Other Matters

      1.    Other matters not inconsistent with this Agreement.

F.    Licensor Requirements

      Limitations imposed by a third party licensor such as

      1.    Territory for manufacturing.

      2. Limitations on quality control/regulatory activities as regards Earlier Stage Producer.

      3.    Limitations on information from Earlier Stage Producer.

IV. INFORMATION, SPECIFICATIONS AND REQUIREMENTS TO BE INCLUDED IN REQUESTS FOR PACKAGING BIDS

      The following information shall be included concerning each Formulation, dosage form, dosage level and packaged stock keeping unit (SKU) covered by the Request for Bid. Additional information and requirements not inconsistent with this Agreement may be included at the discretion of the Partnership.

A.    Packaging Information

      1. Packaging specifications for the Packaging Manufacturing Stage, including without limitation the following:

            (a) A narrative description for each product strength, size and finish and each quantity (per unit) and quantity per standard lot size.

            (b)   A brief summary of the manufacturing procedure.

            (c) Manufacturing method (including in-process testing) describing in detail step-by-step the manufacturing procedure.

            (d)   Product specifications (tentative).

            (e)   Yield loss allowance, expressed as a decimal fraction.

            (f)   Packaging design and configuration specifications.

            (g)   Packaging material specifications.

      2. Comments and descriptions regarding specific manufacturing and testing equipment - if any.

      3.    Testing Methods

            (a)   Finished product

            (b)   Finished Dosage Form

      4. Safety, health and environmental issues information on any special safeguards to be used in production. Includes information such as toxicity data for eye contact, skin contact, inhalation and ingestion, dust explosion data and reactivity data. Special environmental considerations.

B.    Regulatory matters

      1. Quality assurance standards to be adhered to by the bidder, including inspection, audits, tests to be performed by the bidder and related documentation to be provided by the bidder.

      2. Documentation to be maintained concerning quality control and related matters.

C.    Commercial assumptions and requirements

      1.    Manner of presenting the Bid Price.

            (Comment: As specified in paragraph I.A.6 of this Schedule A, the Bid Price will be a fixed price bid per package of Product covering all activities specified in the Request for Bids, to the extent consistent with this Agreement. The Bid Price will be adjusted annually to reflect increases or decreases in the Index as provided in this Agreement. The Transfer Price for the applicable Manufacturing Stage will be equal to the Bid Price, as so adjusted.)

      2.    Five-year forecast of volumes.

      3.    Required service and performance standards.

      4.    Listing of appropriate packaging material suppliers.

      5. The manner of shipment and any special requirements or other performance requirements concerning transport.

      6.    Costs and expenses to be covered by the bidder.

      7. Contractual prohibitions on territory, quality control/assurance activities or information available to produce in regard to licenses from a third party.

D.    Other Service and Performance Standards

      1. Other service and performance standards not inconsistent with this Agreement.

E.    Other Matters

      1.    Other matters not inconsistent with this Agreement.

F.    Licensor Requirements

      Limitations imposed by a third party licensor such as

      1.    Territory for manufacturing.

      2. Limitations on quality control/regulatory activities as regards Earlier Stage Producer.

      3.    Limitations on information from Earlier Stage Producer.

                                                                       EXHIBIT I



                               PROCESS MANUAL FOR

                             BULK CHEMICAL SYNTHESIS


                                    CONTENTS


A.    CHEMISTRY AND PROCESS SUMMARY
      (For each step)

      1. Reaction sequence with equations, structures, molecular weights and yield.

      2. A table indicating material requirements (quantity and grade) on a common basis, i.e., so much intermediate and raw materials per kilo of drug product.

            Recoverable materials indicated by gross and net amounts.

      3.    A brief summary of the procedure with significant conditions.

      4. Major waste streams with qualitative and quantitative data. Disposition of each stream.

      5. Developmental studies in progress, if any, which could affect process.

B.    PILOT OR FACTORY PROCESS
      (For each step)

      1.    Chemical Requirements - weight or volume, grade.

      2. Equipment list indicating size, material of construction (acceptable alternatives), utility services to unit, agitation type and power, etc.

      3.    Flow diagram with material balances.

      4. Operating Procedure - Operations listed in prose discussion with notes explaining:

            a)    Special points such as gas evolution, etc.
            b)    Allowable limits on variables, with consequences of exceeding.
            c)    Heats of reactions, special heat transfer data.
            d)    Safety highlights.
            e)    Time cycles.
            f)    Recovery or reuse of solvents.

            g)    Stability of intermediates.
            h)    Quality of intermediates.
            i)    Rework procedures.

      5. Chart of results of demonstration or other batches with batch number, yields, quality.

C.    APPENDIX

      1.    Toxicity Data

            Known chemical, use literature information on acute and systemic toxicities. Intermediates, etc. - Industrial Hygiene Sheet with data.

      2.    Safety Data

            Stepwise breakdown of tests on reaction mixtures and isolated intermediates; including DTA, DSC, calorimetry and, if applicable, shock sensitivity, detonation velocity, etc., compatible with current TR practices (if TR is the Producer).

      3.    Batch Sheets

            For each step, including cleanout, solvent recovery, in-process waste disposal, etc. All in accordance with GMP.

      4.    Assay Procedures - In-process and intermediates.

      5. Corrosion Data for materials of construction, compatible with current TR practices (if TR is the Producer).

      6.    Process utility requirements.

      7. Supporting individual reports by developmental organic and analytical chemists giving total developmental background.

                                                                      EXHIBIT II


PROCESS AND PRODUCT INFORMATION SUMMARY (PPIS) CONTENTS

      1.    Summary - a brief summary of the manufacturing procedure.

      2.    Process Flow Chart

      3. Formula - a narrative description for each product strength. Also includes a table on the composition of each product strength including each ingredient, quantity per tablet (unit) and quantity per standard lot size.

            3.A   Final Market Composition

            3.B   Clinical Trial Formulae

            3.C   Development Pharmaceutics

      4. Manufacturing Procedure - a detailed step-by-step description of the manufacturing procedure.

            4.A   Outline of process

            4.B Detailed Process Description for largest batches manufactured to date

      5. Comments on Manufacture - comments regarding significant parameters to be monitored during production and any other information that would be of significance to the manufacturing area.

      6. Stability Summary, Packaging Recommendations and Safety Assessment - a short summary of stability data and safety assessment results. Includes recommended packaging components based on stability data and cleaning information.

      7. Safety and Health Data - information on any special safeguards to be used in production. Includes information such as toxicity data for eye contact, skin contact, inhalation and ingestion, dust explosion data and reactivity data.

      8. Raw Material Specifications- includes detailed description of all active ingredient and other ingredient testing methods and names and addresses of suppliers.

      9.    In-Process Controls

      10. Finished Product Specifications - includes tentative specification and test methods and historical batch analyses.

      11.   Punch and Die Drawing - if tabletted product.

      12.   Summary of Pharmacological/Bioavailability Data

                                                                     EXHIBIT III


                                 TRANSFER PRICE

The Transfer Price for Products and Intermediate Forms thereof produced by TR will be the sum of five segments:

            1.    Product Cost

            2.    Period Cost

            3.    Cost of Capital

            4.    Subcontracting Premium

            5.    Costs and Expenses of Delivery

Based upon the TR Profit Plan estimates of these five segments (excluding any segment which is billed separately or directly to KBI) a unitized estimate of the Transfer Price will be developed each Year and will be used for invoicing Products shipped to KBI. Invoices will be based on the unitized estimate of the Transfer Price, and the Period Cost and Cost of Capital components of unitized Transfer Price will be adjusted after the end of each Year in accordance with the annual Year-End settlement procedure contained in Section 5.04 to reflect actual amounts.

For purposes of this Exhibit III, KBI-Related Production shall consist of manufacturing of all Products (and Intermediate Forms thereof) for which the Transfer Price is calculated in accordance with this Exhibit III.

1. Product Cost (also known as TR Standard Inventory Cost) will be determined in accordance with TR's usual method of accounting for products made for use as samples or sale. It shall include materials, labor, subcontracting costs and overhead utilized in the factory level production of the chemical entity and for the conversion of that entity to finished packaged pharmaceutical forms. Specific costs will be determined for each individual entity and for each of the various finished forms. These costs will be used for valuing all inventory movements, as Product flows through TR into KBI, in the same manner as such costs are utilized by TR in the development of its financial statements and controls. Attachment A hereto illustrates without limitation, specific items included in such costs.

      The Products held in TR's inventory for eventual sale to KBI (raw materials, work in process, finished goods and packaging materials) will be revalued effective each January 1st to reflect the revised standard costs applied by TR to its inventory. Within 60 days after each January 1st, TR shall calculate and advise KBI of the total amount of such revaluation as a net increase or decrease to the total standard costs applicable to such Products in inventory at the preceding December 3lst. Within 30 days of such notice, an amount equal to the total amount of such revaluation shall be remitted, in the same manner as provided in Article V for payments for Products, by TR to KBI if such amount is an increase, and by KBI to TR if such amount is a decrease. The calculation and settlement provided for in the preceding two sentences shall be separate from and shall not affect the Year end adjustment of Period Cost and Cost of Capital referred to in Article V and this Exhibit III.

2. Period Cost, the components of which are illustrated without limitation in Attachment B, will also be determined in accordance with TR's usual method of accounting, with the following exceptions: (a) standard revisions amounts representing the change in standard costs of finished goods, work in process, raw materials and packaging materials from one fiscal period to the next fiscal period will not be included in Period Cost; and (b) depreciation will not be included in Period Cost. In addition, only Period Costs of the TR manufacturing Sites where KBI products are produced, as well as an appropriate allocation of period cost at non-manufacturing Sites where manufacturing support activities are conducted, will be included in determining the allocation of period costs to KBI-Related Production.

      Period Cost chargeable to KBI will be the sum of individual calculations of Period Cost chargeable for each manufacturing Site involved in KBI-Related Production and an appropriate allocation of Period Costs from non-manufacturing Sites where manufacturing support activities are conducted utilizing the formula as detailed below. This basis for allocating period costs is known as the "plant specific" methodology. As a part of the calculation of Period Cost chargeable to KBI-Related Production for each manufacturing Site, material variances, discards, and purchase price variances (PPV) will be specifically identified for KBI-Related Production rather than being allocated. Accordingly, material variances, discards, and purchase price variances (PPV) for all products at the Site will be excluded from the Period Cost eligible for allocation.

      Period Costs at non-manufacturing Sites where manufacturing support activities are conducted will be allocated to KBI-Related Production utilizing the following approach. First, period costs relating to manufacturing support activities will be identified. Once identified, a fair share of these support costs will be allocated to each manufacturing Site involved in KBI-Related Production. Generally, this identification and allocation process will use methodologies previously established or adopted in the future to support TR's internal reporting. In cases where a specific method does not exist, headcount will be utilized to allocate period cost. Lastly, the period cost allocated to KBI-Related Production for each of the manufacturing Sites will be determined based on the respective percentage of KBI-Related Production at the Site. These percentages will be derived based on the relationship of Site labor and overhead for KBI-Related Production to total Site labor and overhead, both valued at standard cost.

 PC = A/B X (C-D) + E   +   A/B X (C-D) + E   + ... +   A/B X (C-D) + E   +   F

   (mfg Site 1)              (mfg Site 2)                 (mfg Site n)

where "n" represents the number of manufacturing Sites where KBI-Related Production occurs. A, B, C, D, E and F in the formula shall be calculated in accordance with the same principles described above. The elements of the formula include the following amounts determined for the Year.


                                      III-2

PC    =    Period Cost charged to KBI by TR.

A     =    Site labor and overhead for KBI-Related Production valued at standard cost.

B     =    Total Site labor and overhead valued at standard cost.

C     =    Total Site period costs.

D     =    Total material variances, discards, and purchase price variances
           (PPV).

E     =    Material variances, discards, and purchase price variances (PPV)
           specific to KBI-Related Production.

F     =    Total period costs allocated to KBI-Related Production from non-manufacturing Sites where manufacturing support activities are conducted.


3. Cost of Capital will be as follows: The annual Cost of Capital shall be the greater of (i) the Minimum Capital Charge multiplied by the number of months in such Year that are within the projected period of Market Exclusivity used to compute such Minimum Capital Charge or (ii) the Total Capital Charge. The Total Capital Charge will be the Total Average Assets Employed for KBI-Related Production for the Year multiplied by a pre-tax cost of capital rate of 22%. The Total Average Assets Employed for KBI-Related Production for the Year will be determined by the following formula:

--------------------------------------------------------------------------------
Total Average Assets Employed          Average Inventory (defined below) plus
for KBI-Related Production for the     Average Gross Properties, Plant and
Year =                                 Equipment (defined below) plus Cash
                                       (defined below) plus accounts receivable
                                       (1/12 of sum of 12 month net accounts
                                       receivable balances due TR from KBI) for
                                       KBI-Related Production.
--------------------------------------------------------------------------------
Average Inventory =                    1/12 of (the sum of 12 months ending
                                       inventory of product cost of chemical
                                       entities and finished and packaged
                                       pharmaceutical forms for KBI-Related
                                       Production + the sum of 12 months ending
                                       inventory of related raw materials and
                                       work in process for KBI-Related
                                       Production)
--------------------------------------------------------------------------------
Cash =                                 1/12 of (Product Cost charged to KBI for
                                       KBI-Related Production + Ending TR
                                       inventory of KBI chemical entities and
                                       finished and packaged pharmaceutical
                                       forms for KBI-Related
                                       Production-Beginning TR inventory of KBI
                                       chemical entities and finished and
                                       packaged pharmaceutical forms for
                                       KBI-Related Production)
--------------------------------------------------------------------------------


                                      III-3

As with period costs, only gross property, plant and equipment of the TR manufacturing Sites where KBI-Related Production occurs, as well as an appropriate allocation of gross property, plant and equipment at non-manufacturing Sites where manufacturing support activities are conducted and gross property, plant and equipment related to manufacturing or manufacturing support at mixed Sites, will be included in determining the average gross property, plant and equipment for KBI-Related Production.

Similar to Period Cost, Average Gross Properties, Plant and Equipment will be the sum of individual calculations of Average Gross Properties, Plant and Equipment utilizing the formula as detailed below. This basis for allocating Average Gross Properties, Plant and Equipment is known as the "plant specific" methodology. Average Gross Properties, Plant and Equipment at non-manufacturing Sites where manufacturing support activities are conducted will be allocated based on the same methodologies identified to allocate Period Cost for non-manufacturing Sites where manufacturing support activities are conducted, except that assets located at TR Corporate Headquarters in Whitehouse Station, New Jersey will be excluded. Average gross property, plant and equipment at mixed Sites (i.e., Sites where research, manufacturing or marketing activities are conducted) will include only assets associated with manufacturing or manufacturing support activities.

Average Gross           A/B x G(1) + G(2)   +   A/B x G(1) + G(2)   +...+   A/B x G(1) + G(2) + H
Properties, Plant             -----------             -----------                 -----------
and Equipment       =              2                       2                           2

                             (Mfg. Site 1)           (Mfg. Site 2)               (Mfg. Site n)

where "n" represents the number of manufacturing Sites where KBI-Related Production occurs.

G(1)  =     Gross Properties, Plant and Equipment at manufacturing Site at the beginning of Year.

G(2)  =     Gross Properties, Plant and Equipment at manufacturing Site at the end of Year.

H     =     Average Gross Properties, Plant and Equipment allocated to
            KBI-Related Production from non-manufacturing Sites where manufacturing support activities are conducted (exclusive of Gross
            Property, Plant and Equipment located at TR Corporate Headquarters in Whitehouse Station, New Jersey.)

4. Subcontracting premium will be 10% of subcontracting costs included in Product Cost incurred by TR for KBI-Related Production. Subcontracting premium will be charged only if (i) TR delivers or causes to be delivered to the subcontractor an Intermediate Form of the relevant Product or manufacturing process know-how necessary for the production of such Product and (ii) TR provides supervisory oversight or other related services with respect to the subcontractor.


                                      III-4

      All manufacturing including Packaging by a third party of intermediates after and including the steps in which the active drug is formed shall be considered as subcontracting. In cases where KB or an Affiliate of TR is chosen as a subcontractor, no subcontracting premium will apply.

5. Costs and Expenses of Delivery associated with KBI-Related Production, consistent with Section 5.03, shall be invoiced to KBI or the Subsequent Producer (either separately or as part of the Transfer Price) unless they are paid directly by KBI or the Subsequent Producer.

SPECIAL PROVISION CONCERNING ENALAPRIL/FELODIPINE COMBINATION PRODUCTS

The Transfer Price for Enalapril/Felodipine Combination Products for purposes of the Supply Agreement dated as of November 1, 1994 between TR and KBI, as amended, governing the supply of Enalapril/Felodipine Combination Products shall be computed in the same manner as the Transfer Price hereunder for In-Line Products as set forth in paragraph (a) of Section 5.01 of this Agreement for Enalapril/Felodipine Combination Product sold in the years 1998 through 2000 and as set forth in paragraph (b) of Section 5.01 of this Agreement for Enalapril/Felodipine Combination Product sold after the year 2000.


                                      III-5

                                                                    ATTACHMENT A


                                  PRODUCT COST

Material (raw materials, filling and packaging supplies)

Subcontracting Costs

Labor (direct labor)

Overhead (indirect labor/supervision, operating supplies, testing charges, waste disposal charges, maintenance expense and utilities, and all other expenses related to factory production)

                                                                    ATTACHMENT B


                                   PERIOD COST

Period costs in TR's usual method of accounting includes standard revision and depreciation, however, these costs will be excluded from the total period cost allocated to KBI.

Material variances, discards, and purchase price variances (PPV) related to KBI products will be specifically identified and charged to KBI. Therefore, these categories of variances for all products will be excluded from the period cost base allocated to KBI. All other classes of variances will be included in period costs allocated to KBI.

Unused Capacity Expenses (fixed expenses not absorbed into inventory and relating to the underutilization of the production of such items as steam, heat and power)

Materials Management Expenses (expenses for the purchasing department, production control and warehouses)

Quality Control Expenses

Real Estate Taxes

Insurance

General Services (administration and all other expenses related to production but not included in Product Cost)

                                                                     EXHIBIT IVA


                                 TRANSFER PRICE

The Transfer Price for Products and Intermediate Forms thereof produced by KB in pilot or laboratory scale production ("KBI-Related Pilot Production") will be the sum of four segments:

            1.    Product Cost

            2.    Site Overhead

            3.    Cost of Capital

            4.    Costs and Expenses of Delivery

The Transfer Price will be calculated separately for each Manufacturing Stage. Based upon the annual KB Budget estimates of these four segments (excluding any segment which is billed separately or directly to KBI), a unitized estimate of the Transfer Price will be developed each Year and will be used for invoicing Products shipped to KBI or any Producer. Invoices will be based on the unitized estimate of the Transfer Price and the unitized Transfer Price will be adjusted after the end of each Year in accordance with the annual Year-End settlement procedure contained in Section 5.04.

      1. Product Cost will include all costs related to KBI-Related Pilot Production in KB's departments of Pharmaceutical Development, or its successor or comparable function, including subcontracting costs. These allocated costs, however, will not include the expenses of Clinical R&D, or Pre-Clinical R&D. The Product Cost shall be determined in accordance with KB's usual method of accounting for internal projects, where the following costs are reasonably allocated to the Product:

      a) Project related external costs (consultants, license fees, supplies, etc.). Also included here are variable charges from KB's Chemical Development department.

      b) Multi-project related external costs (as above but related to more than one project).

      c) Direct project workers, e.g. employment cost (salary and salary-related costs), consumables, travel, education, subscriptions, etc. Direct project workers are those with 10% or more of the man-year of each such worker devoted to a project. A man-year is defined as a full-time employee (FTE) with 220 working days (gross) per year (giving approximately 180 days net efficient time). A cross-functional average man-year cost per company is to be used in the budget process. The data is updated annually by KB's Control department.

      d) Common scientific costs include non-project scientific workers devoting less than 10% of the man-year of each such worker to a project, as well as other


                                      IVA-1
            administrative staff in the pharmaceutical function. These costs are not shown at project level, only as a total overhead cost within each category.

Depreciation shall be excluded.

      2. Site Overhead is made up of the on-site service functions not performed by the Pharmaceutical Development Departments. This includes but is not limited to company management, finance, human resources, information service and technology, legal and information, library, office service, security, site services, utilities, repairs and maintenance. KB corporate headquarters functions and marketing and manufacturing activities are not part of Site Overhead. The Site Overhead shall be allocated to the Products by way of the number of FTES included in the Product Cost.

      3. Cost of Capital will be charged using a pre-tax cost of capital rate of 22%. For purposes of calculating the Cost of Capital charge, the pre-tax cost of capital rate will be applied to the Total Average Assets Employed for KBI-Related Pilot Production for each Year. KB corporate headquarters functions are not part of the Cost of Capital. The Total Average Assets Employed for KBI-Related Pilot Production for the Year shall be determined by the following formula, applied to each Site:

      Total Average Assets          = Average Inventory (defined below), plus
      Employed for KBI-Related      Cash (defined below), plus Average Gross
      Pilot Production for the      Fixed Assets (defined below) plus Accounts
      Year                          Receivable (defined below).

      Average Inventory             = 1/12 of (the sum of 12 months ending
                                    inventory of Product Cost of chemical
                                    entities and finished and packaged
                                    pharmaceutical forms produced by KB for
                                    KBI-Related Pilot Production + the sum of 12 months ending inventory of related raw materials and work in process for KBI-Related Pilot Production)

      Cash                          = 1/12 of Product Cost charged to KBI for
                                    KBI-Related Pilot Production

      Only gross fixed assets of the KB Sites where KBI-Related Pilot Production occurs will be included in determining the average gross fixed assets for KBI-Related Pilot Production.

      Average Gross Fixed           = The average of opening and closing
      Assets                        balances of gross fixed assets used for
                                    KBI-Related Pilot Production. The fixed
                                    assets used for KBI-Related Pilot
                                    Production shall be calculated as a share of the Pharmaceutical Development department fixed assets, proportionate to the share of KBI-Related Pilot Production time or cost related to the total time or cost of the Pharmaceutical Development department, plus a share of the


                                      IVA-2
                                    fixed assets used for Site Overhead,
                                    allocated by way of occupied floor area, number of employees or other fair allocation method to reflect use of resources.

      Accounts Receivable           = 1/12 of the sum of 12 months' net accounts
                                    receivable balances due KB from KBI for
                                    KBI-Related Pilot Production

      4. Costs and Expenses of Delivery, associated with KBI-Related Pilot Production, consistent with Section 5.03, will be invoiced to KBI or the Subsequent Producer (either separately or as part of the Transfer Price) unless they are paid directly by KBI or the Subsequent Producer.

      Conversion to United States dollars from Swedish Krona at the average of the twelve monthly average exchange rates for the Year used by KB for financial reporting.


                                      IVA-3

                                                                     EXHIBIT IVB


                                 TRANSFER PRICE

The Transfer Price for Products and Intermediate Forms thereof produced by KB other than in pilot or laboratory scale production ("KBI-Related Commercial Production") will be the sum of four segments:

            1.    Product Cost

            2.    Cost of Capital

            3.    Manufacturing Support Costs

            4.    Costs and Expenses of Delivery

The Transfer Price will be calculated separately for each Manufacturing Stage. Based upon the annual KB Budget estimates of these four segments (excluding any segment which is billed separately or directly to KBI), a unitized estimate of the Transfer Price will be developed each Year and will be used for invoicing Products shipped to KBI or any Producer. Invoices will be based on the unitized estimate of the Transfer Price and the unitized Transfer Price will be adjusted after the end of each Year in accordance with the annual Year-End settlement procedure contained in Section 5.04 and in the Section entitled "Pre-Calculated Transfer Price and Actual Transfer Price" in this Exhibit IVB.

For purposes of this Exhibit IVB, KBI-Related Commercial Production shall consist of manufacturing of all Products (and Intermediate Forms thereof) for which the Transfer Price is calculated in accordance with this Exhibit IVB.

            1. Product Cost will equal KB Factory Cost less depreciation. KB Factory Cost will be determined in accordance with KB's usual method of accounting for products made for use as samples or sale. It shall include materials, labor, subcontracting costs, license fees (excluding royalties which have been taken into account under Section 3.7(c) of the Master Restructuring Agreement) and overhead utilized in the factory level production of the chemical entity and for the conversion of that entity to finished packaged pharmaceutical forms. Specific costs will be determined for each individual entity and for each of the various finished forms. Attachment A hereto illustrates, without limitation, specific items included in such costs.

      Depreciation is included in different activities. It will be excluded by using the following formula, applied to each manufacturing Site. The intent of applying the following formula is to approximate the result that would have been obtained if depreciation were not included.


                                      IVB-1

      B/C x A

      Where:

      A  =  total depreciation of the manufacturing Site

      B = total Factory Costs (other than materials consumption) as above for KBI-Related Commercial Production

      C = total Factory Costs (other than materials consumption) as above of the manufacturing Site

            2. Cost of Capital. The annual Cost of Capital shall be the greater of (i) the Minimum Capital Charge multiplied by the number of months in such Year that are within the projected period of Market Exclusivity used to compute such Minimum Capital Charge or (ii) the Total Capital Charge. For purposes of calculating the Total Capital charge, the pre-tax cost of capital rate 22% will be applied to the Total Average Assets Employed for KBI-Commercial Production for the Year. Cost of Capital will be charged as a portion of the unitized estimates of the Transfer Price based on the annual KB Budget. Astra corporate headquarters functions are not part of Cost of Capital. The Total Average Assets Employed for KBI-Related Commercial Production for the Year will be determined by the following formula, applied to each manufacturing Site:

Total Average Assets Employed for   Average Inventory (defined below) plus
KBI-Related Commercial              Average Gross Fixed Assets (defined below)
Production for the Year =           plus Cash (defined below) plus accounts
                                    receivable (1/12 of sum of 12 month net
                                    accounts receivable balances due KB from KBI or any Producer for KBI-Related Commercial
                                    Production)

Average Inventory =                 1/12 of (the sum of 12 months ending
                                    inventory of Product Cost of chemical
                                    entities and finished and packaged
                                    pharmaceutical forms produced by KB for
                                    KBI-Related Commercial Production + the sum of 12 months ending inventory of related raw materials and work in process for KBI-Related Commercial Production)

Cash = 1/12 of (Product Cost charged to KBI for KBI-Related Commercial Production + Ending KB inventory of KBI chemical entities and finished and packaged pharmaceutical forms for KBI-Related Commercial Production - Beginning KB inventory of KBI chemical entities and finished and packaged pharmaceutical forms for KBI- Related Commercial Production)


                                      IVB-2

Only gross fixed assets of the KB manufacturing Sites where KBI-Related Commercial Production occurs will be included in determining the average gross fixed assets for KBI-Related Commercial Production.

Average Gross Fixed Assets          = The average of opening and closing
                                    balances of gross fixed assets used for
                                    KBI-Related Commercial Production. The
                                    assets at the manufacturing Site shall be allocated to products and finished packaged forms by the same method as depreciation above.

      3. Manufacturing Support Costs are costs for activities conducted within the Manufacturing & Logistics organization (or its successor) and not at the manufacturing Sites. It includes without limitation activities regarding construction and facilities for which costs are not capitalized, environmental affairs, logistics, purchasing coordination and quality management.

In case these costs are not allocated to factories or manufacturing Sites within KB's internal reporting, headcount will be utilized to allocate these costs. The manufacturing support costs allocated to each Site will be further allocated to KBI-Related Commercial Production using the following formula: K x H/J, where

      K   =   share of manufacturing support costs for Site

      H   =   total Factory Costs (other than materials consumption) at
              pre-calculated price for actual volume of KBI-Related Commercial
              Production at Site.

      J   =   total Factory Costs (other than materials consumption) at
              pre-calculated price for total volume at Site.

      4. Costs and Expenses of Delivery associated with KBI-Related Commercial Production, consistent with Section 5.03, shall be invoiced to KBI or the Subsequent Producer (either separately or as part of the Transfer Price) unless they are paid directly by KBI or the Subsequent Producer.

PRE-CALCULATED TRANSFER PRICE AND ACTUAL TRANSFER PRICE

      An estimated unit price per item, the Pre-Calculated Transfer Price, based on KB's standard cost and budget assumptions, will be communicated to KBI by October 15th each Year, according to Article XVI. This price will be used as a preliminary Transfer Price for the following year.

      The Pre-Calculated Transfer Price will be adjusted according to Section
5.04 according to the following method:

      - Material variances, discards and purchase price variances will be specifically identified for KBI-Related Commercial Production.


                                      IVB-3

      - Cost of capital will be calculated based on actual volume, average accounts receivable, Average Inventory and Average Gross Fixed Assets.

      -     Calculation difference (G), computed as follows:

      G =   D- E - F will be determined, where
      D =   actual Product Cost for actual volume at Site.
      E =   total material variances, discards and purchase price variations at
            Site.
      F =   Product Cost at pre-calculated price for actual volume at Site.

      The calculation difference will be allocated to the KBI-Related Commercial Production from each Site using the following formula: G x H / J where

      G =   the calculation difference as defined above

      H = total Factory Costs (other than materials consumption) at pre-calculated price for actual volume of KBI-Related Production at Site.

      J = total Factory Costs (other than materials consumption) at pre-calculated price for total volume at Site.

      Conversion to United States dollars from Swedish Krona at the average of the twelve monthly average exchange rates for the Year used by KB for financial reporting.


                                      IVB-4

                                                                    ATTACHMENT A


                                  FACTORY COST

Factory cost in KB's usual method of accounting includes depreciation, however depreciation will be excluded from the total costs allocated to KBI.

Materials Consumption (including raw materials, packaging materials, sub-contracting)

Materials Management and Handling (including planning and purchasing, inspection of goods received, warehousing, dispensing)

Manufacturing (including processing, order handling, in-process quality control, product quality control, regulatory compliance)

Administration (including management, production staff, real estate tax)

                                                                       EXHIBIT V


                       QUALITY DOCUMENTATION REQUIREMENTS

- Batch Production Records for all manufacturing and packaging operations.
- Labeling batch records.
- Certificates of Analysis.
- Certificates of Conformance (to GMP and regulatory application)
- Incoming receiving and test records for active and inactive materials.
- Incoming receiving and test records for primary packaging components.
- In-process and finished product QA inspection records.
- In-process and finished product QC test records.
- Deviations from approved batch records, SOPs, specifications and/or equipment operation and cleaning procedures.
- Formal investigation reports for Out of Specification (OOS) results.
- Temperature and humidity monitoring charts.
- Label/labeling specifications and specimens.
- Environmental monitoring reports.
- Master Production Records.
- Specifications for active and inactive materials and primary packaging components.
- Specifications for intermediates, and finished bulk and packaged finished product.
- Analytical methods.
- Process validation protocols and final reports.
- Equipment cleaning validation protocols and final reports.
- Facility cleaning validation protocols and final reports.
- Analytical method validation protocols and reports.
- Utility (e.g., HVAC, water) validation protocols and reports.
- Equipment installation qualification and operational qualification protocols and reports.
- Audit reports for suppliers of active, critical intermediates, inactive materials, and primary packing components.
- Audit reports for contract testing facilities, packagers/labelers, etc.
- Trend analysis reports.
- Customer complaint records and investigation reports.
- GMP Annual Product Reviews.
- Analytical method and process technology transfer reports.
- Standard Operating Procedures.
- Stability protocols and reports for bulk active, intermediates, bulk finished and packaged product.
- Shipping study protocols and reports.
- In vitro dissolution profiles.
- Calibration Records.
- Change Control records and reports (process, equipment, facility, etc.).

- Reserve Samples Annual Inspection Reports.
- Regulatory Authority GMP Inspection Reports (e.g., FDA-483's, Warning Letters, Swedish authorities, etc.).


                                       V-2